[VERSION D]
                            PHOENIX SPECTRUM EDGE(R)+
                        PHL VARIABLE ACCUMULATION ACCOUNT
           ISSUED BY: PHL VARIABLE INSURANCE COMPANY ("PHL VARIABLE")

PROSPECTUS                                                           MAY 1, 2007
    This prospectus describes a variable and fixed accumulation deferred annuity contract offered to groups and individuals. The contract offers a variety of variable and fixed investment options. You may allocate premium payments and Contact Value to one or more of the subaccounts of the PHL Variable Accumulation Account ("Separate Account"), the Market Value Adjusted Guaranteed Interest Account ("MVA") and the Guaranteed Interest Account ("GIA"). The assets of each subaccount will be used to purchase, at net asset value, shares of a series in the following designated funds.

AIM VARIABLE INSURANCE FUNDS - SERIES I SHARES
----------------------------------------------
[diamond] AIM V.I. Capital Appreciation Fund
[diamond] AIM V.I. Core Equity Fund (1)
[diamond] AIM V.I. Mid Cap Core Equity Fund (1)

THE ALGER AMERICAN FUND - CLASS O SHARES
----------------------------------------
[diamond] Alger American Leveraged AllCap Portfolio (1)

DWS SCUDDER INVESTMENTS VIT FUNDS - CLASS A
-------------------------------------------
[diamond] DWS Equity 500 Index VIP

FEDERATED INSURANCE SERIES
--------------------------
[diamond] Federated Fund for U.S. Government Securities II
[diamond] Federated High Income Bond Fund II - Primary Shares

FIDELITY(R) VARIABLE INSURANCE PRODUCTS - SERVICE CLASS
-------------------------------------------------------
[diamond] Fidelity VIP Contrafund(R) Portfolio
[diamond] Fidelity VIP Growth Opportunities Portfolio
[diamond] Fidelity VIP Growth Portfolio
[diamond] Fidelity VIP Investment Grade Bond Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2
--------------------------------------------------------------
[diamond] Franklin Income Securities Fund
[diamond] Mutual Shares Securities Fund
[diamond] Templeton Developing Markets Securities Fund
[diamond] Templeton Foreign Securities Fund
[diamond] Templeton Global Asset Allocation Fund (2)
[diamond] Templeton Growth Securities Fund

LAZARD RETIREMENT SERIES - SERVICE SHARES
-----------------------------------------
[diamond] Lazard Retirement Small Cap Portfolio (1)

LORD ABBETT SERIES FUND, INC. - CLASS VC
----------------------------------------
[diamond] Lord Abbett Bond-Debenture Portfolio
[diamond] Lord Abbett Growth and Income Portfolio
[diamond] Lord Abbett Mid-Cap Value Portfolio

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST - CLASS S
----------------------------------------------------
[diamond] Neuberger Berman AMT Fasciano Portfolio
[diamond] Neuberger Berman AMT Guardian Portfolio

OPPENHEIMER VARIABLE ACCOUNT FUNDS - SERVICE SHARES
---------------------------------------------------
[diamond] Oppenheimer Capital Appreciation Fund/VA
[diamond] Oppenheimer Global Securities Fund/VA
[diamond] Oppenheimer Main Street Small Cap Fund/VA

THE PHOENIX EDGE SERIES FUND
----------------------------
[diamond] Phoenix Capital Growth Series
[diamond] Phoenix Growth and Income Series
[diamond] Phoenix Mid-Cap Growth Series
[diamond] Phoenix Money Market Series
[diamond] Phoenix Multi-Sector Fixed Income Series
[diamond] Phoenix Multi-Sector Short Term Bond Series
[diamond] Phoenix Strategic Allocation Series
[diamond] Phoenix-Aberdeen International Series
[diamond] Phoenix-Alger Small-Cap Growth Series
[diamond] Phoenix-Duff & Phelps Real Estate Securities Series
[diamond] Phoenix-S&P Dynamic Asset Allocation Series: Aggressive Growth [diamond] Phoenix-S&P Dynamic Asset Allocation Series: Growth
[diamond] Phoenix-S&P Dynamic Asset Allocation Series: Moderate
[diamond] Phoenix-S&P Dynamic Asset Allocation Series: Moderate Growth [diamond] Phoenix-Sanford Bernstein Mid-Cap Value Series
[diamond] Phoenix-Sanford Bernstein Small-Cap Value Series
[diamond] Phoenix-Van Kampen Comstock Series
[diamond] Phoenix-Van Kampen Equity 500 Index Series

PIMCO VARIABLE INSURANCE TRUST - ADVISOR CLASS
----------------------------------------------
[diamond] PIMCO VIT CommodityRealReturn(TM) Strategy Portfolio
[diamond] PIMCO VIT Real Return Portfolio
[diamond] PIMCO VIT Total Return Portfolio

THE RYDEX VARIABLE TRUST
------------------------
[diamond] Rydex Variable Trust Inverse Government Long Bond Fund (1) [diamond] Rydex Variable Trust Nova Fund (1)
[diamond] Rydex Variable Trust Sector Rotation Fund (1)

THE UNIVERSAL INSTITUTIONAL FUNDS, INC. - CLASS II SHARES
---------------------------------------------------------
[diamond] Van Kampen UIF Equity and Income Portfolio

WANGER ADVISORS TRUST
---------------------
[diamond] Wanger International Select
[diamond] Wanger International Small Cap
[diamond] Wanger Select
[diamond] Wanger U.S. Smaller Companies

   (1)Closed to new investment on May 1, 2006. (2)Closed to new investment on October 29, 2001. See Appendix A for additional information.

      The contract is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The contract may go down in value.

    The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities, nor passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

    Replacing any existing contract with this contract may not be to your advantage. You should carefully compare this contract with your existing one and you must also determine if the replacement will result in any tax liability.

    This prospectus provides information that you should know before investing. Keep this prospectus for future reference. A Statement of Additional Information ("SAI") dated May 1, 2007, is incorporated by reference and has been filed with the SEC and is available free of charge by contacting us at the address or phone number listed below. A table of contents of the SAI is available on the last page of this prospectus. If you have any questions, please contact:

   [envelope] PHL VARIABLE INSURANCE COMPANY   [telephone] TEL. 800/541-0171
              Annuity Operations Division
              PO Box 8027
              Boston, MA 02266-8027

                       TABLE OF CONTENTS

Heading                                                   Page
---------------------------------------------------------------
GLOSSARY OR SPECIAL TERMS.................................    3
SUMMARY OF EXPENSES.......................................    4
CONTRACT SUMMARY..........................................   10
FINANCIAL HIGHLIGHTS......................................   12
FINANCIAL STATEMENTS......................................   12
PERFORMANCE HISTORY.......................................   12
THE VARIABLE ACCUMULATION ANNUITY.........................   12
PHL VARIABLE AND THE SEPARATE ACCOUNT ....................   12
THE VARIABLE INVESTMENT OPTIONS...........................   13
GIA.......................................................   13
MVA  ....................................................    14
DEDUCTIONS AND CHARGES....................................   15
   Annual Administrative Charge...........................   15
   Daily Administrative Fee...............................   15
   Market Value Adjustment................................   15
   Guaranteed Minimum Accumulation Benefit Fee............   15
   Guaranteed Minimum Income Benefit Rider Fee............   15
   Guaranteed Minimum Withdrawal Benefit Fee..............   16
   Mortality and Expense Risk Fee.........................   16
   Surrender Charges......................................   16
   Tax....................................................   17
   Transfer Charge........................................   17
   Reduced Charges, Credits and Bonus Guaranteed
     Interest Rates for Eligible Groups...................   17
THE ACCUMULATION PERIOD...................................   17
   Accumulation Units.....................................   17
   Accumulation Unit Values...............................   18
   Purchase of Contracts..................................   18
   Additional Programs....................................   18
   Optional Benefits......................................   21
   Surrender of Contract and Withdrawals..................   26
   Contract Termination...................................   26
   Payment Upon Death Before Maturity Date ...............   26
INTERNET, INTERACTIVE VOICE RESPONSE
   AND TELEPHONE TRANSFERS................................   27
MARKET TIMING AND OTHER DISRUPTIVE TRADING................   28
THE ANNUITY PERIOD........................................   29
   Annuity Payments.......................................   29
   Annuity Payment Options ...............................   30
   Payment Upon Death After Maturity......................   32
VARIABLE ACCOUNT VALUATION PROCEDURES.....................   32
   Valuation Date.........................................   32
   Valuation Period.......................................   32
   Accumulation Unit Value................................   32
   Net Investment Factor..................................   32
MISCELLANEOUS PROVISIONS..................................   33
   Assignment.............................................   33
   Payment Deferral.......................................   33
   Free Look Period.......................................   33
   Amendments to Contracts................................   33
   Substitution of Fund Shares............................   33
   Ownership of the Contract..............................   33
FEDERAL INCOME TAXES......................................   33
   Introduction...........................................   33
   Income Tax Status......................................   34
   Taxation of Annuities in General--Nonqualified Plans...   34
   Additional Considerations..............................   35
   Owner Control..........................................   36
   Diversification Standards .............................   36
   Taxation of Annuities in General--Qualified Plans......   37
SALES OF VARIABLE ACCUMULATION CONTRACTS..................   40
SERVICING AGENT...........................................   41
STATE REGULATION..........................................   41
REPORTS...................................................   41
VOTING RIGHTS.............................................   41
TEXAS OPTIONAL RETIREMENT PROGRAM.........................   42
THE PHOENIX COMPANIES, INC. -
LEGAL PROCEEDINGS ABOUT COMPANY SUBSIDIARIES..............   42
SAI TABLE OF CONTENTS.....................................   43
APPENDIX A--INVESTMENT OPTIONS.............................  A-1
APPENDIX B--DEDUCTIONS FOR TAXES...........................  B-1
APPENDIX C--FINANCIAL HIGHLIGHTS ..........................  C-1

GLOSSARY OF SPECIAL TERMS
--------------------------------------------------------------------------------
    Most of the terms used throughout this prospectus are described within the text where they appear. Certain terms marked by italics when they first appear are defined below.

ACCOUNT VALUE: The value of all assets held in the Separate Account.

ACCUMULATION UNIT: A standard of measurement for each subaccount used to determine the value of a contract and the interest in the subaccounts prior to the maturity date and amounts held under Annuity Payment Option L.

ACCUMULATION UNIT VALUE: The value of one accumulation unit was set at $1.000 on the date assets were first allocated to each subaccount. The value of one accumulation unit on any subsequent valuation date is determined by multiplying the immediately preceding accumulation unit value by the applicable net investment factor for the valuation period just ended.

ANNUITANT(S)/JOINT ANNUITANT: There may be one or two annuitants. One is the primary annuitant and the other is considered to be the joint annuitant. Prior to the maturity date, the annuitants may be changed. However, there may be tax consequences.

ANNUITY PAYMENT OPTION: The provisions under which we make a series of annuity payments to the annuitant or other payee, such as Life Annuity with Ten Years Certain. See "Annuity Payment Options."

ANNUITY UNIT: A standard of measurement used in determining the amount of each periodic payment under the variable Annuity Payment Options I, J, K, M and N. The number of annuity units in each subaccount with assets under the chosen option is equal to the portion of the first payment provided by that subaccount divided by the annuity unit value for that subaccount on the first payment calculation date.

ANNUITY UNIT VALUE: On the first valuation date selected by us, we set all annuity unit values in each subaccount of the Separate Account at $1.00. The annuity unit value on any subsequent valuation date is equal to the annuity unit value of the subaccount on the immediately preceding valuation date multiplied by the net investment factor for that subaccount for the valuation period divided by 1.00 plus the rate of interest for the number of days in the valuation period based on the assumed investment rate.

CLAIM DATE: The valuation date following receipt of a certified copy of the death certificate at our Annuity Operations Division.

CONTRACT DATE: The date that the initial premium payment is invested under a contract.

CONTRACT OWNER (OWNER, YOU, YOUR): Usually the person or entity to whom we issue the contract.

CONTRACT VALUE: Prior to the maturity date, the sum of all accumulation units held in the subaccounts of the Separate Account and the value held in the GIA and/or MVA. For Tax-sheltered Annuity plans (as described in Internal Revenue Code (IRC) Section 403(b)) with loans, the Contract Value is the sum of all accumulation units held in the subaccounts of the Separate Account and the value held in the GIA and/or MVA plus the value held in the Loan Security Account, and less any Loan Debt.

DEATH BENEFIT OPTIONS: The selected death benefit option determines the method of death benefit calculation upon death of the owner or if there are more than one owner, on the earliest death of any of the owners.

FIXED PAYMENT ANNUITY: An annuity payment option providing payments with a fixed dollar amount after the first payment is made.

GIA: An investment option under which premium amounts are guaranteed to earn a fixed rate of interest.

MVA: An account that pays interest at a guaranteed rate if amounts allocated to the account are held to the end of the guarantee period. If amounts are withdrawn, transferred or applied to an annuity payment option before the end of the guarantee period we will make a market adjustment to the value of that account. Assets allocated to the MVA are not part of the assets allocated to the Separate Account or the general account of PHL Variable but are held in the Market Value Interest Adjusted Account established by PHL Variable. The MVA is described in a separate prospectus.

MATURITY DATE: The date elected by the owner as to when annuity payments will begin. Unless we agree otherwise, the maturity date will not be any earlier than the fifth contract anniversary and no later than the younger annuitant's 95th birthday or ten years from the contract date. The election is subject to certain conditions described in "The Annuity Period." If more than one annuitant, the primary annuitant's age will be used to determine that maturity date.

MINIMUM INITIAL PAYMENT: The amount that you pay when you purchase a contract. We require minimum initial premium payments of:

[diamond]  Nonqualified plans--$5,000
[diamond]  Bank draft program--$50
[diamond]  Qualified plans--$2,000

NET ASSET VALUE: Net asset value of a series' shares is computed by dividing the value of the net assets of the series by the total number of series outstanding shares.

PHL VARIABLE (OUR, US, WE, COMPANY): PHL Variable Insurance Company.

VALUATION DATE: A valuation date is every day the New York Stock Exchange ("NYSE") is open for trading and PHL Variable is open for business.

SUMMARY OF EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
    The following tables describe the fees and expenses that you will pay when owning and surrendering the contract. There are no additional fees, other than the contract fees set forth below, charged at the time you purchase this contract.
------------------------------------------------------------------------------------------------------------------------------------
CONTRACT OWNER TRANSACTION EXPENSES
    Deferred Surrender Charge (as a percentage of
    amount surrendered:
       Age of Premium Payment in Complete Years 0.....     7%
       Age of Premium Payment in Complete Years 1.....     6%
       Age of Premium Payment in Complete Years 2.....     5%              This table describes the fees and expenses that you
       Age of Premium Payment in Complete Years 3.....     4%              will pay at the time that you surrender the contract or
       Age of Premium Payment in Complete Years 4.....     3%              transfer value between the subaccounts. State premium
       Age of Premium Payment in Complete Years 5.....     2%              taxes may also be deducted.
       Age of Premium Payment in Complete Years 6.....     1%
       Age of Premium Payment thereafter..............    None

    Transfer Charge (1)
       Current .......................................    None
       Maximum........................................    $20
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ANNUAL ADMINISTRATIVE CHARGE
    Current(2)........................................    $35
    Maximum...........................................    $35

MAXIMUM ANNUAL SEPARATE ACCOUNT EXPENSES (as a percentage of average account value)

    DEATH BENEFIT OPTION 1 - RETURN OF PREMIUM
    ------------------------------------------
    Mortality and Expense Risk Fee....................   1.075%            This table describes the fees and expenses that you
    Daily Administrative Fee..........................   .125%             will pay periodically during the time that you own the
                                                        -------            contract, not including annual fund fees and expenses.
    Total Annual Separate Account Expenses............   1.200%

    DEATH BENEFIT OPTION 2 - ANNUAL STEP-UP
    ---------------------------------------
    Mortality and Expense Risk Fee....................   1.225%
    Daily Administrative Fee..........................    .125%
                                                        -------
    Total Annual Separate Account Expenses............   1.350%
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(1) We reserve the right to impose a transfer charge of up to $20 per transfer after the first 12 transfers in each contract year. See "Transfer Charge."
(2) This charge is deducted annually on the contract anniversary on a pro rata basis from each of the selected investment options. See "Deductions and Charges."

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                                                       OPTIONAL BENEFIT FEES
                                                       ---------------------
             This table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including annual fund fees and expenses, if you elect an optional benefit. These fees are charged in addition to the maximum annual Separate Account Expenses.

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             Only one of the following guaranteed minimum benefit options can be elected. Consult with your financial advisor as to whether the GMAB, the GMIB, or the GMWB fits your particular needs.

GUARANTEED MINIMUM ACCUMULATION BENEFIT(GMAB) FEE(1)                 GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB) FEE(2)
(as a percentage of the Guaranteed Amount                             (as a percentage of the greater of the Guaranteed
and Contract Value)                                                   Annuitization Value or Contract Value)
    Current.....................................     .50%                  Current.....................................     60%
    Maximum.....................................    1.00%                  Maximum.....................................   1.00%


                                        GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB) FEE(3)
                                                      (EFFECTIVE MAY 1, 2007)
                              (as a percentage of the greater of the Benefit Base and Contract Value)

SINGLE LIFE OPTION                                                         SPOUSAL LIFE OPTION
    Current.....................................    0.75%                  Current.....................................    .95%
    Maximum.....................................    1.50%                  Maximum.....................................   1.50%
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ANNUAL FUND OPERATING EXPENSES                                        This table shows the minimum and maximum total operating
                                          Minimum      Maximum        expenses, as a percentage of daily net assets, for the year
                                          -------      -------        ended 12/31/06 charged by the fund companies that you may
    Total Annual Fund Operating                                       pay periodically during the time that you own the contract.
    Expenses (expenses that are                                       More detail concerning the funds' fees and total and net
    deducted from the fund assets                                     fund operating expenses can be found after the Expense
    include management fees,                                          Examples and are contained in the fund prospectuses.
    12b-1 fees and other expenses)         0.28%        5.12%
------------------------------------------------------------------------------------------------------------------------------------

(1) The Guaranteed Minimum Accumulation Benefit fee is deducted annually on the contract anniversary, only if the benefit is selected. The fee percentage is locked in at the time you elect the benefit. See "Optional
    Benefits."
(2) The Guaranteed Minimum Income Benefit fee is deducted annually on the contract anniversary only if the benefit is selected. The fee percentage is locked in at the time you elect the benefit. See "Optional Benefits."
(3) The Guaranteed Minimum Withdrawal Benefit fee is deducted annually on the contract anniversary only if the benefit is elected. The fee will vary depending on which option you elect. For GMWB, the current fee applies at the time you elect the benefit. The fee percentage may be subject to increases after election, but will not exceed the maximum charge of 1.50%. See "Optional Benefits."

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EXPENSE EXAMPLES

These examples will help you compare the cost of investing in the contract if you elect the GMWB Spousal Life Option. These elections will result in the highest total cost of investing in this contract.

If you surrender or annuitize your contract at the end of the applicable time period, your maximum costs would be:

    DEATH BENEFIT OPTION 1
    ----------------------

         1 Year       3 Years      5 Years       10 Years            These examples are intended to help you compare the cost of
      ------------------------------------------------------         investing in the contract with the cost of investing in other
         $1,403        $2,703      $3,920         $6,811             variable annuity contracts. These costs include Contract Owner transaction expenses, maximum annual administrative charges, maximum transfer charges, maximum contract fees, maximum of all
    DEATH BENEFIT OPTION 2                                           applicable riders and benefit fees, separate account annual
    ----------------------                                           expenses and the maximum annual fund operating expenses that were charged for the year ended 12/31/06.
         1 Year       3 Years      5 Years       10 Years
      -----------------------------------------------------          The examples assume that you invest $10,000 in the contract
         $1,417        $2,741      $3,976         $6,890             for the time periods indicated. The examples also assume that your investment has a 5% return each year and assumes the
If you do not surrender or do not annuitize your contract at         maximum fees and expenses of any of the funds and that you
the end of the applicable applicable riders and benefit fees,        have allocated all of your contract value to the fund with
separate account annual expenses and the time period, your           the maximum fees and expenses. Although your actual costs
maximum costs would be:                                              may be higher or lower based on these assumptions, your costs are shown in the table to the left.

    DEATH BENEFIT OPTION 1
    ----------------------

         1 Year       3 Years      5 Years       10 Years
      ------------------------------------------------------
          $773         $2,253      $3,650         $6,811

    DEATH BENEFIT OPTION 2
    ----------------------

         1 Year       3 Years      5 Years       10 Years
      -------------------------------------------------------
          $787         $2,291      $3,706         $6,890
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ANNUAL FUND EXPENSES (as a percentage of fund average net assets for the year ended 12/31/06)

This table shows each fund's investment management fee, Rule 12b-1 fee (if applicable), other operating expenses and total annual fund expenses. The funds provided this information and we have not independently verified it. More detail concerning each fund's fees and expenses is contained in each fund's prospectus, which you may obtain by calling 800/541-0171.

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                                                                                                 Total                 Total Net
                                              Investment  Rule 12b-1    Other      Acquired      Annual   Contractual    Annual
                                              Management  or Service  Operating  Fund Fees and    Fund   Reimbursements   Fund
                            Series               Fee         Fees      Expenses    Expenses     Expenses   & Waivers    Expenses
----------------------------------------------------------------------------------------------------------------------------------
  AIM V.I. Capital Appreciation Fund             0.61        0.00        0.30         0.00        0.91        0.00    0.91(1)
----------------------------------------------------------------------------------------------------------------------------------
  AIM V.I. Core Equity Fund                      0.61        0.00        0.28         0.02(2)     0.91        0.00    0.91(1)
----------------------------------------------------------------------------------------------------------------------------------
  AIM V.I. Mid Cap Core Equity Fund              0.72        0.00        0.32         0.02(2)     1.06        0.00    1.06(1)
----------------------------------------------------------------------------------------------------------------------------------
  Alger American Leveraged AllCap Portfolio      0.81        0.00        0.17         0.00        0.98        0.35    0.945(3)
----------------------------------------------------------------------------------------------------------------------------------
  DWS Equity 500 Index VIP                       0.29        0.00        0.00         0.00        0.29       (0.01)   0.28(4)
----------------------------------------------------------------------------------------------------------------------------------
  Federated Fund for U.S. Government             0.60        0.00        0.39         0.00        0.99        0.00    0.99(18)
    Securities II
----------------------------------------------------------------------------------------------------------------------------------
  Federated High Income Bond Fund II             0.60        0.00        0.42         0.00        1.02        0.00    1.02(18)
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  Fidelity VIP Contrafund(R) Portfolio           0.57        0.10        0.09         0.00        0.76        0.00    0.76(5,18)
----------------------------------------------------------------------------------------------------------------------------------
  Fidelity VIP Growth Opportunities Portfolio    0.57        0.10        0.15         0.00        0.82        0.00    0.82(6,18)
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  Fidelity VIP Growth Portfolio                  0.57        0.10        0.11         0.00        0.78        0.00    0.78(5,7,18)
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  Fidelity VIP Investment Grade Bond Portfolio   0.32        0.10        0.12         0.00        0.54        0.00    0.54
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  Franklin Income Securities Fund                0.46        0.25        0.01         0.00        0.72        0.00    0.72(8)
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  Lazard Retirement Small Cap Portfolio          0.75        0.25        0.18         0.00        1.18        0.00    1.18
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  Lord Abbett Bond-Debenture Portfolio           0.50        0.00        0.46         0.00        0.96       (0.06)   0.90(9)
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  Lord Abbett Growth and Income Portfolio        0.48        0.00        0.39         0.00        0.87        0.00    0.87
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  Lord Abbett Mid-Cap Value Portfolio            0.74        0.00        0.38         0.00        1.12        0.00    1.12
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  Mutual Shares Securities Fund                  0.60        0.25        0.21         0.00        1.06        0.00    1.06
----------------------------------------------------------------------------------------------------------------------------------
  Neuberger Berman AMT Fasciano Portfolio        1.15        0.25        0.60         0.00        2.00       (0.60)   1.40(10)
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  Neuberger Berman AMT Guardian Portfolio        0.85        0.25        0.15         0.00        1.25        0.00    1.25
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  Oppenheimer Capital Appreciation Fund/VA       0.64        0.25        0.03         0.00        0.92        0.00    0.92
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  Oppenheimer Global Securities Fund/VA          0.63        0.25        0.03         0.00        0.91        0.00    0.91
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  Oppenheimer Main Street Small Cap Fund/VA      0.74        0.25        0.01         0.00        1.00        0.00    1.00
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  Phoenix Capital Growth Series                  0.68        0.00        0.24         0.00        0.92        0.00    0.92(11c)
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  Phoenix Growth and Income Series               0.70        0.00        0.27         0.00        0.97       (0.06)   0.91(11a)
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  Phoenix Mid-Cap Growth Series                  0.80        0.00        0.35         0.00        1.15       (0.01)   1.14(11d)
----------------------------------------------------------------------------------------------------------------------------------
  Phoenix Money Market Series                    0.40        0.00        0.26         0.00        0.66       (0.01)   0.65(11c)
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  Phoenix Multi-Sector Fixed Income Series       0.50        0.00        0.24         0.00        0.74        0.00    0.74(11c)
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  Phoenix Multi-Sector Short Term Bond Series    0.50        0.00        0.38         0.00        0.88       (0.18)   0.70(11b)
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  Phoenix Strategic Allocation Series            0.59        0.00        0.25         0.00        0.84       (0.01)   0.83(11c)
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                                                                                                 Total                 Total Net
                                              Investment  Rule 12b-1    Other      Acquired      Annual   Contractual    Annual
                                              Management  or Service  Operating  Fund Fees and    Fund   Reimbursements   Fund
                            Series               Fee         Fees      Expenses    Expenses     Expenses   & Waivers    Expenses
----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Aberdeen International Series          0.75        0.00        0.26        0.00         1.01        0.00    1.01(11d)
----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Alger Small-Cap Growth Series          0.85        0.00        0.42        0.00         1.27       (0.27)   1.00(11a)
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  Phoenix-Duff & Phelps Real Estate Securities
    Series                                       0.75        0.00        0.27        0.00         1.02        0.00    1.02(11e)
----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-S&P Dynamic Asset Allocation Series:
    Aggressive Growth                            0.40        0.25        1.02        0.31(12b)    1.98       (0.97)   1.01(12a)
----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-S&P Dynamic Asset Allocation Series:
    Growth                                       0.40        0.25        0.93        0.14(12b)    1.72       (0.88)   0.84(12a)
----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-S&P Dynamic Asset Allocation Series:
    Moderate                                     0.40        0.25        2.45        0.19(12b)    3.29       (2.40)   0.89(12a)
----------------------------------------------------------------------------------------------------------------------------------
  Phoenix-S&P Dynamic Asset Allocation Series:
    Moderate Growth                              0.40        0.25        1.34        0.15(12b)    2.14       (1.29)   0.85(12a)
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  Phoenix-Sanford Bernstein Mid-Cap Value Series 1.05        0.00        0.28        0.00         1.33       (0.02)   1.31(11c)
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  Phoenix-Sanford Bernstein Small-Cap Value
    Series                                       1.05        0.00        0.31        0.00         1.36       (0.05)   1.31(11c)
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  Phoenix-Van Kampen Comstock Series             0.70        0.00        0.30        0.00         1.00       (0.05)   0.95(11c)
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  Phoenix-Van Kampen Equity 500 Index Series     0.45        0.00        0.32        0.00         0.77       (0.14)   0.63(11a)
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  PIMCO VIT CommodityRealReturn(TM) Strategy
    Portfolio                                    0.49        0.25        0.25        0.03(2)      1.02       (0.03)   0.99(13,14)
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  PIMCO VIT Real Return Portfolio                0.25        0.25        0.25        0.00         0.75        0.00    0.75
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  PIMCO VIT Total Return Portfolio               0.25        0.25        0.25        0.00         0.75        0.00    0.75(15)
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  Rydex Variable Trust Inverse Government Long
    Bond Fund                                    0.90        0.00        4.22        0.00         5.12        0.00    5.12
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  Rydex Variable Trust Nova Fund                 0.75        0.00        0.73        0.00         1.48        0.00    1.48
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  Rydex Variable Trust Sector Rotation Fund      0.90        0.00        0.74        0.00         1.64        0.00    1.64
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  Templeton Developing Markets Securities Fund   1.23        0.25        0.24        0.00         1.72        0.00    1.72
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  Templeton Foreign Securities Fund              0.63        0.25        0.15        0.03(2)      1.06       (0.03)   1.03(16)
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  Templeton Global Asset Allocation Fund         0.62        0.25        0.23        0.01(2)      1.11       (0.01)   1.10(16)
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  Templeton Growth Securities Fund               0.74        0.25        0.04        0.00         1.03        0.00    1.03(8)
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  Van Kampen UIF Equity and Income Portfolio     0.43        0.35        0.30        0.00         1.08        0.00    1.08(18)
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  Wanger International Select                    0.99        0.00        0.20        0.00         1.19        0.00    1.19
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  Wanger International Small Cap                 0.91        0.00        0.10        0.00         1.01        0.00    1.01
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  Wanger Select                                  0.85        0.00        0.09        0.00         0.94        0.00    0.94
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  Wanger U.S. Smaller Companies                  0.90        0.00        0.05        0.00         0.95        0.00    0.95
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(1) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.30% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total net annual fund expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. In addition, the fund will also benefit from a one time credit to be used to offset future custodian expenses. Those credits are used to pay certain expenses incurred by the Fund. The expense limitation agreement is in effect through April 30, 2008.

(2) Acquired fund fees and expenses are not fees or expenses incurred directly by the fund but are expenses of the investment companies in which the fund invests. You incur these fees and expenses indirectly through the valuation of the fund's investment in those investment companies. As a result, the net annual fund expenses listed above may exceed the limit on total annual fund operating expenses, if any. The impact of the acquired fund fees and expenses are included in the total returns of the fund.

(3) Effective December 1, 2006 through November 30, 2011, the manager has contractually agreed to waive .035% of its advisory fees.

(4) The advisor has contractually agreed to waive its fees and/or reimburse expenses of the fund, to the extent necessary, to limit all expenses to 0.28% until April 30, 2009. This includes a 0.10% administration fee.

(5) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.75% for the Fidelity VIP Contrafund Portfolio and 0.77% for the Fidelity VIP Growth Portfolio. These offsets may be discontinued at any time.

(6) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. Including this reduction, the total class operating expenses would have been 0.78% for the Fidelity VIP Growth Opportunities Portfolio. These offsets may be discontinued at any time.

(7) The fund's manager has voluntarily agreed to reimburse the class to the extent that total operating expenses (excluding interest, taxes, certain security lending costs, brokerage commissions and extraordinary expenses), as a percentage of its average net assets, exceed 0.95%. This arrangement can be discontinued by the fund's manager at any time.

(8)  The fund administration fee is paid indirectly through the management fee.

(9) For the fiscal year ended December 31, 2006, Lord Abbett contractually agreed to reimburse the Fund to the extent necessary so that the total annual operating expenses (excluding management fee) did not exceed an annual rate of 0.40% of average daily net assets. A similar agreement is in place through April 30, 2008.

(10) Neuberger Berman Management Inc. ("NBMI") has contractually undertaken through December 31, 2010 to reimburse the fund for its operating expenses (including the compensation of NBMI but excluding interest, taxes, brokerage commissions, extraordinary expenses and transaction costs), which exceed, in the aggregate, 1.40% of the fund's average daily net assets.

(11) The advisor has contractually agreed to reimburse the series for expenses necessary or appropriate for the operation of the series (excluding advisory and management fees, Rule 12b-1 fees, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) to the extent that such expenses exceed series' average net assets ("Expense Cap") through April 30, 2008 as follows:

     --------------------- ----------------------- ----------------------
          Expense Cap %          Expense Cap %           Expense Cap %
     --------------------- ----------------------- ----------------------
     (a)       0.15           (c)      0.25           (e)      0.35
     (b)       0.20           (d)      0.30

12(a)The advisor has contractually agreed to reimburse the series for expenses necessary or appropriate for the operation of the series (excluding advisory and management fees, Rule 12b-1 fees, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) to the extent that such expenses exceed 0.05% of the series' average net assets through April 30, 2008.

12(b)As an investor in an underlying fund, the series will also bear its pro rata portion of the operating expenses of the underlying fund, and contract owners, as investors in the series, indirectly assume a proportional share of these expenses. The expenses of the underlying funds are based upon the weighted average of the total operating expenses of the underlying funds that the series expects to invest in for the year ended December 31, 2006. Total operating expenses of the underlying funds range from 0.15% to 0.77%. Investors may be able to realize lower aggregate expenses by investing directly in an underlying fund instead of the series. An investor who chooses to invest directly in an underlying fund would not, however, receive the asset allocation services available in the series.

(13) The Subsidiary has entered into a separate contract with PIMCO for the management of the Subsidiary's portfolio pursuant to which the Subsidiary pays PIMCO a management fee and administration fee at the annual rates of 0.49% and 0.20%, respectively.

(14) PIMCO has contractually agreed to waive the advisory fee and the administration fee it receives from the Portfolio in an amount equal to the advisory fee and administration fee, respectively, paid to PIMCO by the Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO's contract with the Subsidiary is in place.

(15) Other Operating Expenses reflect an administrative fee of 0.25%.

(16) The manager has agreed in advance to reduce its fee from assets invested by the fund in a Franklin Templeton money market fund (the acquired fund) to the extent that the fund's fees and expenses are due to those of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order of the SEC.

(17) The advisor has voluntarily agreed to waive 0.30% of the 0.35% distribution fee that it may receive. Including this waiver, the total class operating expenses would have been 0.78%. This waiver can be discontinued at any time.

(18) The chart below shows the amount of the waiver or reimbursement and the total net annual operating expenses for Funds that have entered into a voluntary fee waiver and/or expense reimbursement arrangement. As these arrangements are voluntary, they may be changed or terminated at any time. Without such waivers performance would have been lower.

     ----------------------------------------------------------------------------------------
                                                                            Net Annual Fund
                        Fund                              Reimbursements       Expenses
     ----------------------------------------------------------------------------------------
     Federated Fund for U.S. Government Securities II         (0.27)             0.72
     Federated High Income Bond Fund II                       (0.25)             0.77
     Fidelity VIP Contrafund(R) Portfolio                     (0.01)             0.75
     Fidelity VIP Growth Opportunities Portfolio              (0.04)             0.78
     Fidelity VIP Growth Portfolio                            (0.01)             0.77
     Van Kampen UIF Equity and Income Portfolio               (0.30)             0.78

CONTRACT SUMMARY
--------------------------------------------------------------------------------
    This prospectus contains information about the material rights and features of the annuity contract that you should understand before investing. This summary describes the general provisions of the annuity contract.

OVERVIEW

    It's designed to give you maximum flexibility in obtaining your investment goals. The contract is intended for those seeking income and long-term tax-deferred accumulation of assets to provide income for retirement or other purposes. Those considering the contract for other purposes should consult with their tax advisors. Participants in qualified plans should note that this contract does not provide any additional tax deferral benefits beyond those provided by the qualified plan and should not consider the contract for its tax treatment, but for its investment and annuity benefits. For more information, see "Purchase of Contracts."

    The contract offers a combination of variable and fixed investment options. Investments in the variable options provide results that vary and depend upon the performance of the underlying funds, and the owner assumes the risk of gain or loss according to the performance of the underlying while investments in the GIA or MVA provide guaranteed interest earnings subject to certain conditions. There is no guarantee that at maturity date the contract value will equal or exceed payments made under the contract. For more information, see "Investments of the Separate Account," "GIA" and "MVA."

    You also select a death benefit option that is suitable to your financial objectives. The death benefit options differ in how the death benefit is calculated and in the amount of the mortality and expense risk fee. Certain age restrictions may apply to each death benefit option. For more information, see "The Accumulation Period--Payment Upon Death Before the Maturity Date" and "Taxation of Annuities in General--Nonqualified Plans" and "Taxation of Annuities in General--Qualified Plans."

INVESTMENT FEATURES

FLEXIBLE PREMIUM PAYMENTS
[diamond]  Other than the minimum initial payment, there are no required premium payments.

[diamond]  You may make premium payments anytime until the maturity date.

[diamond]  You can vary the amount and frequency of your premium payments.

MINIMUM PREMIUM PAYMENT
[diamond]  Generally, the minimum initial premium payment is $2,000 for a qualified plan and $5,000 for nonqualified plans. For more information, see "Purchase of Contracts."

ALLOCATION OF PREMIUM PAYMENTS AND CONTRACT VALUE
[diamond]  Premium payments are invested in one or more of the subaccounts, GIA and the MVA. (GIA is not available in Massachusetts). The MVA is not available for investment after the Maturity Date. Each subaccount sometimes referred to as an investment option in supplemental materials, invests directly in a professionally managed fund.

[diamond]  Prior to the Maturity Date, you may elect to transfer all or any part of the Contract Value among one or more subaccounts or the GIA, subject to the limitations established for the GIA and the restrictions related to disruptive trading and market timing. After the Maturity Date under variable annuity payment options, you may elect to transfer all or any part of the Contract Value among one or more subaccounts. For more information, refer to "GIA," "Internet, Interactive Voice Response and Telephone Transfers," and "Disruptive Trading and Market Timing."

[diamond]  Transfers between the subaccounts and from the subaccounts into the
           MVA are subject to disruptive trading and market timing restrictions. For more information, see "Disruptive Trading and Market Timing." Transfers from the MVA may be subject to market value adjustments and are subject to certain rules. For more information see "MVA" and the MVA prospectus.

[diamond]  The Contract Value allocated to the subaccounts varies with the investment performance of the funds and is not guaranteed.

[diamond]  The Contract Value allocated to the GIA will depend on deductions taken from the GIA and interest accumulated at rates we set. Subject to state insurance department approval, the Minimum Guaranteed Interest Rate will equal the statutory required minimum interest rate under applicable state insurance law where the contract is delivered (generally between 1% and 3%).

[diamond]  Payments and transfers to the GIA are subject to a maximum GIA percentage. The maximum GIA percentage is the maximum amount of a premium payment or total Contract Value that can be allocated to the GIA. The maximum amount is expressed as a percentage and that percentage will never be less than 5%.

[diamond]  If you purchase a contract with the Guaranteed Minimum Accumulation
           Benefit (GMAB) or the Guaranteed Minimum Withdrawal Benefit (GMWB), you must also elect an asset allocation or strategic program through which to allocate your premium payments and Contract Value. If you purchase a contract without GMAB or GMWB, participation in a program is optional. Although we may offer other programs in the future, whether those programs will be made available to both current and prospective policy owners will be determined at the sole discretion of the Company. For more information on the program, refer to the section on "Asset Allocation and Strategic Programs" under "The Accumulation Period."

[diamond]  You may elect an asset allocation or strategic program through which to allocate your premiums and contract value. Participation in a program is optional. Although we may offer other programs in the future, whether those programs will be made available to both current and prospective policy owners will be determined at the sole discretion of the Company. For more information on the programs, refer to the section on "Asset Allocation and Strategic Programs" under "The Accumulation Period."

WITHDRAWALS
[diamond]  You may partially or fully surrender the contract anytime for its
           Contract Value less any applicable surrender charge, market value adjustment and premium tax.

[diamond]  Each year you may withdraw part of your Contract Value free of any surrender charges. In the first contract year, you may withdraw up to 10% of the Contract Value at the time of the first withdrawal without surrender charges. In subsequent years, the free withdrawal amount is 10% of the Contract Value as of the end of the previous contract year. Any unused percentage of the free withdrawal amount from prior years may be carried forward to the current contract year, up to a maximum of 30% of your Contract Value as of the last contract anniversary. For more information, see "Deductions and Charges--Surrender Charges."

[diamond]  Withdrawals may be subject to a 10% penalty tax. For more information, see "Federal Income Taxes--Penalty Tax on Certain Surrenders and Withdrawals."

DEDUCTIONS AND CHARGES

FROM THE CONTRACT VALUE
[diamond]  Annual Administrative Charge--maximum of $35 each year. For more information, see "Deductions and Charges."

[diamond]  Guaranteed Minimum Accumulation Benefit fee--the fee equals 0.50%, multiplied by the guaranteed amount and Contract Value on the date the fee is deducted. For more information, see "Deductions and Charges."

[diamond]  Guaranteed Minimum Income Benefit Rider fee--the fee equals 0.60%
           multiplied by the greater of the guaranteed annuitization value or the Contract Value on the date the fee is deducted. For more information, see "Deductions and Charges."

[diamond]  Guaranteed Minimum Withdrawal Benefit fee--the fee percentage will vary depending on which option of GMWB you elect. The fee is equal to a stated percentage multiplied by the greater of the Benefit Base and Contract Value on the date the fee is deducted.

-------------------------------------------------------------------------------
                         GMWB - EFFECTIVE MAY 1, 2007
-------------------------------------------------------------------------------
         SINGLE LIFE OPTION                    SPOUSAL LIFE OPTION
-------------------------------------------------------------------------------
               0.75%                                  0.95%
-------------------------------------------------------------------------------

           We may increase the rider fee percentage, but it will not exceed the maximum rider fee percentage of 1.50%.

[diamond]  Market Value Adjustment--any withdrawal from the MVA is subject to a market value adjustment and is taken from the withdrawal amount. For more information, see "MVA."

[diamond]  Surrender Charges--may occur when you surrender your contract or request a withdrawal if the assets have not been held under the contract for a specified period of time. If we impose a surrender charge, it is deducted from amounts withdrawn. The surrender charge is designed to recover the expense of distributing contracts that are terminated before distribution expenses have been recouped from revenue generated by these contracts. No surrender charges are taken upon the death of the owner before the maturity date. A declining surrender charge is assessed on withdrawals in excess of the free withdrawal amount, based on the date the premium payments are deposited:

--------------------------------------------------------------------------------
Percent                      7%    6%     5%    4%     3%    2%     1%     0%
--------------------------------------------------------------------------------
Complete Premium
Payment Years                0      1     2      3     4      5     6      7+
--------------------------------------------------------------------------------

    For more information, see "Deductions and Charges."

[diamond]  Taxes--taken from the Contract Value upon premium payments or commencement of annuity payments.

           o PHL Variable will reimburse itself for such taxes upon the remittance to the applicable state. For more information, see "Tax" and Appendix B.

[diamond]  Transfer Charge--currently, there is no transfer charge, however, we reserve the right to charge up to $20 per transfer after the first 12 transfers each contract year. For more information, see "Deductions and Charges."

FROM THE SEPARATE ACCOUNT
[diamond]  Daily administrative fee--currently, 0.125% annually. For more information, see "Deductions and Charges."

[diamond]  Mortality and expense risk fee--varies based on the death benefit option selected. For more information, see "Deductions and Charges."

OTHER CHARGES OR DEDUCTIONS
    In addition, certain charges are deducted from the assets of the funds for investment management services. For more information, see the fund prospectuses.

DEATH BENEFIT
    The death benefit is calculated differently for each death benefit option and the amount varies based on the option selected.

DEATH BENEFIT OPTIONS
    The contract offers two death benefit options. At purchase, you select a death benefit option that best meets your financial needs. Each death benefit option varies in the method of death benefit calculation, the amount of the mortality and expense risk fee. Age restrictions apply to certain death benefit options.

    For more information, see "The Accumulation Period--Payment Upon Death Before Maturity Date."

ADDITIONAL INFORMATION

FREE LOOK PERIOD
    You have the right to review and return the contract. If for any reason you are not satisfied, you may return it within 10 days (or later, if applicable state law requires) after you receive it and cancel the contract. You will receive in cash the Contract Value. However, if applicable state law requires, we will return the original premium payments paid less any withdrawals.

    For more information, see "Free Look Period."

TERMINATION

    If on any valuation date the total Contract Value equals zero, the contract will immediately terminate.


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
    Financial highlights give the historical value for a single unit of each of the available subaccounts and the number of units outstanding at the end of each of the past ten years, or since the subaccount began operations, if less. These tables are highlights only.

    More information, including the Separate Account and Company financial statements, is in the SAI and in the annual report. You may obtain a copy of the SAI by calling the Annuity Operations Division at 800/541-0171.

    There are different sets of financial highlight tables in this prospectus, please be sure you refer to the appropriate set for your contract. The tables are set forth in Appendix C.


FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
    The financial statements of PHL Variable Accumulation Account as of December 31, 2006, and the results of its operations and the changes in its net assets for each of the periods indicated and the financial statements of PHL Variable Insurance Company as of December 31, 2006 and 2005, and for each of the three years in the period ended December 31, 2006 are contained in the Statement of Additional Information (SAI), which you can get free of charge by calling the toll free number given on page one. The financial statements of PHL Variable Insurance Company included herein should be considered only as bearing upon the ability of PHL Variable Insurance Company to meet its obligations under the policies. You should not consider them as bearing on the investment performance of the assets held in the Separate Account or the Guaranteed Interest Account rates that we credit during a guarantee period.


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
    We may include the performance history of the subaccounts in advertisements, sales literature or reports. Performance information about each subaccount is based on past performance only and is not an indication of future performance. Historical returns are usually calculated for one year, five years and ten years. If the subaccount has not been in existence for at least one year, returns are calculated from inception of the subaccount. Standardized average annual total return is measured by comparing the value of a hypothetical $1,000 investment in the subaccount at the beginning of the relevant period to the value of the investment at the end of the period, assuming the reinvestment of all distributions at net asset value and the deduction of all applicable contract and surrender charges except for taxes (which may vary by state). See the SAI for more information.


THE VARIABLE ACCUMULATION ANNUITY
--------------------------------------------------------------------------------
    The individual deferred variable accumulation annuity contract (the "contract") issued by PHL Variable is significantly different from a fixed annuity contract in that, unless the GIA or MVA is selected, it is the owner under a contract who bears the risk of investment gain or loss rather than PHL Variable. To the extent that premium payments are not allocated to the GIA or MVA, the amounts that will be available for annuity payments under a contract will depend on the investment performance of the amounts allocated to the subaccounts. Upon the maturity of a contract, the amounts held under a contract will continue to be invested in the Separate Account and monthly annuity payments will vary in accordance with the investment experience of the investment options selected. However, a fixed annuity may be elected, in which case the amounts held under a contract will be transferred to the General Account of PHL Variable and PHL Variable will guarantee specified monthly annuity payments.

PHL VARIABLE AND THE SEPARATE ACCOUNT
--------------------------------------------------------------------------------
    We are PHL Variable Insurance Company, a Connecticut stock life insurance company incorporated on July 15, 1981. We sell life insurance policies and annuity contracts through producers of affiliated distribution companies and through brokers. Our executive and our administrative offices are located at One American Row, Hartford, Connecticut, 06103-2899.

    PHL Variable is wholly owned company of Phoenix Life Insurance Company ("Phoenix"). Phoenix is a life insurance company, which is wholly owned by The Phoenix Companies, Inc. ("PNX"), which, is a manufacturer of insurance, annuity and asset management products.

    On December 7, 1994, we established the Separate Account, a separate account created under the insurance laws of Connecticut. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and it meets the definition of a "separate account" under the 1940 Act. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment practices or policies of the Separate Account or of PHL Variable.

    Under Connecticut law, all income, gains or losses, whether or not realized, of the Separate Account must be credited to or charged against the amounts placed in the Separate Account without regard to the other income, gains and losses from any other business or activity of PHL Variable. The assets of the Separate Account may not be used to pay liabilities arising out of any other business that we may conduct. The Separate Account has several subaccounts that invest in underlying mutual funds. Obligations under the contracts are obligations of PHL Variable Insurance Company.

    Contributions to the GIA and MVA are not invested in the Separate Account; rather, they become part of the general account of PHL Variable (the "General Account"). The General Account supports all insurance and annuity obligations of PHL Variable and is made up of all of its general assets other than those allocated to any separate account such as the Separate Account. For more information, see "GIA" and "MVA."

THE VARIABLE INVESTMENT OPTIONS
--------------------------------------------------------------------------------
    You choose the variable investment options to which you allocate your premium payments. These variable investment options are subaccounts of the Separate Account. The subaccounts invest in the underlying funds. You are not investing directly in the underlying fund. Each underlying fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These underlying funds are not publicly traded and are offered only through variable annuity and variable life insurance products, or directly to tax qualified plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, or directly to tax qualified plans, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the underlying fund, and you should not compare the two.

    The underlying funds offered through this product are selected by the company based on several criteria, including asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor the company considers during the initial selection process is whether the underlying fund or an affiliate of the underlying fund will compensate the company for providing administrative, marketing, and support services that would otherwise be provided by the underlying fund, the underlying fund's investment advisor, or its distributor. Finally, when the company develops a variable annuity (or life) product in cooperation with a fund family or distributor (e.g. a "private label" product), the company will generally include underlying funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from the company's selection criteria.

    Each underlying fund is reviewed periodically after having been selected. Upon review, the company may remove an underlying fund or restrict allocation of additional premium payments to an underlying fund if the company determines the underlying fund no longer meets one or more of the criteria and/or if the underlying fund has not attracted significant contract owner assets.

    In addition, if any of the underlying funds become unavailable for allocating premium payments, or if we believe that further investment in an underlying fund is inappropriate for the purposes of the contract, we may substitute another variable investment option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new variable investment options available.

    Each investment option of the Separate Account is subject to market fluctuations and the risks that come with the ownership of any security; and there can be no assurance that any Series will achieve its stated investment objective.

    You will find detailed information about the underlying funds and their inherent risks in the current prospectuses for the underlying funds. Since each option has varying degrees of risk, please read the prospectuses carefully. There is no assurance that any of the underlying funds will meet its investment objectives. Copies of the fund prospectuses may be obtained by writing to our Annuity Operations Division or calling us at the address or telephone number provided on the first page of this prospectus.

ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES
    The company and the principal underwriter for the contracts have arrangements with the investment adviser, subadviser, distributor, and/or affiliated companies of most of the underlying funds under which the company and the principal underwriter for the contracts receive payments in connection with our provision of administrative, marketing or other support services to the underlying funds. Proceeds of these payments may be used for any corporate purpose, including payment of expenses that the company and the principal underwriter for the contracts incur in promoting, issuing, distributing and administering the contracts. The company and its affiliates may profit from these fees.

    The payments are generally based on a percentage of the average assets of each underlying fund allocated to the variable investment options under the contract or other contracts offered by the company. The amount of the fee that an underlying fund and its affiliates pay the company and/or the company's affiliates is negotiated and varies with each underlying fund. Aggregate fees relating to the different underlying funds may be as much as 0.40% of the average net assets of an underlying fund attributable to the relevant contracts. A portion of these payments may come from revenue derived from the distribution and/or service fees (12b-1 fees) that are paid by an underlying fund out of its assets as part of its total annual operating expenses.

GIA
--------------------------------------------------------------------------------
    Note: Currently if you elect GMAB or GMWB, you cannot transfer or allocate premiums and Contract Values to the GIA.

Your premiums must be allocated in accordance to an asset allocation or strategic program. We may remove this restriction at any time in the future, e.g. if you participate in an Enhanced Dollar Cost Averaging Program.

    In addition to the Separate Account, you may allocate premiums or transfer values to the GIA. Amounts you allocate or transfer to the GIA become part of our general account assets. You do not share in the investment experience of those assets. Rather, we guarantee a minimum rate of return on the allocated amount, as provided under the terms of your product. Although we are not obligated to credit interest at a higher rate than the minimum, we may credit interest at a higher rate than the minimum for new and existing deposits.

    We reserve the right to limit total deposits to the GIA, including transfers, to no more than $250,000 during any one-week period per policy.

    Prior to the Maturity Date you may make transfers into or out of the GIA subject to the GIA restrictions described in this section. In general, you may make only one transfer per year out of the GIA. The amount that can be transferred out is limited to the greater of $1,000 or 25% of the Contract Value in the GIA as of the date of the transfer. Also, the Contract Value allocated to the GIA may be transferred out to one or more of the subaccounts over a consecutive 4-year period according to the following schedule:

[diamond]  Year One:       25% of the total value
[diamond]  Year Two:       33% of remaining value
[diamond]  Year Three:     50% of remaining value
[diamond]  Year Four:      100% of remaining value

    Transfers from the GIA may also be subject to other rules as described throughout this prospectus. The GIA is available only during the accumulation phase of your contract. Because of exemptive and exclusionary provisions, we have not registered interests in our general account under the Securities Act of 1933. Also, we have not registered our general account as an investment company under the 1940 Act, as amended. Therefore, neither the general account nor any of its interests are subject to these Acts, and the SEC has not reviewed the general account disclosures. These disclosures may, however, be subject to certain provisions of the federal securities law regarding accuracy and completeness of statements made in this prospectus.

GIA RESTRICTIONS
    Contracts are subject to a Maximum GIA Percentage contained in the contract that restricts investments in the GIA. The Maximum GIA Percentage will never be less than 5%. No more than the Maximum GIA Percentage of each premium payment may be allocated to the GIA. We will not permit transfers into the GIA during the first year, nor allow any transfers during subsequent years that would result in GIA investments exceeding the Maximum GIA Percentage of Contract Value. If you elect the Guaranteed Minimum Accumulation Benefit, you may not allocate premiums or transfer values to the GIA. These restrictions as well as the availability of the GIA are subject to state insurance department approval. GIA is not available in Massachusetts.


MVA
--------------------------------------------------------------------------------
    The MVA is an account that pays interest at a guaranteed rate if amounts allocated to the MVA are held to the end of the guarantee period. If amounts are withdrawn, transferred or applied to an Annuity Payment Option before the end of the guarantee period, a market value adjustment will be made. The MVA is available only during the accumulation phase of your contract. If you elect the Guaranteed Minimum Accumulation Benefit, you may not allocate premiums or transfer values to the MVA. The MVA option currently offers different guarantee periods, which provide you with the ability to earn interest at different guaranteed rates on all or part of your Contract Value. Each allocation has its own guaranteed rate and expiration date. Because we change guaranteed rates periodically, amounts allocated to a guarantee period at different times will have different guaranteed rates and expiration dates. The applicable guaranteed rate, however, does not change during the guarantee period.

    We will notify you of the expiration of the guarantee period and of your available options within 30 days of the expiration date. You will have 15 days before and 15 days following the expiration date ("window period") to notify us of your election. During this window period, any withdrawals or transfers from the MVA will not be subject to a market value adjustment. Unless you elect to transfer funds to a different guarantee period, to the subaccounts of the Separate Account, to the GIA or elect to withdraw funds, we will begin another guarantee period of the same duration as the one just ended and credit interest at the current rate for that new guarantee period. If you choose a guarantee period that is no longer available or if your original guarantee period is no longer available, we will use the guarantee period with the next longest duration.

    We reserve the right, at any time, to discontinue guarantee periods or to offer guarantee periods that differ from those available at the time your contract was issued. Since guarantee periods may change, please contract us to determine the current guarantee periods being offered.

    Any withdrawal from the MVA will be subject to a market value adjustment unless the effective date of the withdrawal is within the window period. The market value adjustment will be applied to the amount being withdrawn after the deduction of any applicable administrative charge and before the deduction of any applicable contingent deferred sales charges (surrender charges). The market value adjustment can be positive or negative. The amount being withdrawn after application of the market value adjustment can be greater than or less than the amount withdrawn before the application of the market value adjustment.

    A market value adjustment will not be applied upon the payment of the death benefit.

    The market value adjustment will reflect the relationship between the current rate (defined below) for the amount being withdrawn and the guaranteed rate. It is also reflective of the time remaining in the applicable guarantee period. Generally, if the guaranteed rate is equal to or lower than the applicable current rate, the market value adjustment will result in a lower payment upon withdrawal. Conversely, if the guaranteed rate is higher than the applicable current rate, the market value adjustment will produce a higher payment upon withdrawal. Assets allocated to the MVA are not part of the assets allocated to the Separate Account or to PHL Variable's general account. The availability of the MVA is subject to state approval. The MVA is more fully described in a separate prospectus that should be read carefully before investing.


DEDUCTIONS AND CHARGES
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ANNUAL ADMINISTRATIVE CHARGE
    We deduct an annual administrative charge from the Contract Value. This charge is used to reimburse us for some of the administrative expenses we incur in establishing and maintaining the contracts.

    The maximum and current annual administrative charge under a contract is $35. This charge is deducted annually on the contract anniversary date. It is deducted on a pro rata basis from the subaccounts, GIA or MVA in which you have an interest. If you fully surrender your contract, the full administrative fee if applicable, will be deducted at the time of surrender. The administrative charge will not be deducted (either annually or upon withdrawal) if your Contact Value is $50,000 or more on the day the administrative charge is due. This charge may be decreased but will never increase. If you elect Annuity Payment Options I, J, K, M or N, the annual administrative charge after the maturity date will be deducted from each annuity payment in equal amounts.

DAILY ADMINISTRATIVE FEE
    We make a daily deduction from the Contract Value to cover the costs of administration. This current fee is based on an annual rate of 0.125% and is taken against the net assets of the subaccounts. It compensates the company for administrative expenses that exceed revenues from the annual administrative charge described above. (This fee is not deducted from the GIA or MVA.)

MARKET VALUE ADJUSTMENT
    Any withdrawal from your MVA will be subject to a market value adjustment. See the MVA prospectus for information relating to this option.

GUARANTEED MINIMUM ACCUMULATION BENEFIT FEE
    If the Guaranteed Minimum Accumulation Benefit rider is part of your contract, we will deduct a fee. The fee is deducted on each contract anniversary during the ten-year term. If this rider terminates on the contract anniversary prior to the end of the term for any reason other than death or commencement of annuity payments, the entire fee will be deducted. If this benefit terminates on any other day prior to the end of the term for any reason other than death or commencement of annuity payments, a pro rated portion of the fee will be deducted. The rider fee will be deducted from the total Contract Value with each subaccount, GIA and MVA if available bearing a pro rata share of such fee based on the proportionate Contract Value of each subaccount, GIA and MVA. We will waive the fee if the benefit terminates due to death or commencement of annuity payments. Should any of the investment options become depleted, we will proportionally increase the deduction from the remaining investment options unless we agree otherwise.

    The fee percentage is locked in at the time you elect this benefit. Currently, the fee percentage is equal to 0.500%, multiplied by the greater of the guaranteed amount and Contract Value on the day that the fee is deducted. However, we reserve the right to charge up to 1.000%, multiplied by the greater of the guaranteed amount or Contract Value on the day that the fee is deducted.

    If you elect the Guaranteed Minimum Accumulation Benefit, you will be unable to elect the Guaranteed Minimum Income Benefit or the Guaranteed Minimum Withdrawal Benefit.

GUARANTEED MINIMUM INCOME BENEFIT RIDER FEE
    If the Guaranteed Minimum Income Benefit rider is part of your contract, we will deduct a fee. The fee for this rider is equal to 0.60% multiplied by the greater of the guaranteed annuitization value or the Contract Value on the date the rider fee is deducted. The fee is deducted on each contract anniversary that this rider is in effect. If this rider terminates on the contract anniversary, the entire fee will be deducted. If this rider terminates on any other day, a pro rated portion of the fee will be deducted. The rider fee will be deducted from the total Contact Value with each subaccount, GIA and MVA, if available, bearing a pro rata share of such fee based on the proportionate Contact Value of each subaccount, GIA and MVA. We will waive the rider fee if the Contact Value on any contract anniversary is greater than twice the guaranteed annuitization value. Should any of the investment options become depleted, we will proportionally increase the deduction from the remaining investment options unless we agree otherwise.

    The maximum fee percentage is 1.000% multiplied by the greater of the guaranteed annuitization value or the Contract Value on the date the fee is deducted. The fee percentage is locked in at the time you elect this benefit. Currently the fee percentage for this rider is equal to 0.600% multiplied by the greater of the guaranteed annuitization value or the Contract Value on the date the rider fee is deducted.

    If you elect the Guaranteed Minimum Income Benefit, you will be unable to elect the Guaranteed Minimum Accumulation Benefit or the Guaranteed Minimum Withdrawal Benefit.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT FEE
    If the Guaranteed Minimum Withdrawal Benefit rider is part of your contract, we will deduct a fee. The fee is deducted on each contract anniversary that this rider is in effect. If this rider terminates on a contract anniversary for any reason other than death or commencement of annuity payments, the entire fee will be deducted. If this rider terminates on any other day, for any reason other than death or commencement of annuity payments, a prorated portion of the fee will be deducted. The rider fee will be deducted from the total Contract Value with each subaccount bearing a pro rata share of such fee based on the proportionate Contract Value of each subaccount. We will waive the fee if the benefit terminates due to death or commencement of annuity payments. Should any of the investment options become depleted, we will proportionally increase the deduction from the remaining investment options unless we agree otherwise.

    The fee percentage will vary depending on when you elect GMWB and which option of GMWB you elect. The fee is equal to a stated percentage multiplied by the greater of the Benefit Base and Contract Value on the date that the fee is deducted. The current fee percentages are listed below:

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                         GMWB - EFFECTIVE MAY 1, 2007
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         SINGLE LIFE OPTION                    SPOUSAL LIFE OPTION
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               0.75%                                  0.95%
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    We may increase the rider fee percentage, but it will not exceed the maximum rider fee percentage of 1.50%.

    If you elect the Guaranteed Minimum Withdrawal Benefit, you will be unable to elect either the Guaranteed Minimum Accumulation Benefit or the Guaranteed Minimum Income Benefit.

MORTALITY AND EXPENSE RISK FEE
    We make a daily deduction from each subaccount for the mortality and expense risk fee. The charge is assessed against the daily net assets of the subaccounts and varies based on the death benefit option you selected. The maximum charge, which is the charge currently in effect, under each death benefit option is equal to the following percentages on an annual basis:

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               DEATH BENEFIT                      DEATH BENEFIT
             OPTION 1 - RETURN                  OPTION 2 - ANNUAL
                OF PREMIUM                           STEP-UP
  -----------------------------------------------------------------------------
                  1.075%                              1.225%
  -----------------------------------------------------------------------------

    Although you bear the investment risk of the series in which you invest, once you begin receiving annuity payments that carry life contingencies the annuity payments are guaranteed by us to continue for as long as the annuitant lives. We assume the risk that annuitants as a class may live longer than expected (requiring a greater number of annuity payments) and that our actual expenses may be higher than the expense charges provided for in the contract.

    In assuming the mortality risk, we promise to make these lifetime annuity payments to the owner or other payee for as long as the annuitant lives.

    No mortality and expense risk fee is deducted from the GIA or MVA. If the charges prove insufficient to cover actual administrative costs, then the loss will be borne by us; conversely, if the amount deducted proves more than sufficient, the excess will be a profit to us.

    We have concluded that there is a reasonable likelihood that the distribution financing arrangement being used in connection with the contract will benefit the Separate Account and the contract owners.

SURRENDER CHARGES
    A surrender charge may apply to withdrawals or a full surrender of the contract prior to the Maturity Date or after the Maturity Date under Variable Annuity Payment Options K or L. The amount of a surrender charge depends on the period of time your premium payments are held under the contract. The surrender charge is designed to recover the expense of distributing contracts that are terminated before distribution expenses have been recouped from revenue generated by these contracts. They are contingent charges because they are paid only if you surrender your contract within the surrender period. The surrender charge schedule is shown in the chart below. Surrender charges are waived on the free withdrawal amount and on death benefits. Surrender charges will also be waived when you begin taking annuity payments, provided your contract has been in effect for one year. No surrender charge will be taken after the annuity period has begun except with respect to unscheduled withdrawals under Annuity Payment Options K or L. For more information, see "Annuity Payment Options." Any surrender charge imposed is deducted from amounts withdrawn. The surrender charge is calculated on a first-in, first-out basis. In other words, we calculate your surrender charge by assuming your withdrawal is applied to premium payments in the order your premium payments were received. The surrender charge is deducted from amounts withdrawn in excess of the free withdrawal amount available at the time of the withdrawal up to the total of all premium payments paid less any prior withdrawals for which a surrender charge was paid. The free withdrawal amount is equal to 10% of the Contact Value. In the first contract year, you may withdraw up to 10% of the Contact Value at the time of the first withdrawal without surrender charges. In subsequent years, the free withdrawal amount is 10% of the Contact Value as of the end of the previous contract year. Any unused percentage of the free withdrawal amount from prior years may be carried forward to the current contract year, up to a maximum of 30% of your Contact Value as of the last contract anniversary.

    The surrender charges, expressed as a percentage of the amount withdrawn in excess of the 10% allowable amount, are as follows:

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Percent                     7%    6%     5%    4%     3%    2%     1%     0%
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Complete Premium
Payment Years               0      1     2      3     4      5     6      7+
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    Amounts deducted to pay the surrender charges on partial withdrawals are subject to a surrender charge. A surrender charge will be deducted from the affected subaccounts, GIA and MVA on a pro rata basis. If you request a net withdrawal of a specified amount, we will deduct the surrender charges from the remaining Contract Value. This will result in an additional surrender charge when a net withdrawal is requested. If you request a gross withdrawal of a specified amount, we will deduct the surrender charges from the amount requested. Any distribution costs not paid for by surrender charges will be paid by PHL Variable from the assets of the General Account.

    Any withdrawal from the MVA will be subject to a market value adjustment unless the effective date of the withdrawal is within the window period. The market value adjustment will be applied to the amount being withdrawn after the deduction of any applicable administrative charge and before the deduction of any applicable surrender charges. The market value adjustment can be positive or negative. The amount being withdrawn after application of the market value adjustment can be greater than or less than the amount withdrawn before the application of the market value adjustment. For more information, see "MVA" or refer to the MVA prospectus.

TAX
    Tax is considered to be any tax charged by a state or municipality on premium payments, whether or not characterized as purchase payment premium tax (or premium tax). It is also other state or local taxes imposed or any other governmental fees which may be required based on the laws of the state or municipality of delivery, the owner's state or municipality of residence on the contract date. Taxes on premium payments currently range from 0% to 3.5% (the amount of state premium payment tax, if any, will vary from state to state), depending on the state. We will pay any premium payment tax, any other state or local taxes imposed or other governmental fee due and will only reimburse ourselves upon the remittance to the applicable state. For a list of states and taxes, see "Appendix B."

    We reserve the right, when calculating unit values, to deduct a credit or fee with respect to any taxes we have paid for or reserved during the valuation period that we determine to be attributable to the operation of a fund. No federal income taxes are applicable under present law and we are not presently making any such deduction.

TRANSFER CHARGE
    Currently, there is no charge for transfers; however, we reserve the right to charge a transfer fee of up to $20 per transfer after the first 12 transfers in each contract year to defray administrative costs.

REDUCED CHARGES, CREDITS AND BONUS GUARANTEED INTEREST RATES FOR ELIGIBLE GROUPS
    We may reduce or eliminate the mortality and expense risk fee or the contingent deferred sales charge or the contingent deferred sales charge period, or credit excess interest, when sales or exchanges of the contracts are made to certain eligible groups that result in savings of sales or administrative expenses, lower taxes, or lower risks to us. We will consider the following characteristics:

(1) the size and type of the group of individuals to whom the contract is offered;

(2) the amount of anticipated premium payments;

(3) whether there is a preexisting relationship with the Company such as being a contract holder under a co-insurance or other financial arrangement; an employee of the Company or its affiliates and their spouses; or to employees or agents who retire from the Company or its affiliates or Phoenix Equity Planning Corporation ("PEPCO"), or its affiliates or to registered representatives of the principal underwriter and registered representatives of broker-dealers with whom PEPCO has selling agreements; and

(4) internal transfers from other contracts issued by the Company or an affiliate, or making transfers of amounts held under qualified plans sponsored by the Company or an affiliate.

    Any reduction or elimination of the mortality and expense risk fee or credit of excess interest will not unfairly discriminate against any person. We will make any reduction or credit according to our rules in effect at the time the contract was issued. We reserve the right to change these rules from time to time.

OTHER CHARGES
    As compensation for investment management services, the advisors to the funds are entitled to a fee, payable monthly and based on an annual percentage of the average daily net asset values of each series. These fund charges and other fund expenses are described more fully in the fund prospectuses.


THE ACCUMULATION PERIOD
--------------------------------------------------------------------------------
    The accumulation period is that time before annuity payments begin during which your premium payments into the contract remain invested.

ACCUMULATION UNITS
    An Accumulation Unit is used to calculate the value of a contract. Each subaccount has a corresponding Accumulation Unit Value. The number of accumulation units of a subaccount purchased with a specific premium payment will be determined by dividing the premium payment by the value of an accumulation unit in that subaccount next determined after receipt of the premium payment. The value of the accumulation units of a subaccount will vary depending upon the investment performance of the applicable series of the funds, the expenses charged against the fund and the charges and deductions made against the subaccount.

ACCUMULATION UNIT VALUES
    On any date before the maturity date of the contract, the total value of the accumulation units in a subaccount can be computed by multiplying the number of such units by the value of an accumulation unit on that date. The value of an accumulation unit on a day other than a valuation date is the value of the accumulation unit on the next valuation date. The number of accumulation units credited to you in each subaccount and their current value will be reported to you at least annually.

PURCHASE OF CONTRACTS
    Generally, we require minimum initial premium payments of:

[diamond]  Nonqualified plans--$5,000
           o   We require minimum subsequent premium payments of $100.

[diamond]  Bank draft program--$50
           o You may authorize your bank to draw $50 or more from your personal checking account monthly to purchase units in any available subaccount or for deposit in the GIA or MVA. The amount you designate will be automatically invested on the date the bank draws on your account. If Check-o-matic is elected, the minimum initial premium payment is $50. Each subsequent premium payment under a contract must be at least $50.

[diamond]  Qualified plans--$2,000
           o   We require minimum subsequent premium payments of $100.

    The initial payment is due and payable before the contract becomes effective. We require minimum subsequent premium payments of $100.

    The minimum age of the proposed owner to purchase a Contract is the age of majority in the state where the Contract is being purchased, or a guardian must act on your behalf. Generally, a contract may not be purchased for a proposed owner who is 86 years of age or older. Total premium payments in excess of $1,000,000 cannot be made without our permission. While the owner is living and the contract is in force, premium payments may be made anytime before the maturity date of a contract.

    Your initial payments will be applied within two days of our receipt if the application for a contract is complete. If an incomplete application is completed within five business days of receipt by our Annuity Operations Division, your payment will be applied within two days of the completion of the application. If our Annuity Operations Division does not accept the application within five business days or if an order form is not completed within five business days of receipt by our Annuity Operations Division, then your payment will be immediately returned. You may request us to hold your premium payment after the five day period while the application is completed and within two days after completion we will apply your premium payment. Please note that prior to the completion of your application or order form, we will hold the premium in a suspense account, which is a noninterest bearing account. Additional payments allocated to the GIA are deposited on the date of receipt of payment at our Annuity Operations Division. Additional payments allocated to subaccounts are used to purchase accumulation units of the subaccount(s), at the value of such Units next determined after the receipt of the payment at our Annuity Operations Division.

    Your ability to elect one of the Optional Benefits may be restricted by certain minimum and maximum issue age requirements, ownership and beneficiary limitations, and is subject to state availability and regulation. More details are included in the form of a rider to your Contract if any of these benefits are chosen. For more information on specific Optional Benefit requirements, see "Optional Benefits."

    Premium payments received under the contract will be allocated in any combination to any subaccount, GIA, MVA, or program described in this prospectus in the proportion you elect or as otherwise changed by you from time to time. Changes in the allocation of premium payments will be effective as of receipt by our Annuity Operations Division of notice of election in a form satisfactory to us (either in writing or by telephone) and will apply to any premium payments accompanying such notice or made subsequent to the receipt of the notice, unless otherwise requested by you.

    For certain eligible groups, we may reduce the minimum initial or subsequent premium payment amount we accept for a contract. Factors in determining qualifications for any such reduction include:

(1)  the make-up and size of the prospective group;
(2)  the method and frequency of premium payments; and
(3) the amount of compensation to be paid to registered representatives on each premium payment.

    Any reduction will not unfairly discriminate against any person. We will make any such reduction according to our own rules in effect at the time the premium payment is received. We reserve the right to change these rules from time to time.

    Payments to the GIA are subject to the Maximum GIA Percentage. If you elect the Guaranteed Minimum Accumulation Benefit or the Guaranteed Minimum Withdrawal Benefit, you may not allocate premiums or transfer values to the GIA.

ADDITIONAL PROGRAMS
    You may elect any of the additional programs described below at no charge. If you purchase a contract with GMAB or GMWB, you must also elect an asset allocation or strategic program on the Contract Date. Otherwise you may elect any of the programs at any time. We may discontinue, modify or amend these programs as well as offer new programs in the future.

ASSET ALLOCATION AND STRATEGIC PROGRAMS
    Asset allocation and strategic programs (referred to as "programs" throughout this section) are intended to optimize the selection of investment options for a given level of risk tolerance, in order to attempt to maximize returns and limit the effects of market volatility. The programs reflect the philosophy that diversification among asset classes may help reduce volatility and boost returns over the long term. An asset class is a category of investments that have similar characteristics, such as stocks, or bonds. Within asset classes there are often further divisions. For example, there may be divisions according to the size of the issuer (large cap, mid cap, small cap) or type of issuer (government, corporate, municipal).

    We currently offer the following programs: Franklin Templeton Founding Investment Strategy, Phoenix-Ibbotson Strategic Asset Allocation, and Phoenix-S&P Dynamic Asset Allocation Series* which are described below. For ease of reference, throughout this section of the prospectus, we refer to these asset allocation and strategic programs, simply as "programs", and we refer to the asset allocation options available within the programs, as "options." There is presently no additional charge for participating in these programs and options. We may, on a prospective basis, charge fees for individual programs and may vary fees among the available programs.

    You may participate in only one program at a time. Subject to regulatory requirements and approvals, in the future we may modify or eliminate any existing program or option, or may offer other asset allocation services which, at our discretion, may be available to current and/or prospective contract owners. For the most current information on any program or option, please contact your registered representative.

* "S&P," "S&P 500," "SPDR," "Standard & Poor's" and "Standard & Poor's Depositary Receipts" are registered trademarks of The McGraw-Hill Companies, Inc.

SELECTING A PROGRAM AND OPTION
    If you purchase a contract without GMAB or GMWB, participation in a program is not required. If you are interested in adding a program, consult with your registered representative to discuss your choices. For certain programs, a questionnaire may be used to help you and your registered representative assess your financial needs, investment time horizon, and risk tolerance. You should periodically review these factors to determine if you need to change programs or options. You may at any time switch your current program or option, as well as to any modified or new programs or options the Company may make available. You may cancel your participation in a program at any time, and later re-enroll in a program, after first consulting with your registered representative and then contacting our Main Administrative Office. If a program is eliminated, you will receive notice and you may choose, in consultation with your registered representative, among the other programs available at that time.

PROGRAM REQUIRED FOR GMAB AND GMWB
    If you purchase a contract with GMAB or GMWB, you must select one of the approved programs through which to allocate your premium payments and Contract Values. When you participate in a program 100% of your premium payments and Contract Value will be allocated to the subaccounts in accordance with your selected program and option within that program.

    You should consult with your registered representative when you initially select a program and periodically review your program with your registered representative to determine if you need to change programs or options. You may switch your current program or option to another as well as to any modified or new programs or options the Company may make available. Although you may cancel your participation in a program, you should consult your registered representative before doing so, as canceling the program will cause GMAB or GMWB to terminate without value. You may later re-enroll in a program but re-enrollment will not reinstate GMAB or GMWB if it already terminated. You may only make the above referenced changes annually within a 30-day period surrounding your contract anniversary (15 days prior and 15 days following). If a program is eliminated while GMAB or GMWB are in effect, you will receive notice of such elimination, and you must choose, in consultation with your registered representative, among the other programs and options available at that time. Otherwise, GMAB or GMWB will terminate without value.

    The following programs are currently available:

[diamond]  FRANKLIN TEMPLETON FOUNDING INVESTMENT STRATEGY
           Through the Franklin Templeton Founding Investment Strategy, premium payments and contract value are allocated to the three subaccounts as listed below. On a monthly basis, we will rebalance the contract value allocated to the three subaccounts back to the original allocation percentages in each subaccount.

           o   Franklin Income Securities Fund - 34%
           o   Mutual Shares Securities Fund - 33%
           o   Templeton Growth Securities Fund - 33%

[diamond]  PHOENIX-IBBOTSON STRATEGIC ASSET ALLOCATION
           PHL Variable and Ibbotson Associates have developed five asset allocation options, each comprised of selected combinations of subaccounts. The options approved for use are:

           o   Conservative Portfolio
           o   Moderately Conservative Portfolio
           o   Moderate Portfolio
           o   Moderately Aggressive Portfolio
           o   Aggressive Portfolio

    On a periodic basis (typically annually), Ibbotson evaluates the options and updates them to respond to market conditions and to ensure style consistency. If you select one of the Phoenix-Ibbotson options, your premium payments (contract value for in force policies), however, will not be allocated in accordance with the updated options unless you specifically request we do so. You should consult with your registered representative for the most current information on this program and the options within the program.

[diamond]  PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES
           The Phoenix-S&P Dynamic Asset Allocation Series are "funds of funds" that invest in other mutual funds based on certain target percentages. The series were designed on established principles of asset allocation and are intended to provide various levels of potential total return at various levels of risk. Asset allocations are updated quarterly, or more often, depending on changes in the economy or markets. Each option is rebalanced regularly to the most recent allocations. The options approved for use are:

           o   Phoenix-S&P Dynamic Asset Allocation Series: Moderate
           o   Phoenix-S&P Dynamic Asset Allocation Series: Moderate Growth
           o   Phoenix-S&P Dynamic Asset Allocation Series: Growth
           o   Phoenix-S&P Dynamic Asset Allocation Series: Aggressive Growth

    If you should elect any of the programs listed below, transfers made under these programs will not reduce the 12 transfers per year limit under this contract.

ASSET REBALANCING PROGRAM
    The Asset Rebalancing Program allows you to specify the percentage levels you would like to maintain among the subaccounts. Asset Rebalancing does not permit transfers to or from the GIA or the MVA. We will automatically rebalance contract values among the subaccounts to maintain your selected allocation percentages. You can choose to have us make these transfers monthly, quarterly, semiannually or annually. You may start or discontinue this program at any time by submitting a written request or calling our Annuity Operations Division.

    The Asset Rebalancing Program does not ensure a profit nor guarantee against a loss in a declining market. The Asset Rebalancing Program is not available while the Dollar Cost Averaging Program is in effect. The Asset Rebalancing Program is not available if you are invested in the Phoenix-S&P Dynamic Asset Allocation Series, or the Franklin Templeton Founding Investment Strategy.

DOLLAR COST AVERAGING PROGRAM
    The Dollar Cost Averaging Program allows you to systematically transfer a set amount to the subaccounts or GIA on a monthly, quarterly, semiannual or annual basis. Generally, the minimum initial and subsequent transfer amounts are $25 monthly, $75 quarterly, $150 semiannually or $300 annually. Also, premium payments of $1,000,000 or more require our approval before we will accept them for processing. You must have an initial value of $2,000 in the GIA or in the subaccount from which funds will be transferred (sending subaccount), and if the value in that subaccount or the GIA drops below the amount to be transferred, the entire remaining balance will be transferred and no more systematic transfers will be processed. Values may be transferred from only one sending subaccount or from the GIA but may be allocated to multiple receiving subaccounts. Under the Dollar Cost Averaging Program, you may transfer approximately equal amounts from the GIA over a period of 6 months or more. Transfers under the Dollar Cost Averaging Program are not subject to the general restrictions on transfers from the GIA. This program is not available for the MVA.

    Upon completion of the Dollar Cost Averaging Program, you must notify us at 800/541-0171 or in writing to our Annuity Operations Division to start another Dollar Cost Averaging Program.

    All transfers under the Dollar Cost Averaging Program will be executed on the basis of values as of the first of the month rather than on the basis of values next determined after receipt of the transfer request. If the first of the month falls on a holiday or weekend, then the transfer will be processed on the next succeeding valuation date.

    The Dollar Cost Averaging Program is not available to individuals who invest via a bank draft program or while the Asset Rebalancing Program is in effect.

    The Dollar Cost Averaging Program does not ensure a profit nor guarantee against a loss in a declining market. There is no charge associated with participating in this program.

    For contracts issued on or after March 31, 2003, transfers to the GIA under the Dollar Cost Averaging Program are subject to the Maximum GIA Percentage.

    We may at different times offer additional or multiple Dollar Cost Averaging Programs. We may modify, suspend or terminate the Dollar Cost Averaging Program or offer an Enhanced Dollar Cost Averaging Program. New premium allocated to the GIA for transfer out to the subaccounts under an Enhanced Dollar Cost Averaging Program will be credited with an interest rate higher than the current GIA interest rate. New premium allocated to the GIA for transfer out to the subaccounts under an Enhanced Dollar Cost Averaging Program can only be transferred to the subaccounts and will not be subject to the Maximum GIA Percentage.

INTEREST INVESTMENT PROGRAM
    We may at different times offer an Interest Investment Program. Under this program, interest earned on premium payments allocated to the GIA will automatically be transferred out to any of the subaccounts under the separate account.

    You may elect to transfer interest earned on premium payments allocated to the GIA on a monthly, quarterly, semiannual or annual basis. The amount that we transfer under the program will be based on the interest earned for the period you elect. We will process the automatic transfers on the first day of the month for the period that applies following our receipt of your transfer request. Should the first day of the applicable month fall on a holiday or weekend, we will process the transfer on the next valuation date.

    You must maintain a value of $10,000 in the GIA at all times to keep this program in effect. If the value in the GIA drops below $10,000 for any reason, then no more automatic transfers will be processed under the program. To start or stop the Interest Investment Program, you must notify us at 800/541-0171 or send a written request to our Annuity Operations Division.

    Transfers under the Interest Investment Program are not subject to the general restrictions on transfers from the GIA.

    The Interest Investment Program is not available to individuals who invest via a bank draft program or while the Dollar Cost Averaging Program or Asset Rebalancing Program are in effect.

    The Interest Investment Program does not ensure a profit nor guarantee against a loss in a declining market. There is no charge associated with participating in this program.

SYSTEMATIC WITHDRAWAL PROGRAM
    Prior to the maturity date, you may partially withdraw amounts automatically on a monthly, quarterly, semiannual or annual basis under the Systematic Withdrawal Program. You may withdraw a specified dollar amount or a specified percentage. The withdrawals are taken from the Contract Value with each subaccount, MVA and GIA bearing a pro rata share. Withdrawals from the MVA may be subject to a market value adjustment.

    The minimum withdrawal amount is $100. Withdrawals will be processed on each monthly contract anniversary and any applicable premium tax and surrender charges will be applied.

    You may start or terminate this program by sending written instructions to our Annuity Operations Division. This program is not available on or after the maturity date. There is no cost associated with participating in this program.

OPTIONAL BENEFITS
    For an additional charge, you may elect one of the optional benefits described below. Generally you must elect a benefit on the Contract Date unless otherwise stated. If we allow you to elect a benefit after the Contract Date, the effective date of the benefit will be the next contract anniversary immediately following your election. Some benefit elections are irrevocable; others can be cancelled at any time after the Contract Date.

    Your ability to elect one of the optional benefits may be restricted by minimum and maximum issue age requirements, ownership and beneficiary limitations, and is subject to state availability and regulation. More details are included in the form of a rider to your Contract if any of these benefits are chosen.

    If you decide to elect any of the optional benefits you should carefully review their provisions to be sure the benefit is something that you want. You may wish to review these with your registered representative.

GUARANTEED MINIMUM ACCUMULATION BENEFIT ("GMAB")
    The GMAB provides a guaranteed minimum return if funds remain invested according to a designated asset allocation model for a ten year term. This benefit must be elected prior to issue and may be terminated at any time by request.

    A fee for this benefit is deducted on each contract anniversary during the term of the benefit. See "Deductions and Charges."

    The benefit is available if each owner and annuitant are less than 81 years old on the rider date.

    The GMAB is available only if you allocate your premiums to an approved asset allocation or strategic program, and if you remain fully invested through an asset allocation or strategic program for the term of the benefit.

GUARANTEED AMOUNT
    The guaranteed amount is equal to the guaranteed amount base multiplied by Guaranteed Amount Factor 1. The guaranteed amount base is equal to (A) plus (B) minus (C), where:

     A =  the Contact Value on the rider date.

     B = 100% of each subsequent purchase payment paid to the contract during the first year of the 10-year period beginning on the rider date (the "term").

     C = pro rata adjustment for withdrawals from the contract during the term. The adjustment for each withdrawal is calculated by multiplying the guaranteed amount base prior to the withdrawal by the ratio of the amount withdrawn (including any applicable withdrawal fees) to the Contact Value immediately prior to the withdrawal.

    Currently, Guaranteed Amount Factors 1 and 2 are equal to 1.05.

ADDITIONAL AMOUNT
     If on the last day of the term:

[diamond]  the Contact Value is less than the guaranteed amount base; we will add an additional amount to the Contact Value equal to the difference between the Contact Value and the guaranteed amount.

[diamond]  the Contact Value is greater than or equal to the guaranteed amount base, we will add an additional amount to the Contact Value equal to the guaranteed amount base multiplied by the difference between the Guaranteed Amount Factor 2 and 1.00.

[diamond]  the contract annuitizes, the death of an owner or annuitant occurs or a full surrender is made; the Contact Value will reflect any additional amount prior to the payment of any annuity, death or full surrender benefits. Note: no additional amount will be paid if any of the above occurs prior to the end of the term.

    If on any day following the rider date, any portion of the Contact Value is no longer invested according to an asset allocation or strategic program established and maintained by us for this benefit, the benefit will terminate and no additional amount will be added to the Contact Value.

BENEFIT TERMINATION
    This benefit will terminate at the end of the term or upon the occurrence of any of the following:

[diamond]  the date that any portion of the Contact Value is not invested according to an asset allocation or strategic program established and maintained by us for the benefit;

[diamond]  the date that a full surrender is made;

[diamond]  the date of the first death of an owner unless the surviving spouse elects spousal continuation of the contract and benefit;

[diamond]  the date the contract annuitizes; or

[diamond]  the date the contract terminates for any reason.

    If the benefit terminates for any of the above reasons prior to the end of the term, an additional amount will not be paid.

GUARANTEED MINIMUM INCOME BENEFIT RIDER ("GMIB")
    This optional rider provides a benefit that guarantees minimum monthly fixed annuity payments. The minimum monthly fixed annuity payment amount is calculated by multiplying the guaranteed annuitization value by the annuity payment option rate for the annuity payment option selected under the rider.

    The benefit provided by this rider will not be available until the later of 7 years after the rider is added to the contract ("rider date") or the contract anniversary following the older Annuitant's 60th birthday. For example, if you were age 40 when you bought the contract with the rider, the earliest you could exercise the benefit under the rider would be when you reached age 60. While the benefit is available, you can only exercise it, upon written notice, within 30 days following any contract anniversary. This benefit will not be available 30 days after the contract anniversary following the older Annuitant's 90th birthday.

    A fee for this benefit is deducted on each contract anniversary only if the benefit is selected. See "Deductions and Charges" above. Once your benefit is exercised, the fee will no longer be deducted. Currently, we only allow you to elect this rider on the Contract Date, but reserve the option to remove this restriction in the future. Election of this benefit rider is irrevocable. You should consult with a qualified financial advisor before you make your decision.

GUARANTEED ANNUITIZATION VALUE
    On and before the contract anniversary following the older annuitant's 80th birthday, the guaranteed annuitization value shall be equal to the lesser of (i) the sum of (A plus B) minus (C plus D), or (ii) 200% of all premium payments minus the sum of the guaranteed annuitization value reductions, where:

    A = the Contact Value on the rider date accumulated at an effective annual rate (as determined below in the provision entitled "Effective Annual Rate") starting on the rider date and ending on the date the guaranteed annuitization value is calculated.

    B = the sum of premium payments made after rider date minus any taxes paid, accumulated at an effective annual rate starting on the date each premium payment is applied to the contract and ending on the date the guaranteed annuitization value is calculated.

    C = the sum of the guaranteed annuitization value reductions, accumulated at an effective annual rate starting on the date each withdrawal occurs and ending on the date the guaranteed annuitization value is calculated.

    D =  any tax that may be due.

    After the contract anniversary following the older annuitant's 80th birthday, the guaranteed annuitization value shall equal the lesser of (i) (A plus B) minus (C plus D), or (ii) 200% of all premium payments minus the sum of the guaranteed annuitization value reductions, where:

    A = the guaranteed annuitization value on the contract anniversary following the older annuitant's 80th birthday.

    B = the sum of premium payments made after the contract anniversary following the older annuitant's 80th birthday.

    C = the sum of the guaranteed annuitization value reductions determined for withdrawals occurring after the contract anniversary following the older annuitant's 80th birthday.

    D =  any tax that may be due.

GUARANTEED ANNUITIZATION VALUE REDUCTION
    A guaranteed annuitization value reduction is an amount determined for each withdrawal that occurs on or after initial election of the GMIB rider. In summary, if withdrawals in a rider year do not exceed a maximum annual amount, then the guaranteed annuitization value reduction for those withdrawals is equal to the sum of the withdrawals. To the extent that withdrawals in a rider year exceed a maximum annual amount, then the guaranteed annuitization value reduction for those excess withdrawals will reduce the guaranteed annuitization value by the ratio of each withdrawal to the Contract Value prior to the withdrawal. On each rider anniversary, a maximum annual amount is calculated equal to the effective annual rate on the rider anniversary multiplied by the guaranteed annuitization value on the rider anniversary. The maximum annual amount during the first rider year is equal to 5% multiplied by the Contract Value on the rider date. Withdrawals during a rider year will reduce the maximum annual amount by the same amount that your Contract Value is reduced as a result of the withdrawal.

    The guaranteed annuitization value reduction is equal to the sum of A and B where:

    A = the lesser of the remaining maximum annual amount (prior to the withdrawal) and the withdrawal amount; and

    B =  (a) multiplied by (b), where:

         (a) = the guaranteed annuitization value immediately prior to the withdrawal less the value determined in "A" above;

         (b) = 1 minus the result of (c) divided by (d), where:

         (c) = the Contract Value after the withdrawal, and

         (d) = the Contract Value before the withdrawal less the value determined in "A" above.

EFFECTIVE ANNUAL RATE
    On the rider date, we will set the effective annual rate of accumulation to 5%. After the first contract year, this rate may be adjusted based on the value of the Guaranteed Interest Account (GIA) in relation to the total Contact Value as described below:

    After the first contract year, we will reset the effective annual rate to 0% if the value of the GIA is greater than 40% of the total Contact Value on any of the following dates:

1.  each date we process a premium payment.
2.  each date we process a transfer.
3.  each date we process a withdrawal.

    Subsequently, we will raise the effective annual rate to 5% if the current effective annual rate is equal to 0% and the value of the GIA is less than or equal to 40% of the total Contact Value on any of the following dates:

1.  each date we process a premium payment.
2.  each date we process a transfer.
3.  each date we process a withdrawal.
4.  each contract anniversary.

RIDER FEE
    There is a fee associated with the GMIB rider. Please see "Guaranteed Minimum Income Benefit Rider Fee" in Section "Deductions and Charges".

TERMINATION OF THIS RIDER
    You may not terminate this rider by request. This rider will terminate on the first of any of the following events to occur:

1. the 30th day after the last contract anniversary that occurs after the older Annuitant's 90th birthday;

2.  the termination of the contract to which this rider is attached;

3. the date a death benefit becomes payable under the contract to which this rider is attached;

4. the date annuity payments commence under the contract to which this rider is attached; and 5. the death of the last surviving annuitant or joint annuitant named under this rider.

GMIB ANNUITY PAYMENT OPTIONS
    Under this rider, you may only elect one of the following annuity payment options:

    GMIB OPTION A - LIFE ANNUITY WITH SPECIFIED PERIOD CERTAIN: a fixed annuity payable monthly while the annuitant named under this rider is living or, if later, until the end of the specified period certain. The period certain may be specified as 5, 10 or 20 years. The period certain must be specified on the date the benefit is exercised. If the annuitant dies prior to the end of the period certain, the remaining period certain annuity payments will continue. No monthly payment, death benefit or refund is payable if any annuitant dies after the end of the period certain. This option is not available if the life expectancy of the annuitant is less than the period certain on the date the benefit is exercised.

    GMIB OPTION B - NON-REFUND LIFE ANNUITY: a fixed annuity payable monthly while any annuitant named under this rider is living. No monthly payment, death benefit or refund is payable after the death of the annuitant.

    GMIB OPTION D - JOINT AND SURVIVORSHIP LIFE ANNUITY: a fixed annuity payable monthly while either the annuitant or joint annuitant named under this rider is living. This option is only available if the annuitant and joint annuitant named under this rider are both alive on the date the benefit is exercised. No monthly payment, death benefit or refund is payable after the death of the surviving annuitant.

    GMIB OPTION F - JOINT AND SURVIVORSHIP LIFE ANNUITY WITH 10-YEAR PERIOD
CERTAIN: a fixed annuity payable monthly while either the annuitant or joint annuitant named under this rider is living, or if later, the end of 10 years. This option is only available if the annuitant and joint annuitant named under this rider are both alive on the date the benefit is exercised. If the surviving annuitant dies prior to the end of the 10-year period certain, the remaining period certain annuity payments will continue. No monthly payment, death benefit or refund is payable if the surviving annuitant dies after the end of the 10-year period certain. This option is not available if the life expectancy of the older annuitant is less than 10 years on the date the benefit is exercised.

PAYMENT UPON DEATH AFTER MATURITY DATE
    If an owner dies on or after the maturity date and there is no surviving owner, any remaining certain period annuity payments will be paid to the beneficiary under the annuity payment option in effect on the date of death. Payments may not be deferred or otherwise extended. If there is a surviving owner, the payments continue as if there had been no death.

    If the annuitant and joint annuitant, if any, die and are survived by any owner(s), any remaining certain period annuity payments will be paid to such owner(s). Payments will continue under the annuity payment option in effect at the date of death and may not be deferred or otherwise extended.

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                    IMPORTANT INFORMATION REGARDING THE GMIB
    While the GMIB does provide guaranteed minimum fixed annuity payments, it may not be appropriate for all investors and should be understood completely before you elect it.

[diamond]  The GMIB does not provide Contact Value or in any way guarantee the investment performance of any investment option available under the contract.

[diamond]  The GMIB is irrevocable once elected.

[diamond]  You may not change any annuitant or joint annuitant while the GMIB is in effect.

[diamond]  The GMIB does not restrict or limit your right to annuitize at other times permitted under the contract, but doing so will terminate the GMIB.

[diamond]  You should consult with a qualified financial advisor if you are considering the GMIB.

[diamond]  The GMIB is only available if approved in your state and if we offer it for use with the contract.
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GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB)
    This optional rider provides a Guaranteed Minimum Withdrawal Benefit that guarantees a minimum amount that you will be able to withdraw from your contract, regardless of investment performance. GMWB is intended to help protect you against poor market performance if you make withdrawals within the limits described below. GMWB does not establish or guarantee a Contract Value or in any way guarantee the investment performance of any investment option available under the contract. You may begin taking withdrawals immediately or at a later time. While the contract is in effect, you will maintain the guarantee if you don't make withdrawals or if you withdraw less than the limit allowed as specified below. If you do make withdrawals while the contract is in effect, income taxes, tax penalties and surrender charges may apply. A fee for this benefit is deducted on each contract anniversary. See the "Optional Benefit Fees" chart and refer to "Deductions and Charges" above.

    Currently we allow you to elect GMWB only on the Contract Date. We may remove this restriction in the future.

ASSET ALLOCATION OR STRATEGIC PROGRAM REQUIREMENT
    If you purchase GMWB, you must select one of the approved programs through which to allocate your premium payments and Contract Values. You should consult with your registered representative when you initially select a program and periodically review your program with your registered representative to determine if you need to change programs. You may switch your current program or option to another, as well as to any modified or new programs or options the Company may make available. We reserve the right to restrict availability of investment options.

    Although you may cancel your participation in a program, you should consult your registered representative before doing so, as canceling the program will cause GMWB to terminate without value. You may later re-enroll in a program but re-enrollment will not reinstate GMWB if it has terminated. You may only make the above referenced changes annually within a 30-day period surrounding your contract anniversary (15 days prior and 15 days following). If a program is eliminated while GMWB is in effect, you will receive notice and you must choose, in consultation with your registered representative, among the other programs and options available.

    Descriptions of the programs are found in "Asset Allocation and Strategic Programs" above.

GMWB (EFFECTIVE MAY 1, 2007)
     GMWB guarantees that each contract year after the Benefit Eligibility Date, you may take withdrawals up to the Annual Benefit Amount, until the first death of any Covered Person if the Single Life Option is in effect, or until the last death of any Covered Person if the Spousal Life Option is in effect even if your Contract Value reduces to zero.

BENEFIT ELIGIBILITY DATE
    The Benefit Eligibility Date represents the date when your lifetime Annual Benefit Amount is available to you.

    The Benefit Eligibility Date when the Single Life Option is in effect is the later of the date that this rider is added to the contract (the "rider date") and the contract anniversary on or following the date the youngest Covered Person attains age 60.

     The Benefit Eligibility Date when the Spousal Life Option is in effect is the later of the rider date or the contract anniversary on or following the date the youngest Covered Person attains age 65. If either spouse dies prior to the Benefit Eligibility Date, the Benefit Eligibility Date will be reset to the later of (a) the contract anniversary following the spouse's date of death, and
(b) the contract anniversary on or following the surviving spouse attaining age 65.

COVERED PERSON
     The Covered Person is the person whose life is used to determine the duration of lifetime Annual Benefit Amount payments. The Covered Person must be a natural person; the owner, however, can be a non-natural person, e.g., a trust or corporation can be designated.

Single Life Option
     Covered Person(s) can be one or more lives. If there is only one designated owner, that owner is the Covered Person. If there are multiple owners, all owners are Covered Persons. If none of the owners are a natural person, all Annuitants become the Covered Persons. The rider terminates upon the first death of the Covered Person(s).

Spousal Life Option
     Covered Persons must be two legal spouses under Federal law. If there is only one designated owner, the Covered Persons must be the owner and the owner's spouse, and the spouse must be the sole beneficiary. If there are spousal owners, the Covered Persons must be the spousal owners, and they must both be the beneficiaries. You cannot elect the Spousal Life Option if you wish to designate multiple non-spousal owners, or ownership by a non-natural person. The rider terminates upon the last death of the Covered Persons.

ANNUAL BENEFIT AMOUNT
    If your Contract Value is greater than zero, the Annual Benefit Amount represents the maximum amount you can withdraw each Contract Year after the Benefit Eligibility Date without reducing the Benefit Base. If your Contract Value reduces to zero, the Annual Benefit Amount represents the annual lifetime amount we will pay.

    Prior to the Benefit Eligibility Date, the Annual Benefit Amount is equal to zero. On and after the Benefit Eligibility Date, the Annual Benefit Amount equals 5% of the Benefit Base. The Annual Benefit Amount is recalculated whenever the Benefit Base is recalculated, as specified below. The Annual Benefit Amount may never be less than zero.

BENEFIT BASE
    The Benefit Base is the amount established for the sole purpose of determining the Annual Benefit Amount. On the rider date, the Benefit Base is equal to the Contract Value. Thereafter, the Benefit Base may be increased by an applicable Roll-Up, or Automatic Step-Up, or subsequent premium payments. The Benefit Base may be reduced by withdrawals. The Benefit Base may never exceed $5,000,000.

Subsequent Premium Payments
    When a subsequent premium is received, the Benefit Base equals the current Benefit Base plus the premium payment amount.

Withdrawals Prior to Benefit Eligibility Date
    Prior to the Benefit Eligibility Date, withdrawals, including withdrawals taken to meet Required Minimum Distribution requirements (as defined by the Internal Revenue Code), will reduce the Benefit Base in the same proportion as the Contract Value is reduced. Surrender charges may also be assessed if the withdrawal is made within the surrender charge period.

Withdrawals On or After Benefit Eligibility Date
     On or after the Benefit Eligibility Date, withdrawals may cause the Benefit Base to be reduced, depending on the amount of the withdrawal.

     o If cumulative withdrawals in any Contract Year are less than or equal to the Annual Benefit Amount then in effect, the Benefit Base will not be reduced.

     o If a withdrawal causes the cumulative withdrawals during a Contract Year to exceed the Annual Benefit Amount, the amount withdrawn in excess of the Annual Benefit Amount and any subsequent withdrawals are all considered excess withdrawals. Each excess withdrawal will reduce the Benefit Base in the same proportion as the Contract Value is reduced by the excess withdrawal.

     o Withdrawals taken to meet the Required Minimum Distribution requirement will be deemed to be within the Annual Benefit Amount and will not cause the Benefit Base to be reduced.

Roll-Up
     On each contract anniversary during the first 10 Contract Years following the rider date, if no withdrawals have been taken since the rider date, the Benefit Base will be increased by 5.0% of the Benefit Base on the prior contract anniversary. Any Roll-Up occurs prior to any applicable Automatic Step-Up, as described below.

Automatic Step-Up
     On each contract anniversary after the rider date, the Contract Value and Benefit Base are compared. If the Contract Value is greater than the current Benefit Base, we will automatically step-up the Benefit Base to equal the Contract Value. If, however, the Automatic Step-Up has been suspended, as described below, no Automatic Step-Up will occur.

    We may prospectively increase the fee percentage on the effective date of any Automatic Step-Up, subject to the maximum fee percentage of 1.50%. If there is an increase in the fee percentage, we will notify you at least 30 days prior to the contract anniversary. You can decline the increase by contacting us no later than seven days prior to the contract anniversary. If you decline the fee increase, the Automatic Step-up feature will be suspended immediately and your fee percentage will remain unchanged. Once your Automatic Step-up is suspended, you will no longer be eligible for any future Automatic Step-up unless you later request in writing to reactivate it. After we receive your request for reactivation, the Automatic Step-up will resume on the following contract anniversary and the fee percentage effective at that time will apply.

CONTRACT VALUE REDUCED TO ZERO
    When the Contract Value is reduced to zero, the contract terminates. In addition, all rights under the contract and the rider terminate other than as described below.

    We will pay you an amount per year equal to the Annual Benefit Amount, until the first death of the Covered Person(s) for the Single Life Option, or until the last death of the Covered Persons for the Spousal Life Option. We will automatically make monthly payments equal to one-twelfth of the Annual Benefit Amount. We may change the payment frequency to annual if a monthly payment would be otherwise less than any minimum payment requirement.

    If the Contract Value is reduced to zero before the Benefit Eligibility Date, we will calculate the Annual Benefit Amount. The new Annual Benefit Amount is equal to 5% of the Benefit Base at the time the Contract Value reduces to zero. Monthly Payments, however, will not commence until one month after the Benefit Eligibility Date.

    If the Contract Value is reduced to zero on or after the Benefit Eligibility Date, monthly payments will commence one month after the Contract Value reduces to zero.

     Payments under the Single Life Option cover only one life, and will continue until the first death of the Covered Person(s). All Covered Persons must be living on the date we make the first payment.

     Payments under the Spousal Life Option cover two spousal lives, and will continue until the last death of the Covered Persons. Under the Spousal Life Option at least one of the Covered Persons must be living on the date we make the first payment.

CANCELLATION
    You may cancel this rider at anytime in writing in a form acceptable to us. Once cancelled, all rights and benefits under the rider terminate. We will assess the current year rider fee at time of cancellation prorated by the time elapsed for the contract year. Past rider fees will not be refunded.

TERMINATION OF BENEFIT
    This benefit will terminate without value on the occurrence of any of the following dates:

[diamond]  the date of first death of the Covered Person(s) for the Single Life
           Option, or the date of last death of the Covered Persons for the Spousal Life Option;

[diamond]  the date there is a change of contract  Owner(s)  (or Covered  Person if the contract Owner is a non-natural person);

[diamond]  the date annuity payments commence under an Annuity Payment Option as described in the contract;

[diamond]  the date the contract to which this benefit is attached terminates;

[diamond]  the date any investment restriction is violated;

[diamond]  the date both the Contract Value and Benefit Base have been reduced to zero; or

[diamond]  the date the contract Owners elect in writing to terminate the benefit.

SURRENDER OF CONTRACT AND WITHDRAWALS
    If the owner is living, amounts held under the contract may be withdrawn in whole or in part prior to the maturity date, or after the maturity date under Variable Annuity Payment Options K or L.

    Prior to the maturity date, you may withdraw up to 10% of the Contact Value in a contract year, either in a lump sum or by multiple scheduled or unscheduled partial withdrawals, without the imposition of a surrender charge. During the first contract year, the 10% withdrawal without a surrender charge will be determined based on the Contact Value at the time of the first partial withdrawal. In all subsequent years, the 10% will be based on the previous contract anniversary value. A signed written request for withdrawal must be sent to our Annuity Operations Division. If you have not yet reached age 59 1/2, a 10% penalty tax may apply on taxable income withdrawn. See "Federal Income Taxes."

    The appropriate number of accumulation units of a subaccount will be redeemed at their value next determined after the receipt by our Annuity Operations Division of a written notice in a form satisfactory to us. Accumulation units redeemed in a partial withdrawal from multiple subaccounts will be redeemed on a pro rata basis unless you designate otherwise. Contact Values in the GIA or MVA will also be withdrawn on a pro rata basis unless you designate otherwise. Withdrawals from the MVA may be subject to the market value adjustment. See the MVA prospectus. The resulting cash payment will be made in a single sum, ordinarily within seven days after receipt of such notice. However, redemption and payment may be delayed under certain circumstances. See "Payment Deferral." There may be adverse tax consequences to certain surrenders and partial withdrawals. See "Surrenders or Withdrawals Prior to the Contract Maturity Date." Certain restrictions on redemptions are imposed on contracts used in connection with Internal Revenue Code Section 403(b) plans. Although loans are available under 403(b) plans only, certain limitations may apply. See "Qualified Plans--Tax Sheltered Annuities." A deduction for surrender charges may be imposed on partial withdrawals from, and complete surrender of, a contract. See "Surrender Charges." Any surrender charge imposed is deducted from amounts withdrawn. The surrender charge is calculated on a first-in, first-out basis. In other words, we calculate your surrender charge by assuming your withdrawal is applied to premium payments in the order your premium payments were received.

    Requests for partial withdrawals or full surrenders should be mailed to our Annuity Operations Division.

CONTRACT TERMINATION
    The contract will terminate if on any valuation date the Contact Value is zero. PHL Variable will notify you in writing that the contract has terminated.

PAYMENT UPON DEATH BEFORE MATURITY DATE

WHEN IS THE DEATH BENEFIT PAYABLE?
    A death benefit is payable when the owner (or primary annuitant when the contract is owned by a non-natural person) dies. If there is more than one owner, a death benefit is payable upon the first owner to die.

WHO RECEIVES PAYMENT?
[diamond]  DEATH OF AN OWNER
           If the owner dies before the contract maturity date, the death benefit will be paid to the beneficiary.

[diamond]  DEATH OF AN OWNER - MULTIPLE OWNERS
           If one of the owners dies prior to the maturity date, the death benefit will be paid to the surviving owner(s), if any, who will be deemed to be the designated beneficiary(s).

[diamond]  DEATH OF AN ANNUITANT WHO IS NOT THE OWNER
           If the owner and the annuitant are not the same individual and the annuitant dies prior to the maturity date, the owner becomes the annuitant, unless the owner appoints a new annuitant. If a joint annuitant dies prior to the maturity date, the owner may appoint a new joint annuitant. The death of the annuitant or joint annuitant will not cause the death benefit to be paid.

[diamond]  SPOUSAL BENEFICIARY CONTRACT CONTINUANCE
           If the spouse of a deceased owner, as designated beneficiary, is entitled to receive all or some portion of the death benefit amount, the spouse may elect to continue the contract as the new owner. This election is only allowed prior to the maturity date and can be elected only one time. When the spouse elects to continue the contract, the death benefit amount that the spouse is entitled to receive will become the new Contact Value for the continued contract and the current death benefit option will remain in effect.

[diamond]  OWNERSHIP OF THE CONTRACT BY A NON-NATURAL PERSON
           If the owner is not an individual, and the primary annuitant dies before the maturity date, we will pay the death benefit to the owner.

WHAT IS THE DEATH BENEFIT AMOUNT?
           The owner shall elect any of the available death benefit options at the time of the initial premium payment. If no option is elected, Death Benefit Option 1 will apply. If we grant your request to change ownership, Death Benefit Option 1 shall apply, unless we agree otherwise.

[diamond]  DEATH BENEFIT OPTION 1--RETURN OF PREMIUM
           Upon the death of the owner (or if there is more than one owner, on the death of the owner who dies first), the death benefit is the greater of:

              a) the sum of all of premium payments, less adjusted partial withdrawals (as defined below); or
              b)   the Contact Value on the claim date.

[diamond]  DEATH BENEFIT OPTION 2--ANNUAL STEP-UP
           This death benefit is based on the age of the owner. If there is more than one owner, it is based upon the age of the eldest owner at issue.

           Upon the death of the owner who has not attained age 80, the death benefit is the greatest of:

               a) the sum of all premium payments, less adjusted partial withdrawals (as defined below); or
               b)  the Contact Value on the claim date; or
               c)  the annual step-up amount (as defined below).

           Upon the death of the owner who has attained age 80, the death benefit is the greater of:

               a) the death benefit amount in effect at the end of the contract year prior to the owner attaining age 80, plus the sum of all premium payments less adjusted partial withdrawals (as defined below) made since the end of the contract year prior to the owner attaining age 80; or

               b)  the Contact Value on the claim date.

           If the owner is not an individual, the age of the primary annuitant will be used to calculate the death benefit amount. If the spouse elects to continue the contract under Death Benefit Option 2, the death benefit will be calculated using the surviving spouse's attained age.

           Adjusted Partial Withdrawals: The result of multiplying the ratio of the partial withdrawal to the Contact Value and the death benefit (prior to the withdrawal) on the withdrawal date.

           Annual Step-up Amount: In the first contract year the step-up amount is equal to 100% of premium payments less adjusted partial withdrawals. After that, in any following contract year the step-up amount equals the greater of (1) the step-up amount at the end of the prior contract year, plus any premium payments made since the end of the prior contract year, less any adjusted partial withdrawals made since the end of the prior year; or (2) the Contact Value.

    Death benefit proceeds will be payable in a single lump sum or, if the recipient chooses, in the form of an annuity option. Any such annuity option is subject to all restrictions (including minimum amount requirements) as are other annuities under this contract. In addition, there may be legal requirements that limit the recipient's annuity options and the timing of payments. See "Distributions at Death" under "Federal Income Taxes." A recipient should consult a qualified tax adviser before electing to receive an annuity.

    Depending upon state law, the amounts paid to the owner may avoid probate and the death benefit may be reduced by any tax due. For more information, see "Tax." and "Distribution at Death" under "Federal Income Taxes."

    We reserve the right to discontinue offering any one of the available death benefit options in the future.


INTERNET, INTERACTIVE VOICE RESPONSE AND TELEPHONE TRANSFERS
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    You may transfer your Contract Value among the available investment options and make changes to your premium payment allocations by Internet, Interactive Voice Response ("IVR") or telephone.

    PHL Variable and Phoenix Equity Planning Corporation ("PEPCO"), our national distributor, will use reasonable procedures to confirm that transfer instructions are genuine. We require verification of account information and will record telephone instructions on tape. You will receive written confirmation of all transfers. PHL Variable and PEPCO may be liable for following unauthorized instructions if we fail to follow our established security procedures. However, you will bear the risk of a loss resulting from instructions entered by an unauthorized third party that PHL Variable and PEPCO reasonably believe to be genuine.

    We may modify or terminate your transfer and allocation privileges at any time. You may find it difficult to exercise these privileges during times of extreme market volatility. In such a case, you should submit your request in writing.

    Prior to the Maturity Date of your contract, you may elect to transfer all or any part of the Contact Value among one or more subaccounts, the GIA or MVA subject to the limitations established for the GIA and MVA. A transfer from a subaccount will result in the redemption of accumulation units and, if another subaccount is selected, in the purchase of accumulation units. The exchange will be based on the values of the accumulation units next determined after the receipt by our Annuity Operations Division of notice of election in a form satisfactory to us. A transfer among subaccounts, the GIA or MVA does not automatically change the premium payment allocation schedule of your contract.

    You may also request transfers and changes in premium payment allocations among available subaccounts, the GIA or MVA by calling us at 800/541-0171 between the hours of 8:30 a.m. and 4:00 p.m. Eastern Time on any valuation date. You may permit your registered representative to submit transfer requests on your behalf. We will employ reasonable procedures to confirm that transfers instructions are genuine. We will require verification of account information and will record telephone instructions on tape. All transfers and allocation changes will be confirmed in writing to you. To the extent that procedures reasonably designed to prevent unauthorized transfers are not followed, we may be liable for following transfers instructions for transfers that prove to be fraudulent. However, you will bear the risk of loss resulting from instructions entered by an unauthorized third party we reasonably believe to be genuine. These transfers and allocation change privileges may be modified or terminated at any time on a case-by-case basis. In particular, during times of extreme market volatility, transfers privileges may be difficult to exercise. In such cases you should submit written instructions.

    Unless we otherwise agree or unless the Dollar Cost Averaging Program has been elected, (see below), you may make only one transfer per contract year from the GIA. Nonsystematic transfers from the GIA and MVA will be made on the date of receipt by our Annuity Operations Division except as you may otherwise request. For nonsystematic transfers, the amount that may be transferred from the GIA at any one time cannot exceed the greatest of $1,000 or 25% of the Contact Value in the GIA at the time of transfer. For nonsystematic transfers from the MVA, the market value adjustment may be applied. See the MVA prospectus for more information.

    No surrender charge will be assessed when a transfer is made. The date a premium payment was originally credited for the purpose of calculating the surrender charge will remain the same. Currently, 12 transfers are permitted from the subaccounts and one transfer from the GIA; however, we reserve the right to change our policy to limit the number of transfers made during each contract year if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other contract owners. For more information, see "Disruptive Trading and Market Timing." There are additional restrictions on transfers from the GIA as described above and in the section titled, "GIA." See the MVA prospectus for information regarding transfers from the MVA.

    For contracts issued on or after March 31, 2003, transfers to the GIA are not permitted during the first contract year. After the first Contract Year, a transfer into the GIA will not be permitted if such transfer would cause the percentage of the Contract Value in the GIA to exceed the Maximum GIA Percentage shown on the schedule page.


MARKET TIMING AND OTHER DISRUPTIVE TRADING
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    We discourage market timing activity, frequent transfers of contract value among subaccounts and other activity determined to be "Disruptive Trading", as described below. Your ability to make transfers among subaccounts under the contract is subject to modification if we determine, in our sole opinion, that your exercise of the transfer privilege constitutes "Disruptive Trading" that may disadvantage or potentially harm the rights or interests of other contract owners.

    "Disruptive Trading" includes, but is not limited to: frequent purchases, redemptions and transfers; transfers into and then out of a subaccount in a short period of time; and transfers of large amounts at one time. The risks and harmful effects of Disruptive Trading include:

[diamond]  dilution of the interests of long-term investors in a subaccount, if market timers or others transfer into or out of the subaccount rapidly in order to take advantage of market price fluctuations;

[diamond]  an adverse affect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the underlying fund to maintain a higher level of cash than would otherwise be the case, or causing the underlying fund to liquidate investments prematurely; and

[diamond]  increased brokerage and administrative expenses.

    To protect our contract owners and the underlying funds from Disruptive Trading, we have adopted certain policies and procedures.

    Under our Disruptive Trading policy, we can modify your transfer privileges for some or all of the subaccounts. Modifications include, but are not limited to, not accepting a transfer request from you or from any person, asset allocation service, and/or market timing service made on your behalf. We may also limit the amount that may be transferred into or out of any subaccount at any one time. Unless prohibited by the terms of your contract, we may (but are not obligated to):

[diamond]  limit the dollar amount and frequency of transfers (e.g., prohibit more than one transfer a week, or more than two a month, etc.),

[diamond]  restrict the method of making a transfer (e.g., require that all transfers into a particular subaccount be sent to our Service Center by first class U.S. mail and/or rescind telephone, internet, IVR or fax transfer privileges),

[diamond]  require a holding period for some subaccounts (e.g., prohibit transfers into a particular subaccount within a specified period of time after a transfer out of that subaccount),

[diamond]  impose redemption fees on short-term trading (or implement and administer redemption fees imposed by one or more of the underlying funds), or

[diamond]  impose other limitations or restrictions.

    Currently we attempt to detect Disruptive Trading by monitoring both the dollar amount of individual transfers and the frequency of a contract owner's transfers. With respect to both dollar amount and frequency, we may consider an individual transfer alone or when combined with transfers from other policies owned by or under the control or influence of the same individual or entity. We currently review transfer activity on a regular basis. We also consider any concerns brought to our attention by the managers of the underlying funds. We may change our monitoring procedures at any time without notice.

    Because we reserve discretion in applying these policies, they may not be applied uniformly. However, we will to the best of our ability apply these policies uniformly. Consequently, there is a risk that some contract owners could engage in Disruptive Trading while others will bear the effects of their activity.

    Currently we attempt to detect Disruptive Trading by monitoring activity for all policies. Possible Disruptive Trading activity may result in our sending a warning letter advising the owner of our concern. Regardless of whether a warning letter is sent, once we determine that Disruptive Trading activity has occurred, we may revoke the owner's right to make Internet and IVR transfers. We will notify contract owners in writing (by mail to their address of record on file with us) if we limit their trading.

    We have adopted these policies and procedures as a preventative measure to protect all contract owners from the potential affects of Disruptive Trading, while recognizing the need for contract holders to have available reasonable and convenient methods of making transfers that do not have the potential to harm other contract owners.

    We currently do not make any exceptions to the policies and procedures discussed above to detect and deter Disruptive Trading. We may reinstate Internet, IVR, telephone and fax transfer privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

    We cannot guarantee that our monitoring will be 100% successful in detecting and restricting all transfer activity that constitutes Disruptive Trading. Moreover, we cannot guarantee that revoking or limiting a contract owner's Internet, IVR, telephone and fax transfer privileges will successfully deter all Disruptive Trading. In addition, some of the underlying funds are available to insurance companies other than Phoenix and we do not know whether those other insurance companies have adopted any policies and procedures to detect and deter Disruptive Trading, or if so what those policies and procedures might be. Because we may not be able to detect or deter all Disruptive Trading and because some of these funds are available through other insurance companies, some contract owners may be treated differently than others, resulting in the risk that some contract owners could engage in Disruptive Trading while others will bear the effects of their activity.

    We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. In addition, orders for the purchase of underlying fund shares are subject to acceptance by the relevant fund. We reserve the right to reject, without prior notice, any transfer request into any subaccount if the purchase of shares in the corresponding underlying fund is not accepted for any reason.

    We do not include transfers made pursuant to the Dollar Cost Averaging, Automatic Asset Rebalancing or other similar programs when applying our Disruptive Trading policy.

THE ANNUITY PERIOD
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    The annuity period begins after the accumulation period of the contract, when annuity payments are made to you.

ANNUITY PAYMENTS
    Annuity payments will begin on the contract's maturity date if the owner is alive and the contract is still in force. Beginning on the maturity date, investment in the Separate Account is continued unless a fixed payment annuity is selected. Surrender charges will be waived when you begin taking annuity payments, provided your contract has been in effect for five years. If you have not selected an annuity payment option by the maturity date, the default is Annuity Payment Option I--Variable Life Annuity with 10-Year Period Certain. For more information, see "Annuity Payment Options."

    If the amount to be applied on the maturity date is less than $2,000, we may pay such amount in one lump sum in lieu of providing an annuity. If the initial monthly annuity payment under an annuity payment option would be less than $20, we may make a single sum payment equal to the total Contact Value on the date the initial annuity payment would be payable, or make periodic annuity payments quarterly, semiannually or annually in place of monthly annuity payments.

    Your contract specifies a maturity date at the time of its issuance. However, you may subsequently elect a different maturity date. The maturity date may not be earlier than the fifth contract anniversary. The latest maturity date is the contract anniversary nearest the annuitant's 95th birthday or ten years from the contract date, unless agreed otherwise. Generally, under qualified plans, the maturity date must be such that distributions begin no later than April 1st of the calendar year following the later of: (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an Individual Retirement Annuity ("IRA").

    The maturity date election must be made by written notice and must be received by our Annuity Operations Division 30 days before the provisional maturity date. If you do not elect a maturity date, which is different from the provisional maturity date, the provisional maturity date becomes the maturity date. Particular care should be taken in electing the maturity date of a contract issued under a Tax Sheltered Annuity (TSA), a Keogh Plan or an IRA plan. For more information, see "Tax Sheltered Annuities," "Keogh Plans" and "Individual Retirement Accounts."

ANNUITY PAYMENT OPTIONS
    Unless an alternative annuity payment option is elected on or before the maturity date, the amounts held under a contract on the maturity date will be applied to provide a Variable Life Annuity with 10-Year Period Certain (Option
I) as described below. Instead of Option I, you may, by sending a written request to our Annuity Operations Division on or before the maturity date of the contract, elect any of the other annuity payment options described below. After the first annuity payment, you may not change the elected annuity payment option. No surrender charge will be assessed under any annuity payment option, unless unscheduled withdrawals are made under Variable Annuity Payment Options K or L. The MVA will apply to any amounts held in the MVA that we applied to any annuity payment option. See the MVA prospectus for more information.

    With the exception of the Fixed Annuity Payment Options and Annuity Payment Option L, each annuity payment will be based upon the value of the annuity units credited to the contract. The number of annuity units in each subaccount to be credited is based on the value of the accumulation units in that subaccount and the applicable annuity payment rate. The contract is issued with guaranteed minimum annuity payment rates, however, if the current rate is higher, we'll apply the higher rate. The annuity payment rate differs according to the annuity payment option selected and the age of the annuitant(s). The annuity payment rate is applied and will determine all annuity payments for the fixed annuity payment options and the first annuity payment for the variable annuity payment options. The value of the annuity units will vary with the investment performance of each subaccount to which annuity units are credited.

    The initial annuity payment will be calculated based on an assumed investment return of 4.5% per year. This rate is a fulcrum return around which variable annuity payments will vary to reflect whether actual investment experience of the subaccount is better or worse than the assumed investment return. The assumed investment return is set at the time of your first annuity payment. If investment performance is higher than the assumed investment return, your subsequent annuity payments will be larger than your first annuity payment. However, if investment performance is lower than the assumed investment rate, your subsequent annuity payments will be less than the first annuity payment. If the assumed and actual investment performances are the same, your annuity payments will be level. The assumed investment return and the calculation of variable annuity payments for a 10-year period certain variable payment life annuity and for Annuity Payment Options J and K as described below and in the contract and SAI.

    The level of annuity payments payable under the following annuity payment options is based upon the option selected. In addition, factors such as the age at which annuity payments begin, the form of annuity, annuity payment rates, assumed investment rate (for variable annuity payments) and the frequency of annuity payments will affect the level of annuity payments. The longer the duration, and more frequent the payments, the lower the annuity payment amount. The assumed investment rate is 4.5% per year. We use this rate to determine the first annuity payment under Variable Annuity Payment Options I, J, K, M and N. Under Option L, We determine the amount of the annual distribution by dividing the amount of Contact Value as of the payment calculation date by the life expectancy of the Annuitant or the joint life expectancy of the Annuitant and Joint Annuitant at that time.

    We deduct a daily charge for mortality and expense risks and a daily administrative fee from Contact Values held in the subaccounts. For more information, see "Charges For Mortality and Expense Risks" and "Charges for Administrative Services." Therefore, electing Option K will result in a deduction being made even though we assume no mortality risk under that option.

    The following are descriptions of the annuity payment options available under a contract. These descriptions should allow you to understand the basic differences between the options, however, you should contact our Annuity Operations Division well in advance of the date you wish to elect an option to obtain estimates of annuity payments under each option.

OPTION A--LIFE ANNUITY WITH SPECIFIED PERIOD
    A fixed payout annuity payable monthly while the annuitant is living or, if later, the end of the specified period certain. The period certain may be specified as 5, 10, or 20 years. The period certain must be specified at the time this option is elected.

OPTION B--NON-REFUND LIFE ANNUITY
    A fixed payout annuity payable monthly while the annuitant is living. No monthly payment, death benefit or refund is payable after the death of the annuitant.

OPTION C--[RESERVED]

OPTION D--JOINT AND SURVIVOR LIFE ANNUITY
    A fixed payout annuity payable monthly while either the annuitant or joint annuitant is living. You must designate the joint annuitant at the time you elect this option. The joint annuitant must be at least age 40 on the first payment calculation date.

OPTION E--INSTALLMENT REFUND LIFE ANNUITY
    A fixed payout annuity payable monthly while the annuitant is living. If the annuitant dies before the annuity payments made under this option total an amount which refunds the entire amount applied under this option, we will make a lump sum payment equal to the entire amount applied under this option less the sum of payments already made.

OPTION F--JOINT AND SURVIVOR LIFE ANNUITY WITH 10-YEAR PERIOD CERTAIN
    A fixed payout annuity payable monthly while either the annuitant or joint annuitant is living, or if later, the end of 10 years. You must designate the joint annuitant at the time you elect this option. The joint annuitant must be at least age 40 on the first payment calculation date.

OPTION G--PAYMENTS FOR SPECIFIED PERIOD
    A fixed payout annuity payable monthly over a specified period of time. Payments continue whether the annuitant lives or dies. The specified period must be in whole numbers of years from 5 to 30, but cannot be greater than 100 minus the age of the annuitant. However, if the beneficiary of any death benefits payable under this contract elects this payment option, the period selected by the beneficiary may not extend beyond the life expectancy of such beneficiary.

OPTION H--PAYMENTS OF SPECIFIED AMOUNT
    Equal income installments of a specified amount are paid until the principal sum remaining under this option from the amount applied is less than the amount of the installment. When that happens, the principal sum remaining will be paid as a final payment. The amount specified must provide for payments for a period of at least 5 years.

OPTION I--VARIABLE LIFE ANNUITY WITH 10-YEAR PERIOD CERTAIN
    A variable payout annuity payable monthly while the Annuitant is living or, if later, for ten years. If the beneficiary of any death benefits payable under this contract elects this option, the period certain will equal the shorter of 10 years or the life expectancy of such beneficiary.

OPTION J--JOINT SURVIVOR VARIABLE LIFE ANNUITY WITH 10-YEAR PERIOD CERTAIN
    A variable payout annuity payable monthly while either the annuitant or joint annuitant is living, or if later, the end of 10 years. You must designate the joint annuitant at the time you elect this option. The joint annuitant must be at least age 40 on the first payment calculation date. This option is not available for the payment of any death benefit under this contract.

OPTION K--VARIABLE ANNUITY FOR A SPECIFIED PERIOD
    A variable payout annuity payable monthly over a specified period of time. Payments continue whether the annuitant lives or dies. The specified period must be in whole numbers of years from 5 to 30, but cannot be greater than 100 minus the age of the annuitant. However, if the beneficiary of any death benefits payable under this contract elects this payment option, the period selected by the beneficiary may not extend beyond the life expectancy of such beneficiary. This option also provides for unscheduled withdrawals. An unscheduled withdrawal will reduce the number of fixed annuity units in each subaccount and affect the amount of future payments. For details, see "Variable Annuity Payments" and "Calculation of Annuity Payments" in the SAI.

OPTION L--VARIABLE LIFE EXPECTANCY ANNUITY
    This option provides a variable income which is payable over the annuitant's annually recalculated life expectancy or the annually recalculated life expectancy of the annuitant and joint annuitant. This option also provides for unscheduled withdrawals. An unscheduled withdrawal will reduce the Contact Value and affect the amount of future payments. Upon the death of the annuitant (and joint annuitant, if applicable), any remaining Contact Value will be paid in a lump sum to the beneficiary. For details, see "Variable Annuity Payments" and "Calculation of Annuity Payments" in the SAI.

OPTION M--UNIT REFUND VARIABLE LIFE ANNUITY
    This option provides variable monthly payments as long as the annuitant lives. In the event of the death of the annuitant, the monthly payments will stop and the beneficiary will receive a lump sum payment equal to the value of the remaining annuity units. This value is equal to the sum of the number of remaining annuity units for each subaccount multiplied by the current annuity unit value for that subaccount. The number of remaining annuity units for each subaccount will be calculated as follows:

1. the net amount in the subaccount applied under this option on the first payment calculation date divided by the corresponding annuity unit value on that date, minus

2. the sum of the annuity units released from the subaccount to make the payments under this option.

    You may not transfer any assets under Annuity Payment Option M, unless we agree otherwise.

OPTION N--VARIABLE NON-REFUND LIFE ANNUITY
    A variable payout annuity payable monthly while the annuitant is living. No monthly payment, death benefit or refund is payable after the death of the annuitant.

OTHER OPTIONS AND RATES
    We may offer other annuity payment options at the time a contract reaches its maturity date. In addition, in the event that annuity payment rates for contracts are at that time more favorable than the applicable rates guaranteed under the contract, the then current settlement rates shall be used in determining the amount of any annuity payment under the Annuity Payment Options above.

OTHER CONDITIONS
    Federal income tax requirements currently applicable to most qualified plans provide that the period of years guaranteed under joint and survivorship annuities with specified periods certain (see "Option F" and "Option J" above) cannot be any greater than the joint life expectancies of the payee and his or her spouse.

    Federal income tax requirements also provide that participants in regular or SIMPLE IRAs must begin minimum distributions by April 1 of the year following the year in which they attain age 70 1/2. Minimum distribution requirements do not apply to Roth IRAs. Distributions from qualified plans generally must begin by the later of actual retirement or April 1 of the year following the year participants attain age 70 1/2. Any required minimum distributions must be such that the full amount in the contract will be distributed over a period not greater than the participant's life expectancy or the combined life expectancy of the participant and his or her spouse or designated beneficiary. Distributions made under this method are generally referred to as Life Expectancy Distributions ("LEDs"). An LED program is available to participants in qualified plans or IRAs. Requests to elect this program must be made in writing.

    Under the LED program, regardless of contract year, amounts up to the required minimum distribution may be withdrawn without a deduction for surrender charges, even if the minimum distribution exceeds the 10% allowable amount. See "Surrender Charges." Any amounts withdrawn that have not been held under a contract for at least six years and are in excess of both the minimum distribution and the 10% free available amount, will be subject to any applicable surrender charge.

    If the initial monthly annuity payment under an annuity payment option would be less than $20, we may make a single sum payment equal to the Contact Value on the date the initial annuity payment would be payable, in place of all other benefits provided by the contract, or, may make periodic annuity payments quarterly, semiannually or annually in place of monthly annuity payments.

    Currently, transfers between subaccounts are available for amounts allocated to any of the variable annuity payment options except Annuity Payment Option M.

PAYMENT UPON DEATH AFTER MATURITY
    If an owner dies on or after the maturity date and there is no surviving owner, any remaining certain period annuity payments will be paid to the beneficiary under the annuity payment option in effect on the date of death. Payments may not be deferred or otherwise extended. If there is a surviving owner, the payments continue as if there had been no death.

    If the annuitant and joint annuitant, if any, die and are survived by any owner(s), any remaining certain period annuity payments will be paid to such owner(s). Payments will continue under the annuity payment option in effect at the date of death and may not be deferred or otherwise extended.


VARIABLE ACCOUNT VALUATION PROCEDURES
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VALUATION DATE
    A valuation date is every day the New York Stock Exchange ("NYSE") is open for trading and we are open for business. However, transaction processing may be postponed for the following reasons:

1.  the NYSE is closed or may have closed early;

2.  the SEC has determined that a state of emergency exists; or

3. on days when a certain market is closed (e.g., the U.S. Government bond market is closed on Columbus Day and Veteran's Day).

    The NYSE Board of Directors reserves the right to change the NYSE schedule as conditions warrant. On each valuation date, the value of the Separate Account is determined at the close of the NYSE (usually 4:00 p.m. eastern time).


VALUATION PERIOD
    Valuation period is that period of time from the beginning of the day following a valuation date to the end of the next following valuation date.

ACCUMULATION UNIT VALUE
    The value of one accumulation unit was set at $1.000 on the date assets were first allocated to a subaccount. The value of one accumulation unit on any subsequent valuation date is determined by multiplying the immediately preceding accumulation unit value by the applicable net investment factor for the valuation period ending on such valuation date. After the first valuation period, the accumulation unit value reflects the cumulative investment experience of that subaccount.

NET INVESTMENT FACTOR
    The net investment factor for any valuation period is equal to 1.000 plus the applicable net investment rate for such valuation period. A net investment factor may be more or less than 1.000 depending on whether the assets gained or lost value that day. To determine the net investment rate for any valuation period for the funds allocated to each subaccount, the following steps are taken: (a) the aggregate accrued investment income and capital gains and losses, whether realized or unrealized, of the subaccount for such valuation period is computed, (b) the amount in (a) is then adjusted by the sum of the charges and credits for any applicable income taxes and the deductions at the beginning of the valuation period for mortality and expense risk fees and daily administration fee, and (c) the results of (a) as adjusted by (b) are divided by the aggregate unit values in the subaccount at the beginning of the valuation period.

MISCELLANEOUS PROVISIONS
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ASSIGNMENT
    Owners of contracts issued in connection with non-tax qualified plans may assign their interest in the contract to a spouse or a grantor trust. This assignment may result in taxable income to the Contract Owner. We will not be on notice of such an assignment unless we receive written notice of such assignment filed with our Annuity Operations Division. A pledge or assignment of a contract is treated as payment received on account of a partial surrender of a contract. For more information, see "Surrenders or Withdrawals Prior to the Contract Maturity Date." Transfer of ownership will nullify the original death benefit option and the death benefit option will become Death Benefit Option 1.

    In order to qualify for favorable tax treatment, contracts issued in connection with tax qualified plans may not be sold, assigned, discounted or pledged as collateral for a loan or as security for the performance of an obligation, or for any other purpose, to any person other than to us.

PAYMENT DEFERRAL
    Payment of the Contact Value attributable to the Separate Account in a single sum upon a partial withdrawal or full surrender of the contract will ordinarily be made within 7 days after receipt of the written request by our Annuity Operations Division. However, we may postpone payment of the value of any accumulation units at times (a) when the NYSE is closed, other than customary weekend and holiday closings, (b) when trading on the NYSE is restricted, (c) when an emergency exists as a result of which disposal of securities in the series is not reasonably practicable or it is not reasonably practicable to determine the Contact Value or (d) when a governmental body having jurisdiction over us by order permits such suspension. Rules and regulations of the SEC, if any, are applicable and will govern as to whether conditions described in (b), (c) or (d) exist.

    Payment of the Contract Value attributable to the GIA may be deferred for 6 months from the date of receipt of a withdrawal or surrender request at our Annuity Operations Division. If payment is delayed for more than 10 days, we will credit additional interest at a rate equal to that paid under Annuity Options G and H.

FREE LOOK PERIOD
    We may mail the contract to you or we may deliver it to you in person. You may return a contract for any reason within ten days after you receive it and receive in cash the adjusted Contact Value less any charges. (A longer Free Look Period may be required by your state.) You may receive more or less than the initial premium payment depending on investment experience within the subaccounts during the Free Look Period. If a portion or all of your initial premium payment has been allocated to the GIA, we also will refund any earned interest. If a portion or all of your initial premium payment has been allocated to the MVA, we will apply the Market Value Adjustment that can increase or decrease your initial premium payment. If applicable state law requires, we will return the full amount of any premium payments we received.

    During periods of extreme market volatility, we reserve the right to make the Temporary Money Market Allocation Amendment available. We will generally allocate the premium payment, less applicable charges, according to your instructions when we receive your completed application. We may issue some contracts with a Temporary Money Market Allocation Amendment. Under this amendment we allocate the net premium payment and the net of the other premium payments paid during your Free Look Period to the Phoenix Money Market Subaccount. When your Free Look Period expires we allocate the Contact Value among the subaccounts, the GIA and/or MVA according to your instructions. We may use the Temporary Money market Allocation Amendment depending on the state of issue and under contain other circumstances.

AMENDMENTS TO CONTRACTS
    Contracts may be amended to conform to changes in applicable law or interpretations of applicable law, or to accommodate design changes. Changes in the contract may need to be approved by contract owners and state insurance departments. A change in the contract that necessitates a corresponding change in the prospectus or the SAI must be filed with the SEC.

SUBSTITUTION OF FUND SHARES
    If, in the judgment of PHL Variable's management, one or more of the funds becomes unsuitable for investment by contract owners, we reserve the right to substitute accumulation units of another subaccount for accumulation units already purchased or to be purchased in the future by premium payments under this contract. Any substitution will be subject to approval by the SEC, if required, and where required, one or more state insurance departments.

OWNERSHIP OF THE CONTRACT
    Ordinarily, the purchaser of a contract is both the owner and the annuitant and is entitled to exercise all the rights under the contract. However, the owner may be an individual or entity other than the annuitant. More than one owner may own a contract as joint owner. Transfer of the ownership of a contract may involve federal income tax consequences, and a qualified advisor should be consulted before any such transfer is attempted.


FEDERAL INCOME TAXES
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INTRODUCTION
    The contracts are designed for use with retirement plans which may or may not be tax-qualified plans ("qualified plans") under the provisions of the Internal Revenue Code of 1986, (the "Code"). The ultimate effect of federal income taxes on the amounts held under a contract, on annuity payments and on the economic benefits of the contract owner, annuitant or beneficiary depends on our income tax status, on the type of retirement plan for which the contract is purchased, and upon the income tax and employment status of the individual concerned.

    The following discussion is general in nature and is not intended as tax advice. The income tax rules are complicated and this discussion is intended only to make you aware of the issues. Each person should consult a professional tax advisor. No attempt is made to consider any estate or inheritance taxes or any applicable state, local or other tax laws. Moreover, the discussion is based upon our understanding of the federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of the federal income tax laws or the current interpretations by the Internal Revenue Service (the "IRS"). We do not guarantee the tax status of the contracts or any transactions involving the contracts. Purchasers bear the complete risk that the contracts may not be treated as "annuity contracts" under federal income tax laws. For a discussion of federal income taxes as they relate to the funds, please see the fund prospectuses.

INCOME TAX STATUS
    We are taxed as a life insurance company under Part 1 of Subchapter L of the Code. Since the Separate Account is not a separate entity from PHL Variable and its operations form a part of PHL Variable, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining the contract value. Under existing federal income tax law, the Separate Account's investment income, including realized net capital gains, is not taxed to us. We reserve the right to make a deduction for taxes should they be imposed on us with respect to such items in the future.

TAXATION OF ANNUITIES IN GENERAL--NONQUALIFIED PLANS
    Section 72 of the Code governs taxation of annuities. In general, a contract owner is not taxed on increases in value of the units held under a contract until some form of distribution is made. However, in certain cases the increase in value may be subject to tax currently. See "Distribution-at-Death Rules," "Contracts Owned by Non-Natural Persons," "Owner Control" and "Diversification Standards" below.

    As the owner of the contract, you may elect one of the available death benefit guarantees under the contract. One or more of the options available may, in some cases, exceed the greater of the sum of premium payments or the Contract Value. The IRS may take the position with respect to these death benefit guarantees that they are not part of the annuity contract. In such a case, the charges against the cash value of the annuity contract or charges withheld from a rollover for the benefits would be considered distributions subject to tax, including penalty taxes, and charges withheld from purchase payments for the contract would not be deductible. If the IRS were to take this position, we would take all reasonable steps to avoid this result, which would include the right to amend the contract, with appropriate notice to you. You should consult with your tax advisor before electing a death benefit guarantee under this contract or any amendments, benefits or endorsements to the contract.

SURRENDERS OR WITHDRAWALS PRIOR TO THE CONTRACT MATURITY DATE
    Code Section 72 provides that a withdrawal or surrender of the contract prior to the contract maturity date will be treated as taxable income to the extent the amounts held under the contract exceed the "investment in the contract." The "investment in the contract" is that portion, if any, of purchase payments by or on behalf of an individual under a contract that have not been excluded from the individual's gross income. The taxable portion is taxed as ordinary income in an amount equal to the value of the amount received in excess of the "investment in the contract" on account of a withdrawal or surrender of a contract. For purposes of this rule, a pledge or assignment of a contract is treated as a payment received on account of a withdrawal from a contract.

SURRENDERS OR WITHDRAWALS ON OR AFTER THE CONTRACT MATURITY DATE
    Upon receipt of a lump sum payment under the contract, the recipient is taxed on the portion of the payment that exceeds the investment in the contract. Ordinarily, such taxable portion is taxed as ordinary income.

    For fixed annuity payments, the taxable portion of each payment is determined by using a formula known as the "exclusion ratio," which establishes the ratio that the investment in the contract bears to the total expected amount of annuity payments for the term of the contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed as ordinary income. For variable annuity payments, the taxable portion is determined by a formula that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the investment in the contract by the total number of expected periodic payments. The remaining portion of each payment is taxed as ordinary income. Once the excludable portion of annuity payments equals the investment in the contract, the balance of the annuity payments will be fully taxable. For certain types of qualified plans, there may be no investment in the contract resulting in the full amount of the payments being taxable. A simplified method of determining the exclusion ratio is effective with respect to qualified plan annuities started after November 18, 1996.

    Withholding of federal income taxes on all distributions may be required unless the recipient elects not to have any amounts withheld and properly notifies our Annuity Operations Division of that election. Certain contract owners cannot make this election.

PENALTY TAX ON CERTAIN SURRENDERS AND WITHDRAWALS
    Amounts surrendered, withdrawn or distributed before the taxpayer reaches age 59 1/2 are subject to a penalty tax equal to ten percent (10%) of the portion of such amount that is includable in gross income. However, the penalty tax will not apply to withdrawals: (i) made on or after the death of the contract owner (or where the contract owner is not an individual, the death of the "primary annuitant," defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the contract); (ii) attributable to the taxpayer's becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments made (not less frequently than annually) for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans (such distributions may, however, be subject to a similar penalty under Code Section 72(t) relating to distributions from qualified retirement plans and to a special penalty of 25% applicable specifically to SIMPLE IRAs or other special penalties applicable to Roth IRAs); (v) allocable to investment in the contract before August 14, 1982; (vi) under a qualified funding asset (as defined in Code
Section 130(d)); (vii) under an immediate annuity contract (as defined in Code
Section 72(u)(4)); or (viii) that are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.

    If the penalty tax does not apply to a withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year when the modification occurs will be increased by an amount (determined by the Treasury regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, but only if the modification takes place: (a) within 5 years from the date of the first payment, or (b) before the taxpayer reaches age 59 1/2.

    Separate tax withdrawal penalties apply to qualified plans. See "Penalty Tax on Certain Surrenders and Withdrawals from Qualified Plans."

ADDITIONAL CONSIDERATIONS

DISTRIBUTION-AT-DEATH RULES
    In order to be treated as an annuity contract for federal income tax purposes, a contract must provide the following two distribution rules: (a) if the contract owner dies on or after the contract maturity date, and before the entire interest in the contract has been distributed, the remainder of the contract owner's interest will be distributed at least as quickly as the method in effect on the contract owner's death; and (b) if a contract owner dies before the contract maturity date, the contract owner's entire interest generally must be distributed within five (5) years after the date of death, or if payable to a designated beneficiary, may be annuitized over the life or life expectancy of that beneficiary and payments must begin within one (1) year after the contract owner's date of death. If the beneficiary is the spouse of the contract owner, the contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as contract owner. Similar distribution requirements apply to annuity contracts under qualified plans (other than Code Section 457 Plans). However, a number of restrictions, limitations and special rules apply to qualified plans and contract owners should consult with their tax advisor.

    If the primary annuitant, which is not the contract owner, dies before the maturity date, the owner will become the annuitant unless the owner appoints another annuitant. If the contract owner is not an individual, the death of the primary annuitant is treated as the death of the contract owner. In addition, when the contract owner is not an individual, however, a change in the primary annuitant is treated as the death of the contract owner. Finally, in the case of non-spousal joint contract owners, distribution will be required at the earliest death of any of the contract owners.

    If the contract owner or a joint contract owner dies on or after the maturity date, the remaining payments, if any, under the Annuity Payment Option selected will be made at least as rapidly as under the method of distribution in effect at the time of death.

    Any death benefits paid under the contract are taxable to the beneficiary at ordinary rates to the extent amounts exceed investments in the contract. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.

TRANSFER OF ANNUITY CONTRACTS
    Transfers of nonqualified contracts prior to the maturity date for less than full and adequate consideration to the contract owner at the time of such transfer, will trigger taxable income on the gain in the contract, with the transferee getting a step-up in basis for the amount included in the contract owner's income. This provision does not apply to transfers between spouses and incident to a divorce.

CONTRACTS OWNED BY NON-NATURAL PERSONS
If a non-natural person (for example, a corporation) holds the contract, the income on that contract (generally the increase in the net surrender value less the premium payments paid) is includable in income each year. The rule does not apply where the non-natural person is the nominal owner of a contract and the beneficial owner is a natural person. The rule also does not apply where the annuity contract is acquired by the estate of a decedent, where the contract is held under a qualified plan, a TSA program or an IRA, where the contract is a qualified funding asset for structured settlements, or where the contract is purchased on behalf of an employee upon termination of a qualified plan.

SECTION 1035 EXCHANGES
    Code Section 1035 provides, in general, that no gain or loss shall be recognized on the exchange of one annuity contract for another. A replacement contract obtained in a tax-free exchange of contracts generally succeeds to the status of the surrendered contract. Special rules and procedures apply to Code Section 1035 transactions. Prospective contract owners wishing to take advantage of Code
Section 1035 should consult their tax advisors.

MULTIPLE CONTRACTS
    Code Section 72(e)(12)(A)(ii) provides that for purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includable in gross income, all annuity contracts issued by the same insurer (or affiliate) to the same contract owner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract maturity date, such as a withdrawal, dividend or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.

    The U.S. Treasury Department has specific authority to issue regulations that prevent the avoidance of Code Section 72(e) through the serial purchase of annuity contracts or otherwise. In addition, there may be situations where the Treasury may conclude that it would be appropriate to aggregate two or more contracts purchased by the same contract owner. Accordingly, a contract owner should consult a competent tax advisor before purchasing more than one contract or other annuity contracts in the same year.

OWNER CONTROL

    For variable contracts, tax deferral depends on the insurance company and not you having control of the assets held in the separate accounts. You can allocate account values from one fund of the separate account to another but you cannot direct the investments each fund makes. If you have too much "investor control" of the assets supporting the separate account funds, then you will be taxed on the gain in the contract as it is earned rather than when it is withdrawn.

    In 2003, the IRS in Revenue Ruling 2003-91, issued formal guidance that indicates that if the number of underlying mutual funds available in a variable insurance product does not exceed 20, the number of underlying mutual funds alone would not cause the contract to not qualify for the desired tax treatment. The IRS has also indicated that exceeding 20 investment options may be considered a factor, along with other factors, including the number of transfer opportunities available under the contract, when determining whether the contract qualifies for the desired tax treatment. The Revenue Ruling did not indicate the actual number of underlying mutual funds that would cause the contract to not provide the desired tax treatment but stated that whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances.

    The Revenue Ruling considered certain variable annuity and variable life insurance contracts and held that the types of actual and potential control that the contract owners could exercise over the investment assets held by the insurance company under the variable contracts was not sufficient to cause the contract owners to be treated as the owners of those assets and thus to be subject to current income tax on the income and gains produced by those assets. Under this contract, like the contracts described in the Revenue Ruling, there will be no arrangement, plan, contract, or agreement between the contract owner and PHL Variable regarding the availability of a particular investment option and, other than the contract owner's right to allocate premium payments and transfer funds among the available subaccounts, all investment decisions concerning the subaccounts will be made by us or an advisor in its sole and absolute discretion.

    At this time, it cannot be determined whether additional guidance will be provided by the U.S. Treasury on this issue and what standards may be contained in such guidance. Should the U.S. Treasury issue additional rules or regulations limiting the number of underlying mutual funds, transfers between or among underlying mutual funds, exchanges of underlying mutual funds or changes in investment objectives of underlying mutual funds such that the contract would no longer qualify for tax deferred treatment under section 72 of the Internal Revenue Code, PHL Variable reserves the right to modify the contract to the extent required to maintain favorable tax treatment.

DIVERSIFICATION STANDARDS

DIVERSIFICATION REGULATIONS
To comply with the diversification regulations under Code Section 817(h) ("Diversification Regulations"), after a start-up period, each series of the funds will be required to diversify its investments. The Diversification Regulations generally require that, on the last day of each calendar quarter, the series' total assets be invested in no more than:

[diamond]  55% in any 1 investment
[diamond]  70% in any 2 investments
[diamond]  80% in any 3 investments
[diamond]  90% in any 4 investments

    A "look-through" rule applies to treat a pro rata portion of each asset of a series as an asset of the Separate Account, and each series of the funds are tested for compliance with the percentage limitations. All securities of the same issuer are treated as a single investment. Each government agency or instrumentality will be treated as a separate issuer for purposes of these limitations.

    The Treasury Department has indicated that the Diversification Regulations do not provide exclusive guidance regarding the circumstances in which contract owner control of the investments of the Separate Account will cause the contract owner to be treated as the owner of the assets of the Separate Account, thereby resulting in the loss of favorable tax treatment for the contract.

    We represent that we intend to comply with the Diversification Regulations to assure that the contracts continue to be treated as annuity contracts for federal income tax purposes.

DIVERSIFICATION REGULATIONS AND QUALIFIED PLANS
    Code Section 817(h) applies to a variable annuity contract other than a pension plan contract. The Diversification Regulations reiterate that the diversification requirements do not apply to a pension plan contract. All of the qualified plans (described below) are defined as pension plan contracts for these purposes. Notwithstanding the exception of qualified plan contracts from application of the diversification rules, all investments of the PHL Variable Qualified Plan Contracts (i.e., the funds) will be structured to comply with the diversification standards because the funds serve as the investment vehicle for nonqualified contracts as well as qualified plan contracts.

TAXATION OF ANNUITIES IN GENERAL--QUALIFIED PLANS
    The contracts may be used with several types of qualified plans. TSAs, Keoghs, IRAs, Corporate Pension and Profit-sharing Plans and State Deferred Compensation Plans will be treated, for purposes of this discussion, as qualified plans. The tax rules applicable to participants in such qualified plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made here to provide more than general information about the use of the contracts with the various types of qualified plans. PHL Variable reserves the right at any time to discontinue the availability of this contract for use with qualified plans. Participants under such qualified plans as well as contract owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such qualified plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the contract issued in connection therewith. For example, PHL Variable will accept beneficiary designations and payment instructions under the terms of the contract without regard to any spousal consent that may be required under the Retirement Equity Act (REA). Consequently, a contract owner's beneficiary designation or elected annuity payment option that does not follow the REA may not be enforceable.

    As the owner of the contract, you may elect one of the available death benefit guarantees under the contract. We are of the opinion that the death benefit guarantees available under the contract are part of the annuity contract. One or more of the death benefit guarantees available may exceed the greater of the sum of premium payments or the contract value. The contract and its amendments, benefits or endorsements (together referred to herein as the "contract") have not been reviewed by the IRS for qualification as an IRA or any other qualified plan. Moreover, the IRS has not addressed in a ruling of general applicability whether a death benefit option such as those available under the contract complies with the qualification requirements for an IRA or any other qualified plan. There is a risk that the IRS would take the position that one or more of the death benefit guarantees are not part of the annuity contract. In such a case, charges against the cash value of the annuity contract or charges withheld from a rollover for the benefits would be considered distributions subject to tax, including penalty taxes, and charges withheld from purchases for the contract would not be deductible. While we regard the death benefit guarantees available for your election under the contract as a permissible benefit under an IRA, the IRS may take a contrary position regarding tax qualification resulting in deemed distributions and penalty taxes. If the IRS were to take this position, we would take all reasonable steps to avoid this result, which would include the right to amend the contract, with appropriate notice to you. You should consult with your tax advisor before electing a death benefit option under this contract for an IRA or other qualified plan.

    Certain death benefit guarantees may be purchased under your contract. IRA's and other qualified contracts generally may not invest in life insurance contracts. If you own an IRA or other qualified contract and purchase these death benefit guarantees, the IRS may consider these benefits "incidental death benefits." The Code imposes limits on the amount of the incidental death benefits allowable for qualified contracts. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the IRA or qualified contract. Furthermore, the Code provides that the assets of an IRA (including a traditional IRA, Roth IRA, SEP IRA and SIMPLE IRA) may not be invested in life insurance, but may provide, in the case of death during the accumulation phase, for a death benefit payment equal to the greater of sum of premium payments (less withdrawals) or contract value. This contract offers death benefits, which may exceed the greater of sum of premium payments (less withdrawals) or contract value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including traditional IRA, Roth IRA, SEP IRA and SIMPLE IRA) or other qualified contract. That determination could result in the immediate taxation of amounts held in the contract and the imposition of penalty taxes. You should consult your tax advisor regarding these features and benefits prior to purchasing a contract.

    Effective January 1, 1993, Section 3405 of the Internal Revenue Code was amended to change the roll-over rules applicable to the taxable portions of distributions from qualified pension and profit-sharing plans and Section 403(b) TSA arrangements. Taxable distributions eligible to be rolled over generally will be subject to 20 percent income tax withholding. Mandatory withholding can be avoided only if the employee arranges for a direct rollover to another qualified pension or profit-sharing plan or to an IRA.

    The mandatory withholding rules apply to all taxable distributions from qualified plans or TSAs (not including IRAs), except (a) distributions required under the Code, (b) substantially equal distributions made over the life (or life expectancy) of the employee, or for a term certain of 10 years or more and
(c) the portion of distributions not includable in gross income (i.e., return of after-tax contributions).

    On July 6, 1983, the Supreme Court decided in ARIZONA GOVERNING COMMITTEE VS. NORRIS that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The contracts sold by PHL Variable in connection with certain qualified plans will utilize annuity tables that do not differentiate on the basis of sex. Such annuity tables also will be available for use in connection with certain nonqualified deferred compensation plans.

    Numerous changes have been made to the income tax rules governing qualified plans as a result of legislation enacted during the past several years, including rules with respect to: coverage, participation, maximum contributions, required distributions, penalty taxes on early or insufficient distributions and income tax withholding on distributions. The following are general descriptions of the various types of qualified plans and of the use of the contracts in connection therewith.

TAX SHELTERED ANNUITIES ("TSAs")
    Code Section 403(b) permits public school systems and certain types of charitable, educational and scientific organizations, generally specified in Code Section 501(c)(3), to purchase annuity contracts on behalf of their employees and, subject to certain limitations, allows employees of those organizations to exclude the amount of payments from gross income for federal income tax purposes. These annuity contracts are commonly referred to as TSAs.

    Code Section 403(b)(11) imposes certain restrictions on a contract owner's ability to make withdrawals from, or surrenders of, Code Section 403(b) Contracts, if the cash withdrawn is attributable to payments made under a salary reduction agreement. Specifically, Code Section 403(b)(11) allows a contract owner to make a surrender or withdrawal only (a) when the employee attains age 59 1/2, separates from service, dies or becomes disabled (as defined in the Code), or (b) in the case of hardship. In the case of hardship, the distribution amount cannot include any income earned under the contract.

    Code Section 403(b)(11), applies only with respect to distributions from Code Section 403(b) Contracts which are attributable to assets other than assets held as of the close of the last year beginning before January 1, 1989. Thus, the distribution restrictions do not apply to assets held as of December 31, 1988.

    In addition, in order for certain types of contributions under a Code
Section 403(b) Contract to be excluded from taxable income, the employer must comply with certain nondiscrimination requirements. Contract owners should consult their employers to determine whether the employer has complied with these rules. Contract owner loans are not allowed under the contracts.

    Loans may be made available under Internal Revenue Code Section 403(b) tax-sheltered annuity programs. A loan from a participant's contract value may be requested only if we make loans available with the contract and if the employer permits loans under their tax-sheltered annuity program. If we are directed by the participant, the loan may be taken from specific subaccounts. Otherwise, the loan is taken proportionally from all subaccounts. The loan must be at least $1,000 and the maximum loan amount is the greater of: (a) 90% of the first $10,000 of contract value minus any contingent deferred sales charge; and
(b) 50% of the contract value minus any contingent deferred sales charge. The maximum loan amount is $50,000. If loans are outstanding from any other tax-qualified plan, then the maximum loan amount of the contract may be reduced from the amount stated above in order to comply with the maximum loan amount requirements under Section 72(p) of the Code. Amounts borrowed from the GIA are subject to the same limitations as applies to transfers from the GIA; thus no more than the greatest of $1000 and 25% of the contract value in the GIA may be borrowed at any one time. Amounts borrowed from the Market Value Adjustment ("MVA") account are subject to the same market value adjustment as applies to transfers from the MVA.

    Loan repayments will first pay any accrued loan interest. The balance will be applied to reduce the outstanding loan balance and will also reduce the amount of the Loan Security Account by the same amount that the outstanding loan balance is reduced. The Loan Security Account is part of the general account and is the sole security for Tax-sheltered Annuity loans (as described in IRC
Section 403(b)) loans. It is increased with all loan amounts taken and reduced by all repayments of loan principal. The balance of loan repayments, after payment of accrued loan interest, will be credited to the subaccounts of the Separate Account or the GIA in accordance with the participant's most recent premium payments allocation on file with us, except that no amount will be transferred to the MVA.

    If we do not receive a loan repayment before 90 days after the payment was due, then the entire loan balance plus accrued interest will be in default. In the case of default, the outstanding loan balance plus accrued interest will be deemed a distribution for income tax purposes, and will be reported as such to the extent required by law. At the time of such deemed distribution, interest will continue to accrue until such time as an actual distribution occurs under the contract.

KEOGH PLANS
    The Self-Employed Individual Tax Retirement Act of 1962, as amended permits self-employed individuals to establish "Keoghs" or qualified plans for themselves and their employees. The tax consequences to participants under such a plan depend upon the terms of the plan. In addition, such plans are limited by law with respect to the maximum permissible contributions, distribution dates, nonforfeitability of interests, and tax rates applicable to distributions. In order to establish such a plan, a plan document must be adopted and implemented by the employer, as well as approved by the IRS.

INDIVIDUAL RETIREMENT ANNUITIES
    Code Sections 408 and 408A permit eligible individuals to contribute to an individual retirement program known as an "IRA." These IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and on the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed on a tax-deferred basis into an IRA. Effective January 1, 1997, employers may establish a new type of IRA called SIMPLE (Savings Incentive Match Plan for Employees). Special rules apply to participants' contributions to and withdrawals from SIMPLE IRAs. Also effective January 1, 1997, salary reduction IRAs (SARSEP) no longer may be established. Effective January 1, 1998, individuals may establish Roth IRAs. Special rules also apply to contributions to and withdrawals from Roth IRAs. Participant loans are not allowed under IRA contracts.

CORPORATE PENSION AND PROFIT-SHARING PLANS
    Code Section 401(a) permits corporate employers to establish various types of retirement plans for employees.

    These retirement plans may permit the purchase of the contracts to provide benefits under the Plan. Contributions to the Plan for the benefit of employees will not be includable in the gross income of the employee until distributed from the Plan. The tax consequences to participants may vary depending upon the particular Plan design. However, the Code places limitations and restrictions on all Plans, including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with Corporate Pension or Profit-sharing Plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

DEFERRED COMPENSATION PLANS WITH RESPECT TO SERVICE FOR STATE AND LOCAL GOVERNMENTS AND TAX EXEMPT ORGANIZATIONS
    Code Section 457 provides for certain deferred compensation plans with respect to service for state and local governments and certain other entities. The contracts may be used in connection with these plans; however, under these plans if issued to tax exempt organizations, the contract owner is the plan sponsor, and the individual participants in the plans are the annuitants. Under such contracts, the rights of individual plan participants are governed solely by their agreements with the plan sponsor and not by the terms of the contracts. Effective in 1997 for new state and local government plans, such plans must be funded through a tax-exempt annuity contract held for the exclusive benefit of plan participants.

PENALTY TAX ON CERTAIN SURRENDERS AND WITHDRAWALS FROM QUALIFIED PLANS
    In the case of a withdrawal under a qualified plan, a ratable portion of the amount received is taxable, generally based on the ratio of the individual's cost basis to the individual's total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a qualified plan. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 401 (Keogh and Corporate Pension and Profit-sharing Plans), Tax-Sheltered Annuities and Individual Retirement Annuities other than Roth IRAs. The penalty is increased to 25% instead of 10% for SIMPLE IRAs if distribution occurs within the first two years of the contract owner's participation in the SIMPLE IRA. To the extent amounts are not includable in gross income because they have been properly rolled over to an IRA or to another eligible qualified plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the contract owner or annuitant (as applicable) reaches age 59 1/2; (b) distributions following the death or disability of the contract owner or annuitant (as applicable) (for this purpose disability is as defined in Section 72(m)(7) of the Code); (c) after separation from service, distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the contract owner or annuitant (as applicable) or the joint lives (or joint life expectancies) of such contract owner or annuitant (as applicable) and his or her designated beneficiary; (d) distributions to a contract owner or annuitant (as applicable) who has separated from service after he has attained age 55; (e) distributions made to the contract owner or annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the contract owner or annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) distributions made to an alternate payee pursuant to a qualified domestic relations order; (g) distributions from an IRA for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the contract owner and his or her spouse and dependents if the contract owner has received unemployment compensation for at least 12 weeks. This exception will no longer apply after the contract owner has been reemployed for at least 60 days;
(h) distributions from IRAs for first-time home purchase expenses (maximum $10,000) or certain qualified educational expenses of the contract owner, spouse, children or grandchildren of the contract owner; and (i) distributions from retirement plans to individuals called to active military. The exceptions stated in items (d) and (f) above do not apply in the case of an IRA. The exception stated in item (c) applies to an IRA without the requirement that there be a separation from service.

    Generally, distributions from a qualified plan must commence no later than April 1 of the calendar year following the later of: (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to a regular or SIMPLE IRA and the required distribution rules do not apply to Roth IRAs. Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed.

SEEK TAX ADVICE
    The above description of federal income tax consequences of the different types of qualified plans which may be funded by the contracts offered by this prospectus is only a brief summary meant to alert you to the issues and is not intended as tax advice. The rules governing the provisions of qualified plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective contract owner considering adoption of a qualified plan and purchase of a contract in connection therewith should first consult a qualified tax advisor, with regard to the suitability of the contract as an investment vehicle for the qualified plan.


SALES OF VARIABLE ACCUMULATION CONTRACTS
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     PHL Variable has designated Phoenix Equity Planning Corporation ("PEPCO") to serve as the principal underwriter and distributor of the securities offered through this Prospectus, pursuant to the terms of a distribution agreement]. PEPCO, which is an affiliate of the PHL Variable, also acts as the principal underwriter and distributor of other variable annuity contracts and variable life insurance policies issued by the PHL Variable and its affiliated companies. PHL Variable reimburses PEPCO for expenses PEPCO incurs in distributing the Contracts (e.g. commissions payable to retail broker-dealers who sell the Contracts). PEPCO does not retain any fees under the Contracts; however, PEPCO may receive 12b-1 fees from the underlying funds.

     PEPCO's principal executive offices are located at 56 Prospect Street, Hartford, Connecticut 06103-2836. PEPCO is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

     PEPCO and PHL Variable enter into selling agreements with broker-dealers who are registered with the SEC and are members of the NASD, and with entities that may offer the Contracts but are exempt from registration. Applications for the Contract are solicited by registered representatives who are associated persons of such broker-dealer firms. Such representatives act as appointed agents of PHL Variable under applicable state insurance law and must be licensed to sell variable insurance products. PHL Variable intends to offer the Contract in all jurisdictions where it is licensed to do business and where the Contract is approved. The Contracts are offered on a continuous basis.

COMPENSATION
     Broker-dealers who have selling agreements with PEPCO and PHL Variable are paid compensation for the promotion and sale of the Contracts. Registered representatives who solicit sales of the Contract typically receive a portion of the compensation payable to the broker-dealer firm, depending on the agreement between the firm and the registered representative. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor or disfavor one product provider over another product provider due to differing compensation rates.

   We generally pay compensation as a percentage of purchase payments invested in the Contract. Alternatively, we may pay lower compensation on purchase payments but pay periodic asset-based compensation in all or some years based on all or a portion of the Contract Value. The amount and timing of compensation may vary depending on the selling agreement and the payment option selected by the broker-dealer and/or the registered representative but is not expected to exceed 8.0% of purchase payments (if up-front compensation is paid to registered representatives). Broker-dealer firms may receive up to 8% of purchase payments (if up-front compensation is elected) and up to 2.5% annually of Contract Value (if asset based compensation is paid). In addition, Equity Services Incorporated, an affiliate of National Life of Vermont, is paid an additional 0.15% on assets on an annual basis in arrears, beginning in 2007.

    To the extent permitted by NASD rules, overrides and promotional incentives or cash and non-cash payments also may be provided to such broker-dealers based on sales volumes, the assumption of wholesaling functions, or other sales-related criteria. Additional payments may be made for other services not directly related to the sale of the contract, including the recruitment and training of personnel, production of promotional literature and similar services.

      We have unique arrangements for compensation with select broker-dealer firms based on the firm's aggregate or anticipated sales of contracts or other factors. We enter into such arrangements at our discretion and we may negotiate customized arrangements with firms based on various criteria. As such, special compensation arrangements are not offered to all broker-dealer firms. Compensation payments made under such arrangements will not result in any additional charge to you.

     This Contract does not assess a front-end sales charge, so you do not directly pay for sales and distribution expenses. Instead, you indirectly pay for sales and distribution expenses through the overall charges and fees assessed under the Contract. For example, any profits PHL Variable may realize through assessing the mortality and expense risk charge under your Contract may be used to pay for sales and distribution expenses. PHL Variable may also pay for sales and distribution expenses out of any payments PHL Variable or PEPCO may receive from the underlying funds for providing administrative, marketing and other support and services to the underlying funds. If your Contract assesses a contingent deferred sales charge, proceeds from this charge may be used to reimburse PHL Variable for sales and distribution expenses. No additional sales compensation is paid if you select any optional benefits under your Contract.

     PHL Variable and PEPCO have also entered into so-called preferred distribution arrangements with certain broker-dealer firms. These arrangements have sometimes called "shelf space" arrangements. Under these arrangements, PHL Variable and PEPCO pay separate, additional compensation to the broker-dealer firm for services the broker-dealer provides in connection with the distribution of the PHL Variable's products. These services may include providing PHL Variable with access to the distribution network of the broker-dealer, the hiring and training of the broker-dealer's sales personnel, the sponsoring of conferences and seminars by the broker-dealer, or general marketing services performed by the broker-dealer. The broker-dealer may also provide other services or incur other costs in connection with distributing PHL Variable's products.

    Any such compensation payable to a broker-dealer firm will be made by PEPCO or PHL Variable out of their own assets and will not result in any additional direct charge to you. Such compensation may cause the broker-dealer firm and its registered representatives to favor PHL Variable's products. PHL Variable and PEPCO have entered into a preferred distribution arrangement with Sigma Financial Corporation, State Farm VP Management Corporation ("State Farm"), Linsco/Private Ledger Corporation ("LPL"), PFIC Corporation, First Global ("FG Markets, Inc."), IFMG Securities, Inc., Janney Montgomery Scott, LLC, CUSO Financial Services, and Equity Services, Incorporated, an affiliate of National Life of Vermont. We may periodically establish compensation specials whereby we pay a higher amount for sales of a contract during a specified period. While a compensation special is in effect, registered representatives may be inclined to favor a product that pays a higher compensation over another product where a compensation special is not in effect. Also, State Farm distributes PHL Variable products as its exclusive unaffiliated variable annuity to its customers.


SERVICING AGENT
--------------------------------------------------------------------------------


    The Phoenix Edge Series Fund reimburses Phoenix Life Insurance Company for various shareholder services provided by the Annuity Operations Division, PO Box 8027, Boston, MA 02266-8027.The functions performed include investor inquiry support, shareholder trading, confirmation of investment activity, quarterly statement processing and Web/Interactive Voice Response trading. The rate of reimbursement for 2007 is 0.066% of the fund's average daily net assets. The total administrative service fees paid by the fund for the last three fiscal years follows:


-----------------------------------------------------------------------------
         YEAR ENDED DECEMBER 31,                       FEE PAID
-----------------------------------------------------------------------------
                  2004                               $2.2 million
-----------------------------------------------------------------------------
                  2005                               $1.9 million
-----------------------------------------------------------------------------
                  2006                               $1.5 million
-----------------------------------------------------------------------------


STATE REGULATION
--------------------------------------------------------------------------------
    We are subject to the provisions of the Connecticut insurance laws applicable to life insurance companies and to regulation and supervision by the Connecticut Superintendent of Insurance. We are also subject to the applicable insurance laws of all the other states and jurisdictions in which we do an insurance business.

    State regulation of PHL Variable includes certain limitations on the investments that may be made for its General Account and separate accounts, including the Separate Account. It does not include, however, any supervision over the investment policies of the Separate Account.


REPORTS
--------------------------------------------------------------------------------
    Reports showing the Contract Value will be furnished to you at least annually.


VOTING RIGHTS
--------------------------------------------------------------------------------
    As stated above, all of the assets held in an available subaccount will be invested in shares of a corresponding series of the funds. We are the legal owner of those shares and as such have the right to vote to elect the Board of Trustees of the funds, to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matter that may be voted upon at a shareholders' meeting. However, we intend to vote the shares of the funds at regular and special meetings of the shareholders of the funds in accordance with instructions received from owners of the contracts.

    We currently intend to vote fund shares attributable to any of our assets and fund shares held in each subaccount for which no timely instructions from owners are received in the same proportion as those shares in that subaccount for which instructions are received. In the future, to the extent applicable federal securities laws or regulations permit us to vote some or all shares of the fund in its own right, it may elect to do so.

    Matters on which owners may give voting instructions may include the following: (1) election of the Board of Trustees of a fund; (2) ratification of the independent accountant for a fund; (3) approval or amendment of the investment advisory agreement for the series of the fund corresponding to the owner's selected subaccount(s); (4) any change in the fundamental investment policies or restrictions of each such series; and (5) any other matter requiring a vote of the shareholders of a fund. With respect to amendment of any investment advisory agreement or any change in a series' fundamental investment policy, owners participating in such series will vote separately on the matter.

    The number of votes that you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized. The number of votes for which you may give us instructions will be determined as of the record date for fund shareholders chosen by the Board of Trustees of a fund. We will furnish you with the proper forms and proxies to enable you to give your instructions.


TEXAS OPTIONAL RETIREMENT PROGRAM
--------------------------------------------------------------------------------
    Participants in the Texas Optional Retirement Program may not receive the proceeds of a withdrawal from, or complete surrender of, a contract, or apply them to provide annuity payment options prior to retirement except in the case of termination of employment in the Texas public institutions of higher education, death or total disability. Such proceeds, however, may be used to fund another eligible retirement vehicle.


THE PHOENIX COMPANIES, INC. -
LEGAL PROCEEDINGS ABOUT COMPANY SUBSIDIARIES
--------------------------------------------------------------------------------
    We are regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming us as a defendant ordinarily involves our activities as an insurer, investor, investment advisor, or taxpayer. It is not feasible to predict or determine the ultimate outcome of all legal or arbitration proceedings or to provide reasonable ranges of potential losses. We believe that the outcomes of our litigation and arbitration matters are not likely, either individually or in the aggregate, to have a material adverse effect on our consolidated financial condition. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation and arbitration, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on our results of operations or cash flows in particular quarterly or annual periods.

    State regulatory bodies, the Securities and Exchange Commission, or SEC, the National Association of Securities Dealers, Inc., or NASD, and other regulatory bodies regularly make inquiries of us and, from time to time, conduct examinations or investigations concerning our compliance with, among other things, insurance laws and securities laws. We endeavor to respond to such inquiries in an appropriate way and to take corrective action if warranted.

    For example, during 2003 and 2004, the SEC conducted examinations of certain variable products and certain affiliated investment advisers and mutual funds. In 2004, the NASD also commenced examinations of two affiliated broker-dealers; the examinations were closed in April 2005 and November 2004, respectively. In February 2005, the NASD notified PNX that it was asserting violations of trade reporting rules by a subsidiary. PNX responded to the NASD allegations in May 2005. Thereafter, in January 2007, the NASD notified PNX that the matter is being referred for potential violations and possible action.

    In addition, federal and state regulatory authorities from time to time make inquiries and conduct examinations regarding compliance by the company and its subsidiaries with securities and other laws and regulations affecting their registered products. We endeavor to respond to such inquiries in an appropriate way and to take corrective action if warranted. There has been a significant increase in federal and state regulatory activity relating to financial services companies, with a number of recent regulatory inquiries focusing on late-trading, market timing and valuation issues. Our products entitle us to impose restrictions on transfers between separate account sub-accounts associated with our variable products.

    In 2004 and 2005, the Boston District Office of the SEC conducted a compliance examination of certain of PNX's affiliates that are registered under the Investment Company Act of 1940 or the Investment Advisers Act of 1940. Following the examination, the staff of the Boston District Office issued a deficiency letter primarily focused on perceived weaknesses in procedures for monitoring trading to prevent market timing activity. The staff requested PNX to conduct an analysis as to whether shareholders, policyholders and contract holders who invested in the funds that may have been affected by undetected market timing activity had suffered harm and to advise the staff whether PNX believes reimbursement is necessary or appropriate under the circumstances. A third party was retained to assist PNX in preparing the analysis. Based on this analysis, PNX advised the SEC that it does not believe that reimbursement is appropriate.

    Over the past several years, a number of companies have announced settlements of enforcement actions with various regulatory agencies, primarily the SEC and the New York Attorney General's Office. While no such action has been initiated against us, it is possible that one or more regulatory agencies may pursue this type of action against us in the future.

    Financial services companies have also been the subject of broad industry inquiries by state regulators and attorneys general which do not appear to be company-specific. In this regard, in 2004, PNX received a subpoena from the Connecticut Attorney General's office requesting information regarding certain distribution practices since 1998. Over 40 companies received such a subpoena. PNX cooperated fully and has had no further inquiry since filing its response.

    In May 2005, The Phoenix Companies received a subpoena from the Connecticut Attorney General's office and an inquiry from the Connecticut Insurance Department requesting information regarding finite reinsurance. The Phoenix Companies cooperated fully and have had no further inquiry since responding.

    These types of regulatory actions may be difficult to assess or quantify, may seek recovery of indeterminate amounts, including punitive and treble damages, and the nature and magnitude of their outcomes may remain unknown for substantial periods of time. While it is not feasible to predict or determine the ultimate outcome of all pending inquiries, investigations, legal proceedings and other regulatory actions, or to provide reasonable ranges of potential losses, we believe that their outcomes are not likely, either individually or in the aggregate, to have a material adverse effect on our consolidated financial condition. However, given the large or indeterminate amounts sought in certain of these actions and the inherent unpredictability of regulatory matters, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on our results of operation or cash flows in particular quarterly or annual periods.


SAI TABLE OF CONTENTS
--------------------------------------------------------------------------------
    The SAI contains more specific information and financial statements relating to the Separate Account and PHL Variable Insurance Company. The Table of Contents of the SAI is set forth below:

[diamond]  PHL Variable Insurance Company
[diamond]  Underwriter
[diamond]  Services
[diamond]  Performance History
[diamond]  Calculation of Yield and Return
[diamond]  Calculation of Annuity Payments
[diamond]  Experts
[diamond]  Separate Account Financial Statements
[diamond]  Company Financial Statements

    Contract owner inquiries and requests for an SAI should be directed, in writing, to our Annuity Operations Division, or by calling us at 800/541-0171.

APPENDIX A - INVESTMENT OPTIONS

------------------------------------------------------------------------------------------------------------------------------------

                 FUND NAME                              INVESTMENT OBJECTIVE                   INVESTMENT ADVISOR / SUBADVISOR
-------------------------------------------- -------------------------------------------- ------------------------------------------
AIM V.I. Capital Appreciation Fund           Growth of capital                            AIM Advisors, Inc.
-------------------------------------------- -------------------------------------------- ------------------------------------------
AIM V.I. Core Equity Fund (1, 3)             Growth of capital                            AIM Advisors, Inc.
-------------------------------------------- -------------------------------------------- ------------------------------------------
AIM V.I. Mid Cap Core Equity Fund (1, 3)     Long-term growth of capital                  AIM Advisors, Inc.
-------------------------------------------- -------------------------------------------- ------------------------------------------
Alger American Leveraged AllCap              Long-term capital appreciation               Fred Alger Management, Inc.
Portfolio (1, 3)
-------------------------------------------- -------------------------------------------- ------------------------------------------
                                             Match the performance of the Standard &
                                             Poor's 500 Composite Stock Price Index
DWS Equity 500 Index VIP                     which emphasizes stocks of large U.S.        Deutsche Asset Management, Inc.
                                             companies
-------------------------------------------- -------------------------------------------- ------------------------------------------
                                             Current income by investing primarily in a
Federated Fund for U.S. Government           diversified portfolio or U.S. government     Federated Investment Management Company
Securities II                                securities
-------------------------------------------- -------------------------------------------- ------------------------------------------
                                             High current income by investing primarily
Federated High Income Bond Fund II           in a professionally managed, diversified     Federated Investment Management Company
                                             portfolio of fixed income securities
-------------------------------------------- -------------------------------------------- ------------------------------------------
Fidelity VIP Contrafund(R) Portfolio         Long-term capital appreciation               Fidelity Management and Research Company
-------------------------------------------- -------------------------------------------- ------------------------------------------
Fidelity VIP Growth Opportunities            Capital growth                               Fidelity Management and Research Company
Portfolio
-------------------------------------------- -------------------------------------------- ------------------------------------------
Fidelity VIP Growth Portfolio                Capital appreciation                         Fidelity Management and Research Company
-------------------------------------------- -------------------------------------------- ------------------------------------------
                                                                                          Fidelity Management and Research Company
Fidelity VIP Investment Grade Bond           As high a level of current income as is        Subadvisor: Fidelity Investments Money
Portfolio                                    consistent with the preservation of capital                Management, Inc.
-------------------------------------------- -------------------------------------------- ------------------------------------------
Franklin Income Securities Fund              Maximize income while maintaining            Franklin Advisers, Inc.
                                             prospects for capital appreciation
-------------------------------------------- -------------------------------------------- ------------------------------------------
Lazard Retirement Small-Cap                  Long-term capital appreciation               Lazard Asset Management LLC
Portfolio (1, 3)
-------------------------------------------- -------------------------------------------- ------------------------------------------
                                             High current income and the opportunity
Lord Abbett Bond-Debenture Portfolio         for capital appreciation to produce a high   Lord, Abbett & Co. LLC
                                             total return
-------------------------------------------- -------------------------------------------- ------------------------------------------
                                             Long-term growth of capital and income
Lord Abbett Growth and Income Portfolio      without excessive fluctuations in market     Lord, Abbett & Co. LLC
                                             value
-------------------------------------------- -------------------------------------------- ------------------------------------------
                                             Capital appreciation through investments,
                                             primarily in equity securities which are
Lord Abbett Mid-Cap Value Portfolio          believed to be undervalued in the            Lord, Abbett & Co. LLC
                                             marketplace
-------------------------------------------- -------------------------------------------- ------------------------------------------
Mutual Shares Securities Fund                Capital appreciation with income as a        Franklin Mutual Advisers, LLC
                                             secondary goal
-------------------------------------------- -------------------------------------------- ------------------------------------------
Neuberger Berman AMT Fasciano Portfolio      Long term capital growth                     Neuberger Berman Management Inc.
                                                                                            Subadvisor: Neuberger Berman, LLC
-------------------------------------------- -------------------------------------------- ------------------------------------------
Neuberger Berman AMT Guardian Portfolio      Long term growth of capital; current         Neuberger Berman Management Inc.
                                             income is a secondary goal                     Subadvisor: Neuberger Berman, LLC
-------------------------------------------- -------------------------------------------- ------------------------------------------
                                             Capital appreciation by investing in
Oppenheimer Capital Appreciation Fund/VA     securities of well-known, established        OppenheimerFunds, Inc.
                                             companies
-------------------------------------------- -------------------------------------------- ------------------------------------------
                                             Long-term capital appreciation by
                                             investing in securities of foreign
Oppenheimer Global Securities Fund/VA        insurers, "growth-type" companies,           OppenheimerFunds, Inc.
                                             cyclical industries and special situations
-------------------------------------------- -------------------------------------------- ------------------------------------------
Oppenheimer Main Street Small Cap Fund/VA    Capital appreciation                         OppenheimerFunds, Inc.
-------------------------------------------- -------------------------------------------- ------------------------------------------
                                             Intermediate and long-term growth of
Phoenix Capital Growth Series                capital appreciation with income as a        Phoenix Investment Counsel, Inc.
                                             secondary consideration                        Subadvisor: Harris Investment Management
-------------------------------------------- -------------------------------------------- ------------------------------------------
Phoenix Growth and Income Series             Dividend growth, current income and          Phoenix Investment Counsel, Inc.
                                             capital appreciation
-------------------------------------------- -------------------------------------------- ------------------------------------------
                                                                                          Phoenix Variable Advisors, Inc.
Phoenix Mid-Cap Growth Series                Capital appreciation                           Subadvisor: Bennett Lawrence Management
                                                                                                        LLC
-------------------------------------------- -------------------------------------------- ------------------------------------------
Phoenix Money Market Series                  As high a level of current income as is      Phoenix Investment Counsel, Inc.
                                             consistent with the preservation of
                                             capital and maintenance of liquidity
-------------------------------------------- -------------------------------------------- ------------------------------------------
Phoenix Multi-Sector Fixed Income Series     Long-term total return                       Phoenix Investment Counsel, Inc.
-------------------------------------------- -------------------------------------------- ------------------------------------------
                                             High current income while attempting to
                                             limit changes in the series' net asset
Phoenix Multi-Sector Short Term Bond Series  value per share caused by interest rate      Phoenix Investment Counsel, Inc.
                                             changes
-------------------------------------------- -------------------------------------------- ------------------------------------------
Phoenix Strategic Allocation Series          High total return consistent with prudent    Phoenix Investment Counsel, Inc.
                                             investment risk
-------------------------------------------- -------------------------------------------- ------------------------------------------
Phoenix-Aberdeen International Series        High total return consistent with            Phoenix Investment Counsel, Inc.
                                             reasonable risk                                Subadvisor: Aberdeen Asset Management
                                                                                                        Inc.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                 FUND NAME                              INVESTMENT OBJECTIVE                   INVESTMENT ADVISOR / SUBADVISOR
-------------------------------------------- -------------------------------------------- ------------------------------------------
Phoenix-Alger Small-Cap Growth Series        Long-term capital growth                     Phoenix Variable Advisors, Inc.
                                                                                            Subadvisor: Fred Alger Management, Inc.
-------------------------------------------- -------------------------------------------- ------------------------------------------
Phoenix-Duff & Phelps Real Estate            Capital appreciation and income with         Duff & Phelps Investment Management Co.
Securities Series                            approximately equal emphasis
-------------------------------------------- -------------------------------------------- ------------------------------------------
                                                                                          Phoenix Variable Advisors, Inc.
Phoenix-S&P Dynamic Asset Allocation                                                        Subadvisor: Standard & Poor's
Series: Aggressive Growth                    Long-term capital growth                                   Investment Advisory
                                                                                                        Services, LLC
-------------------------------------------- -------------------------------------------- ------------------------------------------
                                                                                          Phoenix Variable Advisors, Inc.
Phoenix-S&P Dynamic Asset Allocation         Long-term capital growth with current          Subadvisor: Standard & Poor's
Series: Growth                               income as a secondary consideration                        Investment Advisory
                                                                                                        Services, LLC
-------------------------------------------- -------------------------------------------- ------------------------------------------
                                                                                          Phoenix Variable Advisors, Inc.
Phoenix-S&P Dynamic Asset Allocation         Current income with capital growth as a        Subadvisor: Standard & Poor's
Series: Moderate                             secondary consideration                                    Investment Advisory
                                                                                                        Services, LLC
-------------------------------------------- -------------------------------------------- ------------------------------------------
                                                                                          Phoenix Variable Advisors, Inc.
Phoenix-S&P Dynamic Asset Allocation         Long-term capital growth and current           Subadvisor: Standard & Poor's
Series: Moderate Growth                      income with a greater emphasis on capital                  Investment Advisory
                                             growth                                                     Services, LLC
-------------------------------------------- -------------------------------------------- ------------------------------------------
                                             Long-term capital appreciation with
Phoenix-Sanford Bernstein Mid-Cap Value      current income as a secondary investment     Phoenix Variable Advisors, Inc.
Series                                       objective                                      Subadvisor: AllianceBernstein L.P.
-------------------------------------------- -------------------------------------------- ------------------------------------------
                                             Long-term capital appreciation by
                                             investing primarily in
Phoenix-Sanford Bernstein Small-Cap Value    small-capitalization stocks that             Phoenix Variable Advisors, Inc.
Series                                       appear to be undervalued with current          Subadvisor: AllianceBernstein L.P.
                                             income as a secondary investment
                                             objective
-------------------------------------------- -------------------------------------------- ------------------------------------------
                                                                                          Phoenix Variable Advisors, Inc.
Phoenix-Van Kampen Comstock Series           Long-term capital appreciation with            Subadvisor: Morgan Stanley Investment
                                             current income as a secondary consideration                Management Inc.
-------------------------------------------- -------------------------------------------- ------------------------------------------
Phoenix-Van Kampen Equity 500 Index Series   High total return                            Phoenix Variable Advisors, Inc.
                                                                                            Subadvisor: Morgan Stanley Investment
                                                                                                        Management Inc.
-------------------------------------------- -------------------------------------------- ------------------------------------------
PIMCO VIT CommodityRealReturn(TM) Strategy   Maximum real return consistent with          Pacific Investment Management Company LLC
Portfolio                                    prudent investment management
-------------------------------------------- -------------------------------------------- ------------------------------------------
                                             Maximum real return, consistent
PIMCO VIT Real Return Portfolio              preservation of real capital and prudent     Pacific Investment Management Company LLC
                                             investment management
-------------------------------------------- -------------------------------------------- ------------------------------------------
                                             Maximum total return, consistent with
PIMCO VIT Total Return Portfolio             preservation of capital and prudent          Pacific Investment Management Company LLC
                                             investment management
-------------------------------------------- -------------------------------------------- ------------------------------------------
                                             Investment results that either match or
Rydex Variable Trust Inverse Government      correlate to the performance of a specific   Rydex Global Advisors
Long Bond Fund (1, 3)                        benchmark
-------------------------------------------- -------------------------------------------- ------------------------------------------
                                             Investment results that either match or
Rydex Variable Trust Nova Fund (1, 3)        correlate to the performance of a specific   Rydex Global Advisors
                                             benchmark
-------------------------------------------- -------------------------------------------- ------------------------------------------
Rydex Variable Trust Sector Rotation Fund    Long-term capital appreciation               Rydex Global Advisors
Fund (1, 3)
-------------------------------------------- -------------------------------------------- ------------------------------------------
Templeton Developing Markets Securities      Long-term capital appreciation               Templeton Asset Management Ltd.
Fund
-------------------------------------------- -------------------------------------------- ------------------------------------------
Templeton Foreign Securities Fund            Long-term capital growth                     Templeton Investment Counsel, LLC
-------------------------------------------- -------------------------------------------- ------------------------------------------
Templeton Global Asset Allocation            High total return                            Templeton Investment Counsel, LLC
Fund (2, 3)
-------------------------------------------- -------------------------------------------- ------------------------------------------
Templeton Growth Securities Fund             Long-term capital growth                     Templeton Global Advisors Limited
-------------------------------------------- -------------------------------------------- ------------------------------------------
Van Kampen UIF Equity and Income Portfolio   Capital appreciation and current
                                             income                                       Morgan Stanley Investment Management Inc.
-------------------------------------------- -------------------------------------------- ------------------------------------------
Wanger International Select                  Long-term growth of capital                  Columbia Wanger Asset Management, L.P.
-------------------------------------------- -------------------------------------------- ------------------------------------------
Wanger International Small Cap               Long-term growth of capital                  Columbia Wanger Asset Management, L.P.
-------------------------------------------- -------------------------------------------- ------------------------------------------
Wanger Select                                Long-term growth of capital                  Columbia Wanger Asset Management, L.P.
-------------------------------------------- -------------------------------------------- ------------------------------------------
Wanger U.S. Smaller Companies                Long-term growth of capital                  Columbia Wanger Asset Management, L.P.
-------------------------------------------- -------------------------------------------- ------------------------------------------

(1) This fund is closed to new investment on May 1, 2006.

(2) This fund is closed to new investment on October 29, 2001.

(3) Contract/policy owners who had value allocated to a fund before its applicable closure date, the following restrictions apply: (1) only regular premium payments are allowed into the fund; (2) no transfers from other funds are allowed into the fund; (3) existing allocation percentages may only be reduced and the fund may not be added to an allocation schedule; (4) existing DCA percentages may only be reduced and the fund may not be added to a DCA allocation schedule; and (5) existing rebalancing percentages may only be reduced and the fund may not be added to the rebalancing allocation schedule.

APPENDIX B - DEDUCTIONS FOR TAXES - QUALIFIED AND NONQUALIFIED ANNUITY CONTRACTS
------------------------------------------------------------------------------------------------------------------------------------

                                                               UPON              UPON
STATE                                                     PREMIUM PAYMENT    ANNUITIZATION        NONQUALIFIED       QUALIFIED
-----                                                     ---------------    -------------        ------------       ---------
California ..........................................                             X                   2.35%             0.50%

Maine................................................           X                                     2.00(1)

Nevada...............................................                             X                   3.50

South Dakota.........................................           X                                     1.25(2)

West Virginia........................................                             X                   1.00              1.00

Wyoming..............................................                             X                   1.00

Commonwealth of Puerto Rico..........................                             X                   3.00(3)           3.00

NOTE: The above tax deduction rates are as of January 1, 2007. No tax deductions are made for states not listed above. However, tax statutes are subject to amendment by legislative act and to judicial and administrative interpretation, which may affect both the above lists of states and the applicable tax rates. Consequently, we reserve the right to deduct tax when necessary to reflect changes in state tax laws or interpretation.

     For a more detailed explanation of the assessment of taxes, see "Deductions and Charges--Tax."

-------------------
(1) Maine changed its tax laws affecting annuities in 2003 retroactive to January 1, 1999. Under the revised statute, annuity premium payments are taxed upon premium payment for payments received on or after January 1, 1999.

(2) South Dakota law exempts premiums received on qualified contracts from premium tax. Additionally, South Dakota law provides a lower rate of 0.8% that applies to premium payments received in excess of $500,000 in a single calendar year.

(3) The tax rate in Puerto Rico was interpreted by tax authorities to increase from 1% to 3% effective January 1, 2005. The rate increase is scheduled to expire June 30, 2007 so that the rate will return to 1%, effective July 1, 2007.

APPENDIX C - FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
     The following table gives the historical unit values for a single share of each of the available subaccounts. More information can be obtained in the SAI. You may obtain a copy of the SAI free of charge by calling us at 800/541-0171 or by writing to:

                  PHL Variable Insurance Company
                  Annuity Operations Division
                  PO Box 8027
                  Boston, MA 02266-8027


DEATH BENEFIT OPTION 1 CONTRACTS

                                                                  SUBACCOUNT           SUBACCOUNT                 UNITS
                                                                  UNIT VALUE           UNIT VALUE             OUTSTANDING AT
                                                                  BEGINNING                END                END OF PERIOD
                           SUBACCOUNT                             OF PERIOD             OF PERIOD              (THOUSANDS)
----------------------------------------------------------- --------------------- ---------------------- -------------------------
AIM V.I. CAPITAL APPRECIATION FUND - CLASS I
=========================================================== ===================== ====================== =========================
From 8/2/05* to 12/31/05                                           $1.057                $1.102                    125
From 1/1/06 to 12/31/06                                            $1.102                $1.156                    563

AIM V.I. CORE EQUITY FUND - CLASS I
=========================================================== ===================== ====================== =========================
From 4/21/06* to 12/31/06                                          $1.000                $1.087                     11

DWS EQUITY 500 INDEX FUND VIP - CLASS A
=========================================================== ===================== ====================== =========================
From 8/2/05* to 12/31/05                                           $1.038                $1.044                    247
From 1/1/06 to 12/31/06                                            $1.044                $1.191                    963

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II
=========================================================== ===================== ====================== =========================
From 8/2/05* to 12/31/05                                           $0.994                $0.997                    531
From 1/1/06 to 12/31/06                                            $0.997                $1.026                   2,362

FEDERATED HIGH INCOME BOND FUND II - PRIMARY SHARES
=========================================================== ===================== ====================== =========================
From 10/24/05* to 12/31/05                                         $1.014                $1.028                     76
From 1/1/06 to 12/31/06                                            $1.028                $1.124                    135

FIDELITY VIP CONTRAFUND(R) PORTFOLIO - SERVICE CLASS
=========================================================== ===================== ====================== =========================
From 8/26/05* to 12/31/05                                          $1.038                $1.128                     96
From 1/1/06 to 12/31/06                                            $1.128                $1.243                    534

FIDELITY VIP GROWTH OPPORTUNITIES PORTFOLIO - SERVICE CLASS
=========================================================== ===================== ====================== =========================
From 8/2/05* to 12/31/05                                           $1.033                $1.084                    136
From 1/1/06 to 12/31/06                                            $1.084                $1.127                    732

FIDELITY VIP GROWTH PORTFOLIO - SERVICE CLASS
=========================================================== ===================== ====================== =========================
From 11/4/05* to 12/31/05                                          $1.040                $1.067                     14
From 1/1/06 to 12/31/06                                            $1.067                $1.124                     8

FRANKLIN INCOME SECURITIES FUND - CLASS 2
=========================================================== ===================== ====================== =========================
From 4/28/06* to 12/31/06                                          $1.000                $1.111                   1,093

LORD ABBETT BOND-DEBENTURE PORTFOLIO - CLASS VC
=========================================================== ===================== ====================== =========================
From 1/1/06* to 12/31/06                                           $1.019                $1.100                     5

LORD ABBETT GROWTH AND INCOME PORTFOLIO - CLASS VC
=========================================================== ===================== ====================== =========================
From 8/2/05* to 12/31/05                                           $1.030                $1.051                    212
From 1/1/06 to 12/31/06                                            $1.051                $1.217                    946

LORD ABBETT MID-CAP VALUE PORTFOLIO - CLASS VC
=========================================================== ===================== ====================== =========================
From 12/6/05* to 12/31/05                                          $1.075                $1.067                     2
From 1/1/06 to 12/31/06                                            $1.067                $1.183                     9

* Date subaccount began operations.


                                                                  SUBACCOUNT           SUBACCOUNT                 UNITS
                                                                  UNIT VALUE           UNIT VALUE             OUTSTANDING AT
                                                                  BEGINNING                END                END OF PERIOD
                           SUBACCOUNT                             OF PERIOD             OF PERIOD              (THOUSANDS)
----------------------------------------------------------- --------------------- ---------------------- -------------------------
MUTUAL SHARES SECURITIES FUND - CLASS 2
=========================================================== ===================== ====================== =========================
From 8/26/05* to 12/31/05                                          $1.023                $1.077                     96
From 1/1/06 to 12/31/06                                            $1.077                $1.259                   1,220

OPPENHEIMER GLOBAL SECURITIES FUND/VA - SERVICE SHARES
=========================================================== ===================== ====================== =========================
From 4/28/06* to 12/31/06                                          $1.000                $1.064                     25

PHOENIX CAPITAL GROWTH SERIES
=========================================================== ===================== ====================== =========================
From 1/1/06* to 12/31/06                                           $1.051                $1.071                     13

PHOENIX GROWTH AND INCOME SERIES
=========================================================== ===================== ====================== =========================
From 8/2/05* to 12/31/05                                            $1.040                $1.036                    116
From 1/1/06 to 12/31/06                                             $1.036                $1.199                    500

PHOENIX MID-CAP GROWTH SERIES
=========================================================== ===================== ====================== =========================
From 12/6/05* to 12/31/05                                          $1.056                $1.047                     2
From 1/1/06 to 12/31/06                                            $1.047                $1.077                     29

PHOENIX MONEY MARKET SERIES
=========================================================== ===================== ====================== =========================
From 8/2/05* to 12/31/05                                           $1.002                $1.010                   1,223
From 1/1/06 to 12/31/06                                            $1.010                $1.041                   3,143

PHOENIX MULTI-SECTOR FIXED INCOME SERIES
=========================================================== ===================== ====================== =========================
From 8/2/05* to 12/31/05                                           $1.003                $1.011                    155
From 1/1/06 to 12/31/06                                            $1.011                $1.067                    396

PHOENIX MULTI-SECTOR SHORT TERM BOND SERIES
=========================================================== ===================== ====================== =========================
From 8/26/05* to 12/31/05                                          $1.004                $1.006                    168
From 1/1/06 to 12/31/06                                            $1.006                $1.050                    223

PHOENIX-ABERDEEN INTERNATIONAL SERIES
=========================================================== ===================== ====================== =========================
From 8/8/05* to 12/31/05                                           $1.068                $1.194                    100
From 1/1/06 to 12/31/06                                            $1.194                $1.501                   1,663

PHOENIX-ALGER SMALL-CAP GROWTH SERIES
=========================================================== ===================== ====================== =========================
From 12/6/05* to 12/31/05                                          $1.188                $1.161                     2
From 1/1/06 to 12/31/06                                            $1.161                $1.370                     89

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES
=========================================================== ===================== ====================== =========================
From 8/2/05* to 12/31/05                                           $1.099                $1.100                    151
From 1/1/06 to 12/31/06                                            $1.100                $1.489                    430

PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: AGGRESSIVE GROWTH
=========================================================== ===================== ====================== =========================
From 2/3/06* to 12/31/06                                           $1.000                $1.113                    324

PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: GROWTH
=========================================================== ===================== ====================== =========================
From 2/3/06* to 12/31/06                                           $1.000                $1.087                    409

PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: MODERATE GROWTH
=========================================================== ===================== ====================== =========================
From 2/3/06* to 12/31/06                                           $1.000                $1.076                     99

PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES
=========================================================== ===================== ====================== =========================
From 8/2/05* to 12/31/05                                           $1.082                $1.065                    154
From 1/1/06 to 12/31/06                                            $1.065                $1.209                    588

* Date subaccount began operations.


                                                                  SUBACCOUNT           SUBACCOUNT                 UNITS
                                                                  UNIT VALUE           UNIT VALUE             OUTSTANDING AT
                                                                  BEGINNING                END                END OF PERIOD
                           SUBACCOUNT                             OF PERIOD             OF PERIOD              (THOUSANDS)
----------------------------------------------------------- --------------------- ---------------------- -------------------------
PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES
=========================================================== ===================== ====================== =========================
From 8/8/05* to 12/31/05                                           $1.068                $1.074                     79
From 1/1/06 to 12/31/06                                            $1.074                $1.239                    258

PHOENIX-VAN KAMPEN COMSTOCK SERIES
=========================================================== ===================== ====================== =========================
From 1/1/06* to 12/31/06                                           $1.048                $1.251                     58

PHOENIX-VAN KAMPEN EQUITY 500 INDEX SERIES
=========================================================== ===================== ====================== =========================
From 1/1/06* to 12/31/06                                           $1.042                $1.176                     21

PIMCO VIT COMMODITYREALRETURN(TM) STRATEGY PORTFOLIO - ADVISOR CLASS
=========================================================== ===================== ====================== =========================
From 4/28/06* to 12/31/06                                          $1.000                $0.952                     14

PIMCO VIT REAL RETURN PORTFOLIO - ADVISOR CLASS
=========================================================== ===================== ====================== =========================
From 4/28/06* to 12/31/06                                          $1.000                $1.015                     5

PIMCO VIT TOTAL RETURN PORTFOLIO - ADVISOR CLASS
=========================================================== ===================== ====================== =========================
From 4/28/06* to 12/31/06                                          $1.000                $1.033                     5

RYDEX VARIABLE TRUST SECTOR ROTATION FUND
=========================================================== ===================== ====================== =========================
From 1/1/06* to 12/31/06                                           $1.113                $1.225                     1

TEMPLETON FOREIGN SECURITIES FUND - CLASS 2
=========================================================== ===================== ====================== =========================
From 11/4/05* to 12/31/05                                          $1.061                $1.112                     15
From 1/1/06 to 12/31/06                                            $1.112                $1.333                     93

TEMPLETON GROWTH SECURITIES FUND - CLASS 2
=========================================================== ===================== ====================== =========================
From 1/1/06* to 12/31/06                                           $1.085                $1.306                    990

WANGER INTERNATIONAL SELECT
=========================================================== ===================== ====================== =========================
From 10/24/05* to 12/31/05                                         $1.065                $1.161                     50
From 1/1/06 to 12/31/06                                            $1.161                $1.559                     54

WANGER INTERNATIONAL SMALL CAP
=========================================================== ===================== ====================== =========================
From 8/2/05* to 12/31/05                                           $1.075                $1.171                     70
From 1/1/06 to 12/31/06                                            $1.171                $1.586                    301

WANGER SELECT
=========================================================== ===================== ====================== =========================
From 8/26/05* to 12/31/05                                          $1.028                $1.131                     62
From 1/1/06 to 12/31/06                                            $1.131                $1.337                    110

WANGER U.S. SMALLER COMPANIES
=========================================================== ===================== ====================== =========================
From 8/29/05* to 12/31/05                                          $1.038                $1.090                     45
From 1/1/06 to 12/31/06                                            $1.090                $1.161                    101

* Date subaccount began operations.
                                      C-3


DEATH BENEFIT OPTION 2 CONTRACTS


                                                                  SUBACCOUNT           SUBACCOUNT                 UNITS
                                                                  UNIT VALUE           UNIT VALUE             OUTSTANDING AT
                                                                  BEGINNING                END                END OF PERIOD
                           SUBACCOUNT                             OF PERIOD             OF PERIOD              (THOUSANDS)
----------------------------------------------------------- --------------------- ---------------------- -------------------------
FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II
=========================================================== ===================== ====================== =========================
From 10/10/05* to 12/31/05                                         $0.995                $0.996                     52
From 01/01/06 to 12/31/06                                          $0.996                $1.022                    489

FEDERATED HIGH INCOME BOND FUND II - PRIMARY SHARES
=========================================================== ===================== ====================== =========================
From 01/01/06* to 12/31/06                                         $1.026                $1.120                     11

FIDELITY VIP CONTRAFUND(R) PORTFOLIO - SERVICE CLASS
=========================================================== ===================== ====================== =========================
From 01/01/06* to 12/31/06                                         $1.127                $1.239                     55

FIDELITY VIP GROWTH OPPORTUNITIES PORTFOLIO - SERVICE CLASS
=========================================================== ===================== ====================== =========================
From 10/10/05* to 12/31/05                                         $0.995                $1.082                     13
From 01/01/06 to 12/31/06                                          $1.082                $1.123                    165

FRANKLIN INCOME SECURITIES FUND - CLASS 2
=========================================================== ===================== ====================== =========================
From 4/28/06* to 12/31/06                                          $1.000                $1.109                    325

LORD ABBETT BOND-DEBENTURE PORTFOLIO - CLASS VC
=========================================================== ===================== ====================== =========================
From 01/01/06* to 12/31/06                                         $1.017                $1.096                     1

LORD ABBETT GROWTH AND INCOME PORTFOLIO - CLASS VC
=========================================================== ===================== ====================== =========================
From 10/10/05* to 12/31/05                                         $0.999                $1.049                     51
From 01/01/06 to 12/31/06                                          $1.049                $1.212                    179

MUTUAL SHARES SECURITIES FUND - CLASS 2
=========================================================== ===================== ====================== =========================
From 01/01/06* to 12/31/06                                         $1.076                $1.254                    317

OPPENHEIMER GLOBAL SECURITIES FUND/VA - SERVICE SHARES
=========================================================== ===================== ====================== =========================
From 4/28/06* to 12/31/06                                          $1.000                $1.062                     4

PHOENIX GROWTH AND INCOME SERIES
=========================================================== ===================== ====================== =========================
From 10/10/05* to 12/31/05                                         $0.990                $1.035                     10
From 01/01/06 to 12/31/06                                          $1.035                $1.194                     94

PHOENIX MONEY MARKET SERIES
=========================================================== ===================== ====================== =========================
From 10/24/05* to 12/31/05                                         $1.005                $1.008                     6
From 01/01/06 to 12/31/06                                          $1.008                $1.037                    225

PHOENIX MULTI-SECTOR FIXED INCOME SERIES
=========================================================== ===================== ====================== =========================
From 9/6/05* to 12/31/05                                           $1.014                $1.010                    135
From 01/01/06 to 12/31/06                                          $1.010                $1.063                    187

PHOENIX MULTI-SECTOR SHORT TERM BOND SERIES
=========================================================== ===================== ====================== =========================
From 01/01/06* to 12/31/06                                         $1.005                $1.046                     2

PHOENIX-ABERDEEN INTERNATIONAL SERIES
=========================================================== ===================== ====================== =========================
From 10/10/05* to 12/31/05                                         $1.117                $1.192                     2
From 01/01/06 to 12/31/06                                          $1.192                $1.496                    337

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES
=========================================================== ===================== ====================== =========================
From 9/6/05* to 12/31/05                                           $1.075                $1.098                    127
From 01/01/06 to 12/31/06                                          $1.098                $1.483                    201

* Date subaccount began operations.

                                                                  SUBACCOUNT           SUBACCOUNT                 UNITS
                                                                  UNIT VALUE           UNIT VALUE             OUTSTANDING AT
                                                                  BEGINNING                END                END OF PERIOD
                           SUBACCOUNT                             OF PERIOD             OF PERIOD              (THOUSANDS)
----------------------------------------------------------- --------------------- ---------------------- -------------------------

PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: AGGRESSIVE GROWTH
=========================================================== ===================== ====================== =========================
From 2/3/06* to 12/31/06                                           $1.000                $1.111                     63

PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: GROWTH
=========================================================== ===================== ====================== =========================
From 2/3/06* to 12/31/06                                           $1.000                $1.085                    289

PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: MODERATE GROWTH
=========================================================== ===================== ====================== =========================
From 2/3/06* to 12/31/06                                           $1.000                $1.073                    459

PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES
=========================================================== ===================== ====================== =========================
From 9/6/05* to 12/31/05                                           $1.064                $1.064                    129
From 01/01/06 to 12/31/06                                          $1.064                $1.204                    212

PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES
=========================================================== ===================== ====================== =========================
From 10/10/05* to 12/31/05                                         $1.022                $1.073                     2
From 01/01/06 to 12/31/06                                          $1.073                $1.234                     64

PHOENIX-VAN KAMPEN COMSTOCK SERIES
=========================================================== ===================== ====================== =========================
From 01/01/06* to 12/31/06                                         $1.046                $1.246                     5

PIMCO VIT COMMODITYREALRETURN(TM) STRATEGY PORTFOLIO - ADVISOR CLASS
=========================================================== ===================== ====================== =========================
From 4/28/06* to 12/31/06                                          $1.000                $0.950                    0.4

TEMPLETON GROWTH SECURITIES FUND - CLASS 2
=========================================================== ===================== ====================== =========================
From 01/01/06* to 12/31/06                                         $1.084                $1.300                    269

WANGER INTERNATIONAL SELECT
=========================================================== ===================== ====================== =========================
From 01/01/06* to 12/31/06                                         $1.159                $1.553                     10

WANGER INTERNATIONAL SMALL CAP
=========================================================== ===================== ====================== =========================
From 9/6/05* to 12/31/05                                           $1.115                $1.170                    137
From 01/01/06 to 12/31/06                                          $1.170                $1.580                    182

WANGER SELECT
=========================================================== ===================== ====================== =========================
From 01/01/06* to 12/31/06                                         $1.129                $1.331                     33

WANGER U.S. SMALLER COMPANIES
=========================================================== ===================== ====================== =========================
From 01/01/06* to 12/31/06                                         $1.089                $1.157                     44

* Date subaccount began operations.
                                      C-5